SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                            RAVENSWOOD WINERY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[X]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                [RAVENSWOOD LOGO]


                             RAVENSWOOD WINERY, INC.
                               26200 Arnold Drive
                            Sonoma, California 95476
                                  May 18, 2001

Dear Shareholder:

         We invite you to attend a special meeting of shareholders of Ravenswood Winery, Inc., to be held at 9:00 a.m., local time, on Tuesday, June 26, 2001, at 2326 Powell Street, Emeryville, California. No food or wine will be served.

         At the special meeting, we will ask you to approve the principal terms of the merger agreement that we entered into on April 10, 2001 with Constellation Brands, Inc. pursuant to which our company would be merged with a wholly owned indirect subsidiary of Constellation Brands. If we complete the merger, you will receive $29.50 in cash, without interest, for each share of Ravenswood common stock you own, and Ravenswood will become a 100% owned indirect subsidiary of Constellation Brands.

         The Ravenswood board of directors carefully reviewed and considered the terms and conditions of the proposed merger. Based on its review, the Ravenswood board of directors has determined that the terms of the merger agreement and the merger are in the best interests of Ravenswood and its shareholders. In making this determination, the Ravenswood board of directors considered, among other things, the oral opinion given by WR Hambrecht + Co., LLC, Ravenswood's financial advisor, on April 9, 2001 to the effect that, as of that date and on the basis of and subject to the assumptions, limitations and qualifications set forth in its written confirmation, the $29.50 per share to be received in the merger is fair, from a financial point of view, to our shareholders. The written opinion of WR Hambrecht + Co., LLC is attached as Annex B to the attached proxy statement and should be read carefully in its entirety.

         Our board of directors has unanimously approved the merger and recommends that you vote "FOR" the approval of the principal terms of the merger agreement at the special meeting.

         Your vote is very important. Failure to vote will have the same effect as a vote against approval of the merger agreement. Only holders of our stock of record at the close of business on May 9, 2001 are entitled to notice of and to vote at the special meeting or at any adjournments or postponements of the special meeting.

         Whether or not you plan to attend the special meeting, you are requested to complete, date, sign and return the proxy card. If you hold your shares in "street name", you should instruct your broker how to vote in accordance with your voting instruction form.

         The accompanying proxy statement explains the proposed merger and merger agreement and provides specific information concerning the special meeting. Please read these materials carefully.



                                     Sincerely,

                                     /s/ W. Reed Foster
                                     -------------------------------------
                                     W. Reed Foster
                                     Chairman of the Board of Directors and
                                     Chief Executive Officer

                             RAVENSWOOD WINERY, INC.
                               26200 Arnold Drive
                            Sonoma, California 95476

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      To Be Held on Tuesday, June 26, 2001


To the Shareholders of Ravenswood Winery, Inc.:

         The special meeting of shareholders of Ravenswood Winery, Inc. will be held at 9:00 a.m., local time, on Tuesday, June 26, 2001, at 2326 Powell Street, Emeryville, California, for the purposes of considering and voting upon a proposal to approve the principal terms of the Agreement and Plan of Merger, dated April 10, 2001, among Constellation Brands, Inc., VVV Acquisition Corp. and Ravenswood. In the merger, each outstanding share of common stock, no par value per share, of Ravenswood will be converted into the right to receive $29.50 in cash, without interest. The merger agreement is more fully described in the accompanying proxy statement and is attached as Annex A to the proxy statement.

         Ravenswood's board of directors has fixed the close of business on May 9, 2001 as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournment or postponement of the meeting. A list of shareholders entitled to vote at the special meeting will be available for examination at Ravenswood's headquarters, during ordinary business hours, from the date of the proxy statement until the special meeting.

         Approval of the merger will require the affirmative vote of the holders of Ravenswood stock representing a majority of the outstanding shares of Ravenswood common stock entitled to vote. The holders of approximately 54% of the outstanding shares of Ravenswood common stock have already agreed to vote in favor of the merger.

         Under California law, Ravenswood's shareholders may demand dissenters' rights in connection with the merger, but only if Ravenswood receives demands with respect to five percent or more of the shares of outstanding common stock. In that event, any shares of Ravenswood common stock as to which dissenters' rights are properly exercised may be converted into the right to cause Ravenswood to purchase such shares in cash for their fair market value, as may be determined pursuant to the laws of the State of California. In order for such shares to have dissenters' rights, a shareholder must follow the procedures specified by California law, including, but not limited to, (1) making a written demand before the special meeting that Ravenswood purchase his or her shares,
(2) voting his or her shares against the proposed merger, and (3) submitting his or her shares for endorsement within thirty days of receiving notice of the approval of the merger. Failure to execute a proxy with respect to approval of the merger will not be sufficient to constitute the demand described above. Please see "Special Factors--Dissenters' Rights" in the enclosed proxy statement and Chapter 13 of the California General Corporation Law attached as Annex D thereto.

         The accompanying proxy statement describes the proposed merger, the actions to be taken in connection with the merger and additional information about the parties involved and their interests. Please give all this information your careful attention.

         Our board of directors unanimously recommends that shareholders vote "FOR" approval of the principal terms of the merger agreement.

         We urge you to sign and return the enclosed proxy card as promptly as possible, whether or not you plan to attend the special meeting in person. You may revoke the proxy at any time prior to its exercise in the manner described in the attached proxy statement. Any shareholder present at the special meeting, including any adjournment or postponement of the meeting, may revoke such shareholder's proxy and vote personally on the merger agreement to be considered at the special meeting. Executed proxies with no instructions indicated thereon will be voted "FOR" approval of the principal terms of the merger agreement.

         Please do not send your share certificates at this time. By Order of the Board of Directors,



                                     /s/ Justin M. Faggioli
                                     -------------------------------------
                                     Justin M. Faggioli
                                     Executive Vice President and Secretary


Sonoma, California
May 18, 2001


         The proxy statement is dated May 18, 2001 and is first being mailed to Ravenswood's shareholders on or about May 18, 2001.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           -----

QUESTIONS & ANSWERS ABOUT THE MERGER ......................................    1
SUMMARY OF THE PROXY STATEMENT ............................................    3
THE SPECIAL MEETING .......................................................    9
   General ................................................................    9
   Record Date and Quorum Requirements ....................................    9
   Voting Procedures; Required Vote; Revocability of Proxy ................    9
   Adjournments or Postponements ..........................................   10
THE PARTIES ...............................................................   11
   Ravenswood Winery, Inc. ................................................   11
   Constellation Brands, Inc. .............................................   11
   VVV Acquisition Corp. ..................................................   11
SPECIAL FACTORS ...........................................................   12
   Background of the Merger ...............................................   12
   Reasons for the Recommendation of our Board of Directors ...............   14
   Opinion of WR Hambrecht + Co., LLC .....................................   15
   Voting Agreement .......................................................   20
   Interests of Ravenswood Directors and Executive Officers ...............   21
   Effects of the Merger ..................................................   24
   Federal Income Tax Consequences ........................................   24
   Dissenters' Rights .....................................................   25
   Approvals ..............................................................   26
   Source of Funds ........................................................   27
THE MERGER AGREEMENT ......................................................   28
   The Merger .............................................................   28
   Effective Time of the Merger ...........................................   28
   Payment for Shares .....................................................   28
   Stock Options ..........................................................   29
   Stock Purchase Plan ....................................................   29
   Debentures .............................................................   29
   Representations and Warranties .........................................   29
   Covenants ..............................................................   30
   Indemnification ........................................................   31
   Termination ............................................................   31
   No Solicitation of Transactions ........................................   32
   Termination Fee Payable to Constellation Brands ........................   33
   Employee Benefit Matters ...............................................   33
   Conditions to the Merger ...............................................   34
   Expenses ...............................................................   34
   Amendment and Waiver ...................................................   34
OWNERSHIP OF RAVENSWOOD ...................................................   35
   5% Shareholders ........................................................   35
   Directors and Executive Officers .......................................   35
PRICE RANGE OF COMMON STOCK ...............................................   37
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS .................   37
ADDITIONAL INFORMATION ....................................................   38
   Solicitation of Proxies/Costs ..........................................   38
   Shareholder Proposals; Other Matters ...................................   38
   Other Shareholder Meetings .............................................   38
WHERE YOU CAN FIND MORE INFORMATION .......................................   38

                                     ANNEXES
   Agreement and Plan of Merger ...........................................  A-1
   WR Hambrecht + Co., LLC Fairness Opinion ...............................  B-1
   Form of Voting Agreement ...............................................  C-1
   Chapter 13 of the California General Corporation Law ...................  D-1

                                 PROXY STATEMENT

         Sent to the Shareholders of Ravenswood Winery, Inc. on or about May 18, 2001


              FOR THE SPECIAL MEETING OF SHAREHOLDERS OF RAVENSWOOD
                 WINERY, INC. TO BE HELD TUESDAY, JUNE 26, 2001

                      QUESTIONS & ANSWERS ABOUT THE MERGER

         Q: What am I voting for?

         A: We are asking for your vote to approve the principal terms of the merger agreement that we entered into on April 10, 2001 with Constellation Brands, Inc. Under the terms of the merger agreement Ravenswood will be merged with a wholly owned indirect subsidiary of Constellation Brands and Ravenswood will become a wholly owned indirect subsidiary of Constellation Brands.

         Q: What will I receive in the merger?

         A: If we complete the merger, you will receive $29.50 in cash for each share of Ravenswood common stock you own.

         Q: What shareholder approval is required?

         A: Approval of the merger agreement and the transactions contemplated thereby, including the merger, requires the affirmative vote of a majority of the outstanding shares of Ravenswood common stock held by shareholders entitled to vote on May 9, 2001. Shareholders of Ravenswood owning approximately 54% of the outstanding shares of Ravenswood common stock have entered into voting arrangements with Constellation Brands and VVV Acquisition Corp., dated April 10, 2001, in which each of those shareholders agreed, subject to the terms of the voting agreement, to vote all of their shares of Ravenswood common stock in favor of the merger. The form of voting agreement is attached to this proxy statement as Annex C.

         Q: What regulatory approvals are required?

         A: The merger requires that the waiting period (and any extension thereof) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, will have been terminated or will have expired. The waiting period was terminated on April 30, 2001. The State of California Department of Alcoholic Beverage Control and Board of Equalization and the United States Bureau of Alcohol, Tobacco and Firearms regulate the business and operations of each of Ravenswood and Constellation Brands. Although Ravenswood and Constellation Brands will be required to make filings with both the state and federal regulators, under the provisions of the merger agreement, the approval of these regulators is not a condition to the consummation of the merger.

         Q: When do you expect the merger to be completed?

         A: We are working toward completing the merger as quickly as possible. Assuming approval by our shareholders and satisfaction or waiver of other conditions, we hope to complete the merger by June 30, 2001.

         Q: Do I have dissenters' rights?

         A: Yes. Under California law, shareholders have dissenters' rights in connection with the merger, if enough shareholders elect to demand dissenters' rights and follow the procedures specified by California law. See "Special
Factors--Dissenters' Rights" and Chapter 13 of the California General Corporation Law attached as Annex D.

         Q: What do I need to do now?

         A: After carefully reading and considering the information contained in this proxy statement, please complete, date and sign your proxy and return it in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. If you sign and send in your proxy and do not indicate how you want to vote, we will count your proxy in favor of approval of the principal terms of the merger agreement. If you abstain from voting or do not vote, it will have the effect of a vote against the approval of the principal terms of the merger agreement. However, abstention from voting or failure to execute a proxy with respect to approval of the merger will not be sufficient to constitute a vote against the merger for the purpose of asserting dissenters' rights. See "Special Factors--Dissenters' Rights" and Chapter 13 of the California General Corporation Law attached as Annex D. The special meeting will take place on Tuesday, June 26, 2001. You may attend the special meeting and vote your shares in person rather than voting by proxy.

         Q: Can I change my vote after I have mailed my signed proxy?

         A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can attend the special meeting and vote in person. Second, you can send a written notice stating that you would like to revoke your proxy. Third, you can complete and submit a new proxy. If you choose either of these final two methods, you must submit your notice of revocation or your new proxy to Ravenswood's solicitation agent, Mellon Investor Services LLC, at the following address so that your notice or new proxy is received by the solicitation agent prior to the close of business on June 25, 2001:

                          Mellon Investor Services LLC
                          44 Wall Street, Seventh Floor
                               New York, NY 10005
                            Toll Free: (800) 279-1247

         Q: If my broker holds my shares in "street name", will my broker vote my shares?

         A: Your broker will vote your shares only if you provide instructions as to how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not provide your broker with instructions on how to vote your shares, it will have the effect of a vote against the approval of the merger agreement. However, failure to provide your broker with instructions on how to vote your shares with respect to approval of the merger will not be sufficient to constitute a vote against the merger for the purpose of asserting dissenters' rights. See "Special Factors--Dissenters' Rights" and Chapter 13 of the California General Corporation Law attached as Annex D.

         Q: Should I send in my stock certificates now?

         A: No. After the merger is completed, you will receive written instructions for exchanging your stock certificates. Please do not send in your stock certificates with your proxy.

         Q: Who can help answer my questions?

         A: If you have any questions about the merger or if you need additional copies of this proxy statement or the enclosed proxy, you should contact:

                          Mellon Investor Services LLC
                          44 Wall Street, Seventh Floor
                               New York, NY 10005
                            Toll Free: (800) 279-1247

                                       or

                               Investor Relations
                             Ravenswood Winery, Inc.
                               26200 Arnold Drive
                            Sonoma, California 95476
                                 (707) 938-1960

                         SUMMARY OF THE PROXY STATEMENT

         The following is a summary of information contained elsewhere in this proxy statement and the attached Annexes. This summary does not purport to contain a complete statement of all material information relating to the merger agreement, the merger, and the other matters discussed herein and is subject to, and is qualified in its entirety by, the more detailed information contained in or attached to this proxy statement. Where appropriate, items in this summary contain a cross reference directing you to a more complete description included elsewhere in this proxy statement. Ravenswood shareholders should carefully read this proxy statement in its entirety, as well as the merger agreement attached to this proxy statement as Annex A.


                               The Special Meeting

Date, Time and Place of the Special Meeting

         The special meeting will be held on Tuesday, June 26, 2001, at 9:00 a.m. local time, at 2326 Powell Street, Emeryville, California.


Purpose of the Special Meeting

         At the special meeting, our shareholders will consider and vote on a proposal to approve the principal terms of the merger agreement, dated April 10, 2001, among Constellation Brands, Inc., VVV Acquisition Corp. and Ravenswood. Under the merger agreement, Ravenswood will be merged with VVV Acquisition Corp., a wholly owned indirect subsidiary of Constellation Brands, Inc., with Ravenswood surviving the merger as a wholly owned indirect subsidiary of Constellation Brands. Each outstanding share of our common stock, no par value per share, other than shares held by Ravenswood, Constellation Brands or VVV Acquisition Corp., will be converted automatically into the right to receive $29.50 in cash, without interest, upon surrender of the certificate formerly representing the outstanding shares of Ravenswood common stock in the manner set forth in the merger agreement. See "The Merger Agreement--The Merger" beginning on page 28.

Record Date and Quorum

         Our board of directors has fixed the close of business on May 9, 2001, as the record date for determining shareholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting. Each holder of record of shares of our outstanding common stock at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. At the close of business on the record date, 4,876,766 shares of our common stock were outstanding. The holders of a majority of the outstanding shares of common stock must be present in person or represented by proxy to constitute a quorum for the transaction of business at the special meeting. See "The Special Meeting--Record Date and Quorum Requirements" beginning on page 9.

Required Vote and Proxies

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the principal terms of the merger agreement. A failure to vote or a vote to abstain generally will have the same effect as a vote cast against approval of the merger agreement. Brokers who hold shares as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners, and a broker non-vote will have the same effect as a vote against approval of the merger agreement.

         Shareholders of Ravenswood owning approximately 54% of the outstanding shares of Ravenswood common stock have entered into voting arrangements with Constellation Brands and

VVV Acquisition Corp., dated April 10, 2001, in which each of those shareholders agreed, subject to the terms of the voting agreement, to vote all of their shares of Ravenswood common stock in favor of the merger. The form of voting agreement is attached to this proxy statement as Annex C. See "Special Factors--Voting Agreement" beginning on page 20.

         Shareholders are requested to promptly complete, date, sign and return the accompanying proxy card. A shareholder may revoke a proxy at any time prior to its exercise. See "The Special Meeting--Voting Procedures; Required Vote; Revocability of Proxy" beginning on page 9.


                                   The Parties

Ravenswood

         Ravenswood produces, markets and sells super-premium and ultra-premium California wines primarily under the Ravenswood brand name. The vast majority of wines produced and sold by Ravenswood are red wines, including Merlot, Cabernet Sauvignon and, particularly, Zinfandel. To a lesser extent, Ravenswood produces white wines, including Chardonnay, French Colombard and Gewurztraminer. Shares of common stock of Ravenswood are listed on The Nasdaq National Market under the ticker symbol "RVWD".

         Our headquarters are located at 26200 Arnold Drive, Sonoma, California 95476. Our general telephone number at the headquarters is: (707) 938-1960.

Constellation Brands, Inc.

         Constellation Brands, Inc. is a leader in the production, marketing and distribution of branded beverage alcohol products in North America and the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Constellation Brands is the largest single-source supplier of these products in the United States. In the United Kingdom, Constellation Brands is a leading provider of wine and cider, as well as a leading independent wholesaler of beverage alcohol products. Shares of Class A common stock and Class B common stock of Constellation Brands are listed on the New York Stock Exchange under the ticker symbols "STZ" and "STZ.B", respectively.

         The headquarters of Constellation Brands are located at 300 WillowBrook Office Park, Fairport, NY 14450. Constellation Brands' general telephone number at the headquarters is: (716) 218-2169.

VVV Acquisition Corp.

         VVV Acquisition Corp. is a newly-formed corporation organized and existing under the laws of Delaware. Constellation Brands indirectly owns 100% of VVV Acquisition Corp. VVV Acquisition Corp. was organized solely for the purpose of entering into the merger agreement with Ravenswood and has not conducted any business operations.


                                 Special Factors

Background of the Merger

         For a description of the events leading to the approval of the merger by our board of directors and the reasons for such approval, you should refer to "Special Factors--Background of the Merger" beginning on page 12 and "--Reasons for the Recommendation of our Board of Directors" beginning on page 14.

Recommendation of our Board of Directors

         On April 9, 2001, our board of directors, by unanimous vote, approved the merger agreement and recommended that our shareholders approve the principal terms of the merger agreement. In connection with the foregoing, our board of directors determined that the merger and the merger agreement are in the best interests of Ravenswood and its shareholders. In connection with its recommendation, our board of directors relied upon, among other things, the fairness opinion of Ravenswood's financial advisor, WR Hambrecht + Co., LLC. See "Special Factors--Reasons for the Recommendation of our Board of Directors" beginning on page 14 and "--Opinion of WR Hambrecht + Co., LLC" beginning on page 15.

         Our board of directors unanimously recommends that our shareholders vote "FOR" approval of the principal terms of the merger agreement.

Opinion of the Financial Advisor

         WR Hambrecht + Co., LLC provided its oral opinion on April 9, 2001 (subsequently confirmed in writing as of the same date) to our board of directors that, as of that date, the consideration to be received by our shareholders in connection with the merger was fair, from a financial point of view, to our shareholders.

         The full text of the written opinion of WR Hambrecht + Co., LLC, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B and incorporated by reference into this proxy statement. The opinion of WR Hambrecht + Co., LLC does not constitute a recommendation as to how you should vote with respect to the merger agreement. We urge you to read the opinion in its entirety. See "Special Factors--Opinion of WR Hambrecht + Co., LLC" beginning on page 15.

Reasons for the Merger

         The principal purpose of the merger is to enable Constellation Brands to own all of the equity interests in Ravenswood and provide you the opportunity to receive liquidity for your shares at a premium cash price over the market price at which the common stock traded prior to the announcement of the merger agreement. The closing price per share of our common stock on The Nasdaq National Market on April 10, 2001, the last trading day prior to announcement of the merger and the merger agreement, was $17.52. See "Special Factors--Reasons for the Recommendation of our Board of Directors" beginning on page 14.

Voting Agreement

         As a condition to Constellation Brands entering into the merger agreement, Ravenswood shareholders holding approximately 54% of outstanding common stock of Ravenswood entered into voting arrangements, dated April 10, 2001, with Constellation Brands and VVV Acquisition Corp. in which each of those shareholders has agreed to vote their shares of Ravenswood common stock in favor of the merger. You are urged to read the form of voting agreement, which is attached as Annex C and incorporated by reference into this proxy statement, in its entirety. See "Special Factors--Voting Agreement" beginning on page 20.

Interests of Ravenswood Directors and Executive Officers

         In considering the recommendation of our board of directors with respect to the merger agreement, you should be aware that some of our directors and executive officers have interests in connection with the merger that are different from, or in addition to, the interests of other Ravenswood shareholders, including the following:

         o The merger agreement provides that all outstanding options for Ravenswood common stock will be cancelled immediately prior to the merger and, for each option cancelled, optionholders will receive the amount by which $29.50 exceeds the exercise price of each such option. The executive officers and directors hold approximately 77% of the outstanding options.

         o The executive officers will receive cash bonuses immediately prior to the consummation of the merger.

         o The executive officers will continue as employees after the merger. They will receive salaries, be eligible for bonuses and receive stock options for Constellation Brands common stock.

         o Ravenswood, as the surviving corporation after the merger, has agreed to indemnify the Ravenswood directors and executive officers for events occurring before the merger, including events that are related to the merger.

         See "Special Factors--Interests of Ravenswood Directors and Executive Officers" beginning on page 20 and "The Merger Agreement--Indemnification" beginning on page 31.

Federal Income Tax Consequences

         The receipt of the cash merger consideration by a holder of our shares will be a taxable transaction for U.S. federal income tax purposes. We urge you to consult your tax advisors to determine the effect of the merger under applicable federal, state, local and foreign tax laws. See "Special Factors--Federal Income Tax Consequences" beginning on page 24.

Rights of Dissenting Shareholders

         Ravenswood shareholders who properly object to the merger by following the procedures established by California law may exercise dissenters' rights in connection with the merger, but only if Ravenswood receives demands with respect to five percent or more of the shares of outstanding common stock. See "Special Factors--Dissenters' Rights" beginning on page 25 and Chapter 13 of the California General Corporation Law attached as Annex D.

Approvals

         The obligation of each of Constellation Brands and Ravenswood to consummate the merger is subject to the expiration or early termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Notice of early termination of the waiting period was received from the Federal Trade Commission on April 30, 2001. The State of California Department of Alcoholic Beverage Control and Board of Equalization and the United States Bureau of Alcohol, Tobacco and Firearms regulate the business and operations of Ravenswood and Constellation Brands. Although Ravenswood and Constellation Brands will be required to make filings with state and federal regulators, the approval of these regulators is not a condition to the consummation of the merger. See "Special Factors--Approvals" beginning on page 26.

Source of Funds

         Constellation Brands has informed us that it has sufficient borrowing availability under its existing bank credit facilities to meet its closing obligations, including approximately $148 million to acquire Ravenswood's outstanding common stock, debentures and rights under the Employee Stock Purchase Plan, and, to the extent necessary, to assist Ravenswood with its cash needs if additional cash is needed at the time of the merger to fund Ravenswood's obligations with respect to vested stock options, certain debt and other obligations arising in connection with the merger that is not repaid from Ravenswood's cash in connection with the merger. The amount of debt and these obligations in excess of cash on hand at the time of the merger is not expected by Constellation Brands to be significant, and is currently being estimated by Constellation Brands as between $0 and $3 million.


                              The Merger Agreement

The Merger

         The merger agreement provides that, subject to satisfaction of various conditions, VVV Acquisition Corp. will be merged with and into Ravenswood.
Following  the merger,  the separate  existence of VVV  Acquisition  Corp.  will cease, and Ravenswood will continue as the surviving corporation and a wholly owned indirect subsidiary of Constellation Brands. As of the effective time of the merger, each of our issued and outstanding shares, other than any shares held directly or indirectly by Constellation Brands, VVV Acquisition Corp. or Ravenswood, will, by virtue of the merger, be canceled and converted into the right to receive $29.50 in cash, without interest. See "The Merger Agreement--The Merger" beginning on page 28.

Effective Time of the Merger and Payment for Shares

         The effective time of the merger will occur two business days following the satisfaction or waiver of the conditions to the merger contained in the merger agreement or on such other date as the parties agree. See "The Merger Agreement--Conditions to the Merger" beginning on page 34. Detailed instructions with regard to the surrender of share certificates, together with a letter of transmittal, will be forwarded to shareholders by the paying agent promptly following the effective time of the merger. Shareholders should not submit their certificates to the paying agent until they have received such materials. The paying agent will send payment of the merger consideration to you as promptly as practicable following receipt by the paying agent of your certificates and other required documents. No interest will be paid or accrued on the cash payable upon the surrender of certificates. See "The Merger Agreement--Payment for Shares" beginning on page 28.

         You should not send any share certificates to us at this time.

Conditions to the Merger

         Each  party's   obligation   to  complete  the  merger  is  subject  to
satisfaction of the following conditions with respect to one or both parties:

         o approval of the merger agreement by holders of a majority of the outstanding shares of our common stock;

         o the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. We received notice of early termination of the waiting period from the Federal Trade Commission on April 30, 2001;

         o the absence of any injunction or other legal restraint preventing the closing of the merger;

         o the representations and warranties of Ravenswood, on the one hand, and Constellation Brands and VVV Acquisition Corp., on the other hand, are true and correct as of the effective time of the merger (except where the failure to be so true and correct would not have a material adverse effect, as defined in the last bullet below, and unless any such representation or warranty refers to some other time in which case it will be true and correct as of that time);

         o performance by Ravenswood, on the one hand, and Constellation Brands and VVV Acquisition Corp., on the other hand, in all material respects of their respective covenants; and

         o with respect to the obligations of Constellation Brands, since April 10, 2001, the financial condition, business or results of operations of Ravenswood will not have suffered a material adverse effect, excluding changes in the market price or trading volume of Ravenswood's common stock, the effects of changes in applicable law or accounting principles, changes in general economic or business conditions on the wine industry generally which do not disproportionately affect Ravenswood, and the effects of the announcement of the merger or the consummation of the merger.

         Any or all of the conditions that have not been satisfied may be waived (other than conditions that are required by law, such as approval of the merger agreement by our shareholders, required regulatory approvals and the absence of injunctions enjoining the merger). See "The Merger Agreement--Conditions to the Merger" beginning on page 34. Even if our shareholders approve the principal terms of the merger agreement, we cannot assure you that the merger will be completed.

Termination

         The merger agreement contains provisions addressing the circumstances under which Ravenswood or Constellation Brands may terminate the merger agreement. In addition, the merger agreement provides that, in several circumstances, Ravenswood may be required to pay Constellation Brands a termination fee of $8 million. For a more complete discussion, see "The Merger Agreement--Termination" beginning on page 31 and "--Termination Fee Payable to Constellation Brands" beginning on page 33.

Expenses

         All fees and expenses incurred in connection with the merger will be paid by the party incurring such fees or expenses if the merger is not consummated. If the merger is consummated the surviving corporation will pay all fees and expenses.

Security Ownership of Ravenswood Directors and Executive Officers

         At the close of business on the record date, our directors and executive officers owned and were entitled to vote, in the aggregate, 2,210,641, or approximately 45.3%, of the outstanding shares of our common stock. All of our directors and executive officers are required under the voting arrangement to vote their beneficially owned shares which are eligible to be voted on the merger agreement proposal in favor of approval of the merger agreement. See "Ownership of Ravenswood--Directors and Executive Officers" beginning on page 35 and "Special Factors--Voting Agreement" beginning on page 20.

Market Prices of Common Stock

         Currently, shares of our common stock are listed for trading on The Nasdaq National Market. As a result of the merger, we will become a wholly owned indirect subsidiary of Constellation Brands and our shares will cease to trade on any public trading market. The closing price of our common stock on May 9, 2001, was $29.12 per share.

         On the record date, there were approximately 129 holders of record of our common stock.

                               THE SPECIAL MEETING

General

         This proxy statement is being delivered to you in connection with a special meeting of shareholders to be held on Tuesday, June 26, 2001, at 9:00 a.m., local time, at 2326 Powell Street, Emeryville, California. The purpose of the special meeting is for our shareholders to consider and vote upon a proposal to approve the principal terms of the Agreement and Plan of Merger, dated April 10, 2001, among Ravenswood, Constellation Brands and VVV Acquisition Corp. Each copy of this proxy statement is accompanied by a proxy card furnished in connection with the solicitation of proxies by our board of directors for use at the special meeting. This proxy statement is being mailed on or about May 18, 2001, to our shareholders of record on May 9, 2001.

         Our board of directors has determined that the merger and the merger agreement are in the best interest of Ravenswood and its shareholders and has approved the merger and the merger agreement by unanimous vote of the directors. Accordingly, our board of directors unanimously recommends that shareholders vote "FOR" approval of the principal terms of the merger agreement. See "Special Factors--Background of the Merger" beginning on page 12 and "--Reasons for the Recommendation of our Board of Directors" beginning on page 14.

         Shareholders are requested to promptly complete, date, sign and return the accompanying proxy card. Return of an executed proxy with no instructions indicated thereon will result in the applicable shares being voted "FOR" approval of the principal terms of the merger agreement. A vote to abstain or a failure to return a properly executed proxy card or to vote at the special meeting will have the effect of a vote "AGAINST" approval of the merger agreement. However, abstention from voting or failure to execute a proxy with respect to approval of the merger will not be sufficient to constitute a vote against the merger for the purpose of asserting dissenters' rights. See "Special Factors--Dissenters' Rights" beginning on page 25 and Chapter 13 of the California General Corporation Law attached as Annex D.

Record Date and Quorum Requirements

         Our board of directors has fixed the close of business on May 9, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Each holder of record of common stock at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of shareholders.

         The holders of a majority of the outstanding shares entitled to vote at the special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions and shares referred to as "broker or nominee non-votes" that are represented at the special meeting--shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker or nominee does not have discretionary voting power on a particular matter--are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If less than a majority of outstanding shares are represented at the special meeting, the special meeting will be adjourned to a time, date and place designated by our management. As of the record date, there were approximately 129 holders of record of our common stock and approximately 4,876,766 shares of our common stock were outstanding.

         Shareholders should not forward any share certificates with their proxy cards. In the event the merger is completed, share certificates should be delivered in accordance with instructions set forth in a letter of transmittal, which will be sent to shareholders by the paying agent promptly after the effective time of the merger.

Voting Procedures; Required Vote; Revocability of Proxy

         Approval of the merger agreement will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Brokers and, in many cases, nominees will not have discretionary power to vote on the merger proposal to be presented at the special meeting. Accordingly, beneficial owners of shares should instruct their brokers or nominees on how to vote. A broker or nominee non-vote will have the same effect as a vote against approval of the merger agreement. If no instructions are indicated on a properly executed proxy, such proxy will be voted as a vote "FOR" approval of the principal terms of the merger agreement. A shareholder may revoke a proxy at any time prior to its exercise.

         A shareholder may revoke a proxy by delivering to Ravenswood's solicitation agent, Mellon Investor Services LLC, either (1) a written notice of revocation or (2) a duly executed proxy bearing a later date. Such notice or new proxy must be received by the solicitation agent prior to the close of business on Monday, June 25, 2001. A shareholder may also revoke a proxy by attending the special meeting and voting in person. The presence of a shareholder at the special meeting will not in and of itself automatically revoke such shareholder's proxy. The address of Ravenswood's solicitation agent is:

                          Mellon Investor Services LLC
                          44 Wall Street, Seventh Floor
                               New York, NY 10005
                            Toll Free: (800) 279-1247


Adjournments or Postponements

         Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies or for other reasons as determined by our board of directors. Any adjournment or postponement may be made without notice, including by an announcement made at the special meeting, by approval of the holders of a majority of the voting power represented by the outstanding shares of Ravenswood's common stock present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by Ravenswood will be voted in favor of an adjournment or postponement in these circumstances unless a written note on the proxy by the shareholder directs otherwise. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies or for other reasons will allow Ravenswood's shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                                   THE PARTIES

Ravenswood Winery, Inc.

         Ravenswood Winery, Inc. was founded in 1976, became a limited partnership in 1979, and was subsequently incorporated in the State of California on December 23, 1986. We completed our initial public offering in April 1999 and our common stock is listed on The Nasdaq National Market System under the symbol "RVWD". Ravenswood produces, markets and sells super-premium and ultra-premium California wines primarily under the Ravenswood brand name. The vast majority of the wines Ravenswood produces and sells are red wines, including Merlot, Cabernet Sauvignon and, particularly, Zinfandel. To a lesser extent, Ravenswood produces white wines, including Chardonnay, French Colombard and Gewurztraminer. Ravenswood had approximately 65 full time and 16 part time, seasonal employees as of April 18, 2001.

Constellation Brands, Inc.

         Constellation Brands, Inc. is a Delaware corporation organized in 1972 as the successor to a business founded in 1945. Constellation Brands completed its initial public offering in 1973 and its Class A and Class B common stock are listed on the New York Stock Exchange under the symbols, "STZ" and "STZ.B," respectively.

         Constellation Brands is a leader in the production and marketing of branded beverage alcohol products in North America and the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits in the United States, Constellation Brands is the largest single-source supplier of these products in the United States. Constellation Brands is also a leading provider of wine and cider, as well as a leading independent wholesaler of beverage alcohol products in the United Kingdom. With its broad product portfolio, composed of brands in all major beverage alcohol categories, Constellation Brands believes it is distinctly positioned to satisfy an array of consumer preferences. Leading brands in Constellation Brands' portfolio include Franciscan Oakville Estate, Simi, Estancia, Almaden, Arbor Mist, Talus, Vendange, Alice White, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn, Modelo Especial, St. Pauli Girl and the number one imported beer, Corona Extra. On September 19, 2000, the company changed its name to Constellation Brands, Inc. from Canandaigua Brands, Inc.

         Constellation Brands has grown through a combination of internal growth and acquisitions. The internal growth of Constellation Brands has been driven by leveraging its existing portfolio of leading brands, developing new products, new packaging and line extensions, and focusing on the faster growing sectors of the beverage alcohol industry. Since 1991, Constellation Brands has successfully integrated numerous major acquisitions that have broadened the Constellation Brands portfolio and increased Constellation Brands' market share, net sales and cash flow.

         Constellation Brands' headquarters are located at 300 WillowBrook Office Park, Fairport, New York 14450. The general telephone number at that location is (716) 218-2169.

VVV Acquisition Corp.

         VVV Acquisition Corp. is a newly-formed corporation organized and existing under the laws of Delaware. Constellation Brands indirectly owns all the outstanding shares of capital stock of VVV Acquisition Corp. VVV Acquisition Corp. was organized solely for the purpose of entering into the merger agreement with Ravenswood and has not conducted any business operations.

                                 SPECIAL FACTORS

Background of the Merger

         In November 2000, our board of directors began to evaluate the strategic direction of the Company in light of several factors, including the Company's business and operations, especially in light of some of the trends taking place in the wine industry. Our board of directors discussed strategic alternatives including acquisitions, joint ventures, debt or equity financing and a sale of the Company or its assets. Based on these discussions, our board of directors authorized management to explore strategic alternatives for the Company.

         From December 2000 to February 2001, senior management made inquiries and had informal discussions with industry experts, including former investment bankers, industry executives and representatives from WR Hambrecht + Co., regarding potential strategic alternatives available to the Company, including a possible sale of the Company.

         On February 9, 2001, members of senior management met with a representative from Constellation Brands to discuss the possibility of an acquisition of the Company by Constellation Brands. Both sides agreed to continue discussions in more depth.

         During the week of February 12, 2001, the Company received an indication of interest to purchase the Company from "Bidder A", a well known winemaking company other than Constellation Brands. The Company and Bidder A agreed to continue discussions.

         On February 20, 2001, our board of directors met with representatives from WR Hambrecht + Co. to discuss possible strategic opportunities for the Company. WR Hambrecht + Co. made a presentation to our board of directors regarding the potential sale of the Company and potential candidates to purchase the Company. WR Hambrecht + Co. also discussed with our board of directors its preliminary views with respect to potential valuation of the Company. After extensive discussion, our board of directors determined that based upon the globalization of the wine industry, ongoing consolidation in the industry and the Company's capabilities to raise necessary growth capital and to compete in the existing business environment, the greatest value for the Company's shareholders could be derived from a sale of the Company. Our board of directors authorized the executive officers of the Company to initiate an auction process and enter into negotiations and discussions with investment banks to assist in such process.

         During the last week of February, the Company engaged WR Hambrecht + Co. to act as its financial advisor in connection with initiating an auction and sale of the Company. The Company authorized WR Hambrecht + Co. to approach five potential bidders. The five were chosen on the basis of perceived value of Ravenswood to their business, experience in acquisitions of this type and the ability to finance a transaction, and included Constellation Brands and Bidder A.

         WR Hambrecht + Co. approached the five potential bidders, and during the end of February and the beginning of March 2001 all five potential bidders entered into confidentiality agreements and conducted due diligence investigations of the Company. During the first two weeks of March, the Company requested indications of interest from all five potential bidders and received written indications of interest from four of the five potential bidders. The proposed valuations from Constellation Brands and Bidder A were close. The third and fourth potential bidders, "Bidder B" and "Bidder C," proposed valuations below that received from Constellation Brands and Bidder A.

         On March 15, 2001, our board of directors met via teleconference call with representatives from WR Hambrecht + Co. to discuss the status of the four preliminary indications of interest received. After extensive discussions, our board of directors authorized the Company's executive officers to proceed with negotiations with Constellation Brands and Bidder A and to terminate further discussions with Bidder B and Bidder C unless they proposed higher valuations.

         On March 21, 2001, WR Hambrecht + Co. presented Constellation Brands and Bidder A with a form of proposed merger agreement and requested Constellation Brands and Bidder A to submit, by March 28, 2001, their proposed changes to the merger agreement and a firm offer price for all of the common stock of the Company.

         On March 22, 2001, Bidder B notified WR Hambrecht + Co. that it would be willing to propose a higher valuation. WR Hambrecht + Co. presented Bidder B with a form of proposed merger agreement and requested a response, including Bidder B's proposed changes and comments to the merger agreement and a firm offer price for all of the common stock of the Company, by March 28, 2001.

         On March 27, 2001, Constellation Brands submitted a non-binding proposal for an all cash bid of $30.75 per share, subject to further due diligence investigation of the Company, and subject to the Company negotiating exclusively with Constellation Brands until April 11, 2001. Constellation Brands requested an immediate response. The Company declined to respond until the following day.

         On March 28, 2001, Bidder A submitted a bid with consideration in the form of stock and cash, with the cash component not to exceed sixty percent of the overall consideration, at an overall value per share below the Constellation Brands proposal of $30.75 per share. The exchange ratio in Bidder A's proposal was to be set by reference to the closing price of Bidder A's stock around the time of execution of a definitive agreement. Also, Bidder A's proposal involved a complex transaction structure providing for the formation of a new corporation, which would acquire both the Company and Bidder A. Bidder B did not submit a proposal.

         Later on March 28, 2001, our board of directors met via teleconference call with representatives from WR Hambrecht + Co. and its legal advisors. The
Company's legal advisors and WR Hambrecht + Co. reviewed and analyzed the principal terms and relative merits of the changes proposed by each of Constellation Brands and Bidder A to the form of merger agreement distributed by WR Hambrecht + Co. on March 21, 2001. They also reviewed with our board of directors the perceived likelihood and timing of closing a transaction with both parties. Our board of directors also discussed a proposed letter agreement from Constellation Brands to negotiate exclusively until April 11, 2001. After extensive discussion of the terms of the two remaining proposals and the terms of the proposed letter agreement, our board of directors authorized management to enter into exclusive negotiations with Constellation Brands until April 9, 2001, provided that any definitive agreement reached through such negotiations would be subject to approval by our board of directors. On March 28, 2001, the Company entered into an agreement to negotiate exclusively with Constellation Brands until April 9, 2001.

         From March 28, 2001 through April 5, 2001, Constellation Brands continued its due diligence investigation of the Company, and the legal advisors continued negotiations of the proposed merger agreement.

         On April 5, 2001, executive officers of the Company and Constellation Brands, their legal advisors and representatives of WR Hambrecht + Co. met to address outstanding issues in the proposed transaction. At that meeting, Constellation Brands reduced the offer price in its proposal from $30.75 to $29.50 based upon the results of its due diligence investigation. Constellation Brands' new proposed price of $29.50 remained above the overall value of Bidder A's stock and cash proposal received on March 28. In return for the lower price, the Company received under the terms of the proposed merger agreement greater limitations on the ability of Constellation Brands to terminate the merger agreement, a smaller break-up fee than originally required by Constellation Brands and no financing contingency. In addition, Constellation Brands conceded that the break-up fee would only be payable upon the consummation of a merger, consolidation or similar transaction in which another party acquired 25% or more of the outstanding common stock of the Company or acquired substantially all of the Company's assets.

         At a meeting of our board of directors on April 6, 2000, WR Hambrecht + Co. and the Company's legal advisors reviewed and analyzed the principal terms of Constellation Brands' proposal, including the reduction in the proposed amount to be paid to the Company's shareholders and the contractual concessions the Company negotiated in return. They also reviewed with our board of directors the perceived likelihood and timing of closing a transaction with Constellation Brands. The Company's legal advisors also discussed with our board of directors the fiduciary duties of our board of directors in considering the proposed transaction. After discussion, our board of directors authorized the executive officers to continue negotiating with Constellation Brands.

         From April 6, 2001 to April 9, 2001, Constellation Brands continued its due diligence investigation of the Company and continued negotiating the final terms of the merger agreement with the Company and its legal advisors.

         On April 9, 2001, our board of directors met via teleconference call with its legal and financial advisors. The legal advisors to the Company provided our board of directors with a report on the revised terms of the proposed merger agreement. WR Hambrecht + Co. stated its oral opinion, later confirmed in writing as of the same date, that, as of that date, the merger consideration of $29.50 per share to be received by holders of common stock in connection with the merger was fair to the shareholders from a financial point of view. Our board of directors then approved, by unanimous vote of the directors, the merger and the proposed merger agreement.

         On April 10, 2001, the board of directors of Constellation Brands met to consider the proposed merger agreement. At that meeting, the Constellation Brands board of directors unanimously approved the proposed merger and the definitive merger agreement. The board of directors of VVV Acquisition Corp. also unanimously approved the proposed merger and the definitive merger agreement.

         On the afternoon of April 10, 2001, the Company, Constellation Brands and VVV Acquisition Corp. executed the merger agreement. Later that afternoon, Constellation Brands and the Company issued a press release announcing the transaction.

Reasons for the Recommendation of our Board of Directors

         Our board of directors consulted with the Company's senior management, as well as its financial advisor and legal counsel, in reaching its decision to approve the merger and the merger agreement. Among the factors considered by our board of directors in its deliberations were the following:

         o        The financial  analysis and presentation of WR Hambrecht + Co.
                  to our board of directors on April 9, 2001 and the opinion of WR Hambrecht + Co. on April 9, 2001 to the effect that, as of that date, and based upon and subject to the matters stated in its opinion, the $29.50 per share cash consideration to be received by holders of the Company's common stock was fair, from a financial point of view, to the holders of the Company's common stock. The full text of WR Hambrecht + Co.'s written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken by WR Hambrecht + Co., is attached as Annex B to this proxy statement and is incorporated herein by reference in its entirety.

         o The premium that the merger price represented to current and historical market values and various other valuations of the Company, and our board of directors' view that the other material terms of the merger agreement, taken as a whole, were as favorable as those found in comparable acquisition transactions. The closing prices per share of our common stock on The Nasdaq National Market on April 9, the day our board of directors approved the merger agreement, and April 10, the day the merger agreement was signed, were $17.10 and $17.52, respectively.

         o The judgment of our board of directors, based on the extended arm's-length negotiations with Constellation Brands, that the merger consideration represented the highest price that Constellation Brands would be willing to pay in acquiring the common stock.

         o The purchase price in the merger would be payable in cash, thus eliminating any uncertainties in valuing the consideration to be received by the Company's shareholders, which were particularly acute in light of the recent volatility in the domestic financial markets.

         o The Company's financial performance and outlook, the Company's assets, business, financial condition, business strategy and results of operations and the Company's prospects if it were to remain an independent, publicly traded entity, including the risks of competing against companies that have greater resources, product offerings and marketing, sales and distribution capacity than the Company. In particular, our board of directors considered the rapid consolidation and globalization that had been taking place within the winemaking industry, and our board of directors' assessment of the Company's ability to effectively compete in the future as an independent entity in light of such developments.

         o Constellation Brands' representations in the merger agreement that it will have sufficient funds available to it to satisfy its and VVV Acquisition Corp.'s obligations to consummate the merger and the absence of any financing condition on Constellation Brands' obligation to close the merger.

         o The merger agreement permits the Company to furnish information to, and enter into discussions or negotiations with, any third party that makes an unsolicited bona fide expression of interest, offer or proposal to acquire (1) more than 25% of the outstanding common stock of the Company by means of a tender or exchange offer or from the Company or through a merger, consolidation, reorganization or similar transaction or (2) control of all or substantially all the assets of the Company.

         o Our board of directors' determination that the termination fee was comparable to termination fees in transactions of a similar size.

         o        The fact that WR  Hambrecht  + Co.  contacted  five  potential
                  acquirers   and   partners   regarding  a  possible   business
                  combination with the Company.

         o The merger provides shareholders who are considering selling their common stock with the opportunity to sell their common stock without incurring the transaction costs typically associated with open market sales.

         Our board of directors also considered a number of uncertainties and risks in their deliberations concerning the merger, including the following:

         o The possibility that, although the merger consideration gives the Company's shareholders the opportunity to realize a premium over the price at which the common stock traded prior to the public announcement of the merger, the price or value of the common stock might increase in the future, and the Company's shareholders would not benefit from those future increases.

         o Pursuant to the merger agreement, between the execution of the merger agreement and effective time, the Company is required to obtain Constellation Brands' consent before it can take the actions set forth in the merger agreement.

         o        The conditions to  Constellation  Brands' and VVV  Acquisition
                  Corp.'s   obligations  to  consummate  the  merger,   and  the
                  possibility that such conditions might not be satisfied.

         In view of the variety of factors considered in connection with its evaluation of the merger agreement, our board of directors found it impracticable to, and did not, quantify, rank or otherwise assign relative weights to the factors considered or determine that any factor was of particular importance in reaching its determination that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company's shareholders. Rather, the members of our board of directors each viewed their respective recommendations as being based upon their own judgment, in light of the totality of the information presented and considered, of the overall effect of the merger agreement and the transactions contemplated by the merger agreement, including the merger, on the Company's shareholders compared to any alternative transaction.

         Our board of directors believes that the merger is in the best interest of Ravenswood and our shareholders. Accordingly, our board of directors has, by a unanimous vote of the directors, approved the merger agreement and the transactions contemplated by the merger agreement and recommends that our shareholders vote "FOR" approval of the principal terms of the merger agreement.

Opinion of WR Hambrecht + Co., LLC

         WR Hambrecht + Co. acted as financial advisor to Ravenswood in connection with the merger. At the April 9, 2001 meeting of the Ravenswood board of directors, WR Hambrecht + Co. delivered its oral opinion to the Ravenswood board of directors, subsequently confirmed in a written opinion dated April 9, 2001, to the effect that, based upon and subject to various considerations set forth in the opinion, as of April 9, 2001, the consideration to be received by the shareholders of Ravenswood in connection with the merger was fair, from a financial point of view, to Ravenswood shareholders. No limitations were imposed by the Ravenswood board of directors upon WR Hambrecht + Co. with respect to investigations made or procedures followed by WR Hambrecht + Co. in rendering its opinion.

         The full text of WR Hambrecht + Co.'s opinion, which sets forth the assumptions made, procedures followed, matters considered, limitations on and scope of the review by WR Hambrecht + Co. in rendering its opinion, is attached to this proxy statement as Annex B and is incorporated by reference herein. WR Hambrecht + Co.'s opinion is directed only to the fairness, from a financial point of view, of the consideration to be received by the shareholders of Ravenswood in connection with the merger, has been provided to our board of directors in connection with its evaluation of the merger, does not address any other aspect of the merger and does not constitute a recommendation to any holder of Ravenswood common stock as to how to vote at the special meeting. The summary of WR Hambrecht + Co.'s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Holders of Ravenswood common stock are urged to read WR Hambrecht + Co.'s opinion carefully and in its entirety.

         In conducting its investigation and analysis and in arriving at its opinion, WR Hambrecht + Co. reviewed the information and took into the account financial and economic factors it deemed relevant under the circumstances. WR Hambrecht + Co., among other things:

         o reviewed information, primarily financial in nature, including, but not limited to, internal and non-public information furnished to WR Hambrecht + Co. on the business and operations of Ravenswood, as well as publicly available information, including, but not limited to, Ravenswood's and Constellation Brands' filings with the Securities and Exchange Commission;

         o reviewed the financial terms and conditions of the merger agreement in the form presented to Ravenswood's board of directors;

         o        analyzed the  pro-forma  capital  structure  of  Constellation
                  Brands;

         o compared the historical market prices and trading activity of Ravenswood's common stock with those of other publicly traded companies WR Hambrecht + Co. deemed relevant;

         o compared the proposed financial terms of the merger with the financial terms of other transactions WR Hambrecht + Co. deemed relevant;

         o compared the financial position and operating results of Ravenswood with those of other publicly traded companies WR Hambrecht + Co. deemed relevant; and

         o        completed a discounted cash flow analysis on Ravenswood.

         WR Hambrecht + Co. held discussions with members of Constellation Brands' and Ravenswood's respective senior management concerning Constellation Brands' and Ravenswood's historical and current financial condition and operating results, as well as the future prospects of Constellation Brands and Ravenswood as a combined entity. WR Hambrecht + Co. also considered other information, financial studies, analyses and investigations and financial, economic and market criteria which WR Hambrecht + Co. deemed relevant for the preparation of its opinion.

         In arriving at its opinion, WR Hambrecht + Co. assumed and relied upon the accuracy and completeness of all the financial and other information that was publicly available or provided to WR Hambrecht + Co. by or on behalf of Ravenswood, and did not assume any obligation to independently verify any of this information. WR Hambrecht + Co. assumed, with Ravenswood's consent, that:

         o all material assets and liabilities (contingent or otherwise, known or unknown) of Ravenswood were as set forth in their most recent financial statements;

         o the merger would be consummated in accordance with the terms of the merger agreement, without any amendment thereto and without waiver by the parties of any of the conditions to their respective obligations thereunder; and

         o in the course of consummating the merger and obtaining any regulatory approvals, no restrictions would be imposed that could have an adverse effect on the contemplated benefits of the merger.

         In conducting its review, WR Hambrecht + Co. did not undertake or obtain an independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of Ravenswood, nor did WR Hambrecht + Co. make a physical inspection of the properties or facilities of Ravenswood. WR
Hambrecht + Co. relied on advice of counsel and independent accountants to Ravenswood as to all legal and financial reporting matters with respect to Ravenswood, the merger and the merger agreement. WR Hambrecht + Co.'s opinion relates solely to the fairness, from a financial point of view, of the consideration to be received by Ravenswood shareholders in the merger. In addition, WR Hambrecht + Co.'s opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date of WR Hambrecht + Co.'s opinion, and does not predict or take into account any changes which may occur, or information which may become available, after the date of WR Hambrecht + Co.'s opinion. Accordingly, although developments after April 9, 2001 may affect its opinion, WR Hambrecht + Co. did not assume any obligation to update, revise or reaffirm its opinion.

         The following summarizes the significant financial analyses performed by WR Hambrecht + Co. and presented to the Ravenswood board of directors on April 9, 2001 in connection with the delivery of its opinion:

         Analysis of Selected Publicly Traded Comparable Companies. WR Hambrecht + Co. reviewed and compared selected financial information, ratios and transaction multiples for Ravenswood to corresponding financial information, ratios and public market multiples of 14 publicly-traded companies organized into a group of companies whose primary business is wine making, which are referred to as the Pure Wine Companies, and a group of companies who maintain multiple lines of alcoholic beverage businesses, one of which is wine making, which are referred to as the Wine Distilled Spirits Conglomerates. Companies in the Pure Wine Companies group are BRL Hardy, Ltd., Chalone Wine Group, Ltd., Robert Mondavi Corp., Petaluma, Ltd., Scheid Vineyards Inc. and Golden State Vintners, Inc. Companies in the Wine Distilled Spirits Conglomerates group are Allied Domecq PLC, Brown-Forman Corp., Diageo PLC, Fortune Brands, Inc., LVMH Moet Hennessy Louis Vuitton, S.A., Southcorp, Ltd., Constellation Brands and Vincor International, Inc. The selected companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to Ravenswood. WR Hambrecht + Co. calculated and compared financial multiples and ratios using the closing price for the common stock of each of the selected companies on April 6, 2001 and the most recent publicly available information.

         WR Hambrecht + Co.'s analyses of the selected companies compared the following to the results for Ravenswood based on the consideration to be paid to Ravenswood shareholders in connection with the merger:

         o Enterprise value (market valuation of fully diluted common equity plus outstanding debt, less cash) to revenues for the latest twelve months, the twelve months ended December 31, 2000 and the twelve months ending December 31, 2001; and

         o Enterprise value to earnings before interest, tax, depreciation and amortization expense (referred to as
                  "EBITDA") for the latest twelve months, the twelve months ended December 31, 2000 and the twelve months ending December 31, 2001.

Some of the comparable companies may report depreciation on a different basis than Ravenswood. As a result, WR Hambrecht + Co. calculated a range for Ravenswood to allow more accurate comparisons to the other companies.

         The results of these analyses are summarized as follows:

                                                         Pure Wine Companies


                  Multiple                                            Range             Median           Mean            Ravenswood
                  --------                                            -----             ------           ----            ----------
Enterprise Value/LTM Revenue ............................           1.2x- 4.3x            2.4x            2.6x                  4.3x
Enterprise Value/CY2000 Revenue .........................           1.2x- 4.3x            2.4x            2.6x                  4.4x
Enterprise Value/CY2001 Revenue .........................           2.0x- 3.9x            2.4x            2.8x                  3.6x
Enterprise Value/LTM EBITDA .............................           6.3x-14.5x           12.4x           11.2x           13.0x-14.9x
Enterprise Value/CY2000 EBITDA ..........................           6.3x-14.5x           12.1x           11.1x           13.3x-15.0x
Enterprise Value/CY2001 EBITDA ..........................           8.6x-12.0x           10.7x           10.4x                 10.7x


                                                Wine Distilled Spirits Conglomerates


                  Multiple                                            Range             Median           Mean            Ravenswood
                  --------                                            -----             ------           ----            ----------
Enterprise Value/LTM Revenue ............................           0.8x- 3.2x            2.1x            2.0x                  4.3x
Enterprise Value/CY2000 Revenue .........................           0.8x- 2.7x            2.0x            1.9x                  4.4x
Enterprise Value/CY2001 Revenue .........................           1.2x- 3.1x            2.0x            2.1x                  3.6x
Enterprise Value/LTM EBITDA .............................           5.4x-15.3x           11.3x           10.9x           13.0x-14.9x
Enterprise Value/CY2000 EBITDA ..........................           5.4x-14.9x           10.1x           10.4x           13.3x-15.0x
Enterprise Value/CY2001 EBITDA ..........................           7.0x-16.6x           10.5x           10.8x                 10.7x


         Analysis  of  Selected  Comparable  Transactions.  WR  Hambrecht  + Co.
reviewed and compared selected financial information, ratios and transaction multiples for Ravenswood implied by the consideration to be paid in connection with the merger, with corresponding financial information, ratios and transaction multiples of target companies in comparable domestic transactions in the premium wine industry segment, which are referred to as US Premium Wine, and in the non-premium wine industry segments, which are referred to as Other Wine. The following transactions constitute the US Premium Wine group: Constellation Brands' pending acquisition of Corus Brands, Inc., Chalone Wine Group's acquisition of a 49.5% equity stake in Canoe Ridge Vineyard, Foster's Brewing Group, Ltd.'s acquisition of Beringer Wine Estate Holding, Inc., Robert Mondavi Corporation's acquisition of Arrowood Vineyards, Kendall-Jackson's acquisition of Mantanzas Creek, Constellation Brands' acquisitions of Simi Winery and Franciscan Estates, Brown-Forman Corporation's acquisition of Sonoma-Cutrer Vineyards and Fortune Brands, Inc.'s acquisition of Geyser Peak Winery. The following transactions constitute the Other Wine group: Allied Domecq PLC's acquisition of G.H. Mumm and Perrier-Jouet, Constellation Brands' acquisition of Turner Road Vintners from Sebastiani Vineyards, Southcorp, Ltd.'s acquisition of Rosemount Estates, Lion Nathan, Ltd.'s acquisition of an additional 4.5% ownership of Montana Group, Vincor International, Inc.'s acquisition of R.H. Phillips Inc. and Constellation Brands' acquisition of Matthew Clark. These transactions were chosen because they represent transactions similar to the merger. WR Hambrecht + Co.'s analysis of the selected transactions compared enterprise value to the latest twelve month revenues and latest twelve month EBITDA for the selected transactions to the results for Ravenswood implied by the consideration to be paid to Ravenswood's shareholders in connection with the merger.

         The results of these analyses are summarized as follows:

                                                           US Premium Wine


                  Multiple                                            Range             Median           Mean            Ravenswood
                  --------                                            -----             ------           ----            ----------
Enterprise Value/LTM Revenue ............................           1.5x- 6.5x            3.6x            3.8x                  4.3x
Enterprise Value/LTM EBITDA .............................          11.0x-14.7x           11.8x           12.3x           13.0x-14.9x


                                                             Other Wine


                  Multiple                                            Range             Median           Mean            Ravenswood
                  --------                                            -----             ------           ----            ----------
Enterprise Value/LTM Revenue ............................           0.5x- 4.3x            2.6x            2.5x                  4.3x
Enterprise Value/LTM EBITDA .............................           8.5x-13.8x            9.6x           10.4x           13.0x-14.9x


         Discounted Cash Flow Analysis. WR Hambrecht + Co. performed a discounted cash flow analysis on Ravenswood. WR Hambrecht + Co. estimated growth rates and margins for the five year projected period. WR Hambrecht + Co. utilized perpetuity growth rates ranging from 3% to 6% to apply to cash flow after the five years. The unlevered free cash flows were then discounted to present value using discount rates ranging from 10% to 13%. Using perpetuity growth rates of 4% and 5% and discount rates of 11% and 12%, the implied price ranged in value from $9.91 to $13.24 per share.

         In arriving at its opinion, WR Hambrecht + Co. performed a variety of financial analyses, the material portions of which are summarized above. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, WR Hambrecht + Co. did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to significance and relevance of each analysis and factor. Accordingly, WR Hambrecht + Co. believes that its analysis must be considered as a whole and that selecting portions of its analysis, without considering all these analyses, could create an incomplete view of the process underlying the WR Hambrecht + Co. opinion.

         In performing its analyses, WR Hambrecht + Co. relied on numerous assumptions made by the management of Ravenswood and made numerous judgments of its own with regard to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Ravenswood. Actual values will depend upon several factors, including changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities. The analyses performed by WR Hambrecht + Co. are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses. These analyses were prepared solely as a part of WR Hambrecht + Co.'s analysis of the fairness, from a financial point of view, of the consideration to be received by shareholders of Ravenswood in connection with the merger and were provided to the Ravenswood board of directors in connection with the delivery of WR Hambrecht + Co.'s opinion.

         With regard to the comparable public company analysis and the comparable transactions analysis summarized above, WR Hambrecht + Co. selected comparable public companies and comparable transactions on the basis of various factors; however, no public company or transaction utilized as a comparison is identical to Ravenswood or the merger. Accordingly, an analysis of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the acquisition or public trading value of the comparable companies and transactions to which Ravenswood and the merger are being compared. In addition, as described above, WR Hambrecht + Co.'s opinion and the information provided by WR Hambrecht + Co. to the Ravenswood board of directors were two of many factors taken into consideration by the Ravenswood board of directors in making its determination to approve the merger. Consequently, the WR Hambrecht + Co. analyses described above should not be viewed as determinative of the opinion of the Ravenswood board of directors or the view of Ravenswood management with respect to the value of Ravenswood.

         As part of its investment banking activities, WR Hambrecht + Co. is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, restructurings and valuations for corporate or other purposes. In the ordinary course of its business, WR Hambrecht + Co. may from time to time trade the securities of Ravenswood for its own account or the accounts of its customers and, accordingly, may at any time hold long or short positions in these securities. As of April 9, 2001, the date of its opinion, WR Hambrecht + Co. held shares of Ravenswood common stock and debentures convertible into common stock representing approximately 8% of Ravenswood on a fully diluted basis.

         Pursuant to the terms of a letter agreement dated March 12, 2001, Ravenswood retained WR Hambrecht + Co. as its exclusive financial advisor and to render an opinion to the Ravenswood board of directors with respect to the merger. Under the terms of the letter agreement, Ravenswood will pay WR Hambrecht + Co. a fairness opinion fee of $350,000, $175,000 of which is creditable against the transaction fee that WR Hambrecht + Co. will receive if the merger is completed. If Ravenswood consummates a transaction or enters into a definitive agreement or letter of intent or other evidence of commitment, which subsequently results in a transaction being consummated, Ravenswood will pay to WR Hambrecht + Co. a transaction fee equal to the greater of (x) one percent (1%) of the aggregate transaction value or (y) $750,000. In addition to the transaction fee described above, Ravenswood will pay WR Hambrecht + Co. an incentive fee equal to two percent (2%) of the amount by which the aggregate transaction value exceeds $148 million plus three percent (3%) of the amount by which the aggregate transaction value exceeds $175 million. Based on the aggregate transaction value plus the amount of unpaid debt assumed at the time of the merger, the aggregate transaction fee payable by Ravenswood will equal approximately $1.6 million plus 2% of the outstanding debt of Ravenswood at the time of the merger, subject to the $175,000 set-off described above. Ravenswood also has agreed to reimburse WR Hambrecht + Co. for reasonable expenses incurred by WR Hambrecht + Co. and to indemnify WR Hambrecht + Co. and its affiliates, counsel and other professional advisors, and their respective directors, officers, controlling persons, agents and employees, against some liabilities and expenses, including some liabilities under the federal securities laws, relating to or arising out of this engagement.

Voting Agreement

         As a condition to Constellation Brands entering into the merger agreement, shareholders holding approximately 54% of the outstanding common stock of Ravenswood, including all of the executive officers and directors of Ravenswood, entered into voting arrangements, dated April 10, 2001, with Constellation Brands and VVV Acquisition Corp. The voting agreement provides that each shareholder will vote or cause to be voted all of the shares of Ravenswood common stock beneficially owned by the shareholder and for which the shareholder has the power to vote or direct the vote of in favor of approval and adoption of the merger agreement and in favor of any other matter necessary or appropriate for the consummation of the transactions contemplated by the merger agreement. The voting agreement also provides that each shareholder will vote or cause to be voted all such Ravenswood common stock against:

         o any proposal in which a third party seeks to acquire more than 25% of the outstanding shares of common stock of Ravenswood or all or substantially all of the assets of Ravenswood;

         o any proposal or action that would reasonably be expected to result in a breach of any covenant, agreement, representation or warranty of Ravenswood in the merger agreement; and

         o other than the merger contemplated by the merger agreement, any extraordinary corporate transaction involving Ravenswood; a sale, lease or transfer of a material amount of the assets of, or reorganization, recapitalization, dissolution or liquidation of, Ravenswood; any change in the capitalization of Ravenswood or any amendment of its articles of incorporation or bylaws; and any other action that is intended, or could reasonably be expected, to interfere with or adversely affect the merger.

         Each shareholder that entered into voting arrangements granted an irrevocable proxy to Constellation Brands or its designee to vote the Ravenswood common stock beneficially owned by the shareholder and for which the shareholder has the power to vote or direct the vote of in accordance with the agreements set forth above. The voting agreement terminates upon the earlier of the effective time of the merger or the date the merger agreement is terminated.

         The form of voting agreement is incorporated into this proxy statement by reference and is attached hereto as Annex C. You are urged to read the form of voting agreement in its entirety.

Interests of Ravenswood Directors and Executive Officers

         When you consider the recommendations of our board of directors, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interest of other Ravenswood shareholders. Our board of directors was aware of these interests and considered them when it approved the merger agreement. These interests are summarized below.

         Executive Employment Offer Letters

         Upon consummation of the merger, Constellation Brands, through one of its wholly owned subsidiaries, will extend offers of employment with the following compensation packages to the following directors and executive officers of Ravenswood:

                                                                    Annual
                                                                    Target       Number of Stock Options
                                                 Annual Base        Bonus        for Constellation Brands
               Name and Title                   Compensation        Range          Class A Common Stock
--------------------------------------------   --------------   -------------   -------------------------
W. Reed Foster, Chairman, Chief
 Executive Officer and director ............      $100,000        45-90% base            18,300

Joel E. Peterson, President,
 Winemaker and director ....................      $180,000        45-90% base            20,000

Justin M. Faggioli, Executive Vice
 President, Secretary and director .........      $180,000        45-90% base            18,300

Callie S. Konno, Chief Financial
 Officer and director ......................      $160,000        33-66% base            18,300


         The number of stock options listed above that each individual may be granted is subject to approval by the Human Resources Committee of Constellation Brands' board of directors and does not take into account a two-for-one stock split, distributed in the form of a stock dividend on May 14, 2001, announced by Constellation Brands on April 12, 2001. If approved, the stock options will entitle the holder to purchase Constellation Brands Class A common stock at the market price of the Class A common stock on the date of the grant.

         In addition, each of the above mentioned individuals will receive four weeks vacation during each calendar year and will be eligible to participate in all Constellation Brands' existing employee benefit plans, such as health care, disability insurance, life insurance, profit sharing, 401(k) and employee stock purchase plans. In the event that employment is terminated without cause, the terminated employee will be provided with a severance package equal to the current base compensation for a period of six months.

         Executive Bonus Compensation

         Although the merger agreement generally prohibits Ravenswood from increasing the compensation of or paying bonuses to its officers and other employees, Constellation Brands has agreed to allow Ravenswood, immediately prior to the consummation of the merger and subject to the approval of the compensation committee of Ravenswood's board of directors, to pay a one-time bonus in the following amounts to the following officers and directors:

                                                                          Bonus
                              Name and Title                             Amount
                              --------------                             ------
W. Reed Foster, Chairman, Chief Executive Officer and director ......   $ 67,000
Joel E. Peterson, President, Winemaker and director .................   $120,000
Justin M. Faggioli, Executive Vice President, Secretary and director    $ 67,000
Callie S. Konno, Chief Financial Officer and director ...............   $ 67,000


         The compensation committee of the Ravenswood board of directors has approved the bonuses subject to completion of the merger. The bonuses are to be paid immediately prior to the effective time of the merger. In addition, at the effective time of the merger, the annual bonuses for the fiscal year ending June 30, 2001 for each Ravenswood employee, including the executive officers, will be fully payable to the extent not previously paid.

         Non-Competition Agreements

         As a condition to Constellation Brands entering into the merger agreement, four executive officers of Ravenswood entered into non-competition agreements with Constellation Brands which are summarized below:

         o Mr. Foster and Mr. Peterson, for a period of 36 months with respect to all wines and for an additional 24 months with respect to Zinfandel, and Mr. Faggioli and Ms. Konno, for a period of 36 months, agreed not to compete with Ravenswood's production and marketing of wine in any area or territory where Ravenswood currently produces or markets wine, or currently plans to produce or market wine.

         o Mr. Foster and Mr. Peterson, for a period of ten years, and Mr. Faggioli and Ms. Konno, for a period of five years, agreed not to purchase any grapes from any of the grape growers that during a two-year period preceding such a purchase were among the ten largest suppliers of Zinfandel grapes to Ravenswood, among the ten largest suppliers of any other wine varietal grapes to Ravenswood, or supplied grapes to Ravenswood that were used by Ravenswood to produce a vineyard-designated or county-designated wine.

         o Mr. Foster and Mr. Peterson, for a period of 60 months, and Mr. Faggioli and Ms. Konno, for a period of 36 months, agreed not to solicit Ravenswood employees to terminate their employment with Ravenswood or Constellation Brands.

         Stock Options

         The merger agreement provides that Ravenswood will pay each Ravenswood optionholder an amount equal to $29.50 less the exercise price for each Ravenswood option held by such optionholder and the amount of applicable withholding taxes. The timing of the payments depends upon whether the options are vested at the effective time of the merger. The merger agreement also provides that up to 1,000 unvested options per holder will vest immediately prior to the effective time of the merger. See "The Merger Agreement--Stock Options" on page 29.

         The following executive officers and directors have the following number of options at the following exercise prices as of May 9, 2001:

                            Name of                                  Option
                 Executive Officer or Director                       Price       Vested     Unvested
---------------------------------------------------------------   -----------   --------   ---------
W. Reed Foster, Chairman, Chief Executive Officer and
 director .....................................................     $ 11.55      20,000     30,000
                                                                    $ 12.23      10,000     40,000
Joel E. Peterson, President, Winemaker and director ...........     $ 11.55      20,000     30,000
                                                                    $ 12.23      10,000     40,000
Justin M. Faggioli, Executive Vice President, Secretary and
 director .....................................................     $ 11.12       7,500     30,000
                                                                    $ 10.50      15,000     22,500
Callie S. Konno, Chief Financial Officer and director .........     $ 10.50      15,000     22,500
                                                                    $ 11.12       7,500     30,000
James F. Wisner, director .....................................     $ 11.12       1,000      4,000
                                                                    $ 10.50       2,000      3,000
John D. Nichols, director .....................................     $ 11.12       1,000      4,000
Robert E. McGill, III, director ...............................     $ 11.12       1,000      4,000
                                                                    $ 10.50       2,000      3,000


         Certain Transactions

         Quarry Facility Lease Agreement. The Company leases land for its Quarry facility from Sandra D. Donnell and Bruce B. Donnell, the wife and brother-in-law, respectively, of Mr. Faggioli, a director and current executive vice president of Ravenswood. The lease, which is dated as of January 1, 1999, and is subject to annual adjustments, provides for monthly payments and expires on December 31, 2032. The Company's payments to Mr. and Ms. Donnell were approximately $43,800 for calendar year 2000 and are expected to be approximately $45,600 for calendar year 2001.

         Grape Purchase Contracts. Mr. Faggioli, Mr. Faggioli's wife and his brother-in-law, together, are 15% partners in Sangiacomo-El Novillero Vineyards. This partnership sells a portion of its grapes to the Company. The Company's payments to the partnership for these grapes totaled $49,609 in calendar year 1999 and will total approximately $60,000 in calendar year 2000.

         Mr. Faggioli and his wife are partners in the Silverado-Carneros Vineyard. When in production, the vineyard intends to sell a portion of its grapes to the Company.

         Broker Agreement. Mr. Peterson's wife, Madeleine Deininger, serves as one of Ravenswood's wine brokers in the New England states. Ms. Deininger received sales commissions of approximately $454,000 in calendar year 2000 and is expected to receive approximately $355,000 in calendar year 2001. It is expected that this agreement will be terminated within three months after the consummation of the merger.

         Transactions with W. Reed Foster. Reed Foster and Carneros Warehouse are parties to a warehouse lease. The Company and Mr. Foster store some of the Company's library wine at the space subject to this lease. Mr. Foster makes the lease payments, which are $1,820 per month, and is reimbursed by the Company. Either at the consummation of the merger or shortly afterwards, it is the intention of the Company and Mr. Foster that the lease be assigned to the Company by Mr. Foster.

         Convertible Debentures. From August until December 1998, the following executive officers and directors participated in the Company's private placement of an aggregate of $1.7 million in principal amount of convertible debentures. Under the merger agreement, the Company is required to use its reasonable best efforts to provide for the conversion of the debentures prior to the merger. The executive officers and directors of the Company beneficially own the debentures described in the following table:


                                 Name of                                  Principal Amount       Shares of Common
                      Executive Officer or Director                         of Debenture       Stock upon Conversion
------------------------------------------------------------------------ ------------------   ----------------------
W. Reed Foster, Chairman, Chief Executive Officer and director .........      $ 62,500                 5,625
Justin M. Faggioli, Executive Vice President, Secretary and director          $134,283                12,086
Robert E. McGill, III, director ........................................      $ 62,500                 5,625
John D. Nichols, director ..............................................      $500,000                45,000

         o        With  respect  to  Mr.  Foster,   the  shares   issuable  upon
                  conversion of debentures are issuable to a revocable trust, for which Mr. Foster serves as trustee.

         o With respect to Mr. Faggioli, $81,066 principal amount of debentures is held jointly with Mr. Faggioli's wife and
                  $53,217 principal amount of debentures is held by Mr. Faggioli's wife.

         o With respect to Mr. Nichols, $500,000 principal amount of debentures is held by a family foundation, for which Mr. Nichols serves as trustee.

         Directors and Officers Insurance

         See "The Merger Agreement--Indemnification" on page 31 below.

Effects of the Merger

         As a result of the merger, our public shareholders will not have an opportunity to continue their equity interest in Ravenswood as an ongoing corporation and, therefore, will not share in the future earnings and potential growth of Ravenswood. Upon consummation of the merger, our shares of common stock will no longer be traded on The Nasdaq National Market, and the registration of our shares of common stock under the Securities Exchange Act of 1934 will be terminated. Furthermore, following the merger we will no longer be a reporting company under the Exchange Act.

Federal Income Tax Consequences

         This section discusses the material United States federal income tax consequences of the merger to our shareholders whose shares of our common stock are surrendered in the merger in exchange for the right to receive cash consideration of $29.50 per share, without interest. The discussion below applies only to shareholders that hold our shares as capital assets at the time of the merger, and the discussion may not apply to shareholders that are subject to special tax rules, such as financial institutions, insurance companies, dealers in securities, persons that mark-to-market their securities, persons that hold our shares as part of a "straddle", "hedge" or "synthetic security transaction" (including a "conversion" transaction), persons with a "functional currency" other than the U.S. dollar, retirement plans and tax-exempt organizations, shareholders who acquired our shares pursuant to the exercise of stock options, pursuant to participation in an employee stock purchase plan or otherwise as compensation or shareholders that are nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts or foreign estates. The discussion below is based upon federal income tax laws as now in effect and interpreted and does not take into account possible changes in these tax laws or interpretations, any of which may be applied retroactively. The discussion does not include any description of the tax laws of any state, local or foreign government that may be applicable to our shareholders.

         This section does not discuss all aspects of federal income taxation that may be relevant to a specific shareholder in light of such shareholder's particular circumstances and income tax situation. Each shareholder should consult his, her or its own tax advisor as to the specific tax consequences of the merger, including the application and effect of federal, state, local, foreign and other tax laws or changes to those laws.

         For federal income tax purposes, our shareholders generally will recognize capital gain or capital loss equal to the difference between the cash received by the shareholder pursuant to the merger and the shareholder's adjusted tax basis in the shares surrendered pursuant to the merger. If, at the time of the merger, a noncorporate shareholder's holding period for our shares is more than one year, any gain recognized generally will be subject to federal income tax at a maximum rate of 20%.

         Consideration received by our shareholders in the merger may be subject to backup withholding at a 31% rate. Backup withholding generally will apply only if the shareholder fails to furnish a correct social security number or other taxpayer identification number or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations generally are exempt from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a credit against the shareholder's federal income tax liability and may entitle the shareholder to a refund, provided the shareholder furnishes specified required information to the Internal Revenue Service.

Dissenters' Rights

         Ravenswood's shareholders may exercise dissenters' rights under Chapter 13 of the California Corporations Code in connection with the merger. Any shares of Ravenswood common stock as to which dissenters' rights are properly exercised may, in circumstances specified in Chapter 13, be converted into the right to receive such consideration as may be determined to be due with respect to such dissenting shares pursuant to the laws of the State of California. The following summary of the provisions of Chapter 13 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to the full text of Chapter 13, a copy of which is attached hereto as Annex D.

         The Corporations Code states that, generally, there are no dissenters' rights in connection with securities that are listed on The Nasdaq National Market System. Ravenswood's shares of common stock are listed on The Nasdaq National Market System and therefore, Ravenswood's common stock is not, generally, subject to dissenters' rights. However, the Corporations Code also provides that dissenters' rights will exist even for securities listed on The Nasdaq National Market in the event that demands for payment, as described below, are filed with respect to five percent or more of the outstanding shares of that class.

         If the principal terms of the merger agreement are approved by the required vote of the shareholders and the merger is not abandoned or terminated, any holder of Ravenswood common stock outstanding as of the record date may, by complying with the provisions of Chapter 13 of the Corporations Code, demand that Ravenswood purchase for cash at fair market value the shares owned by such holder which were voted against the merger. The fair market value will be determined as of the day before the first announcement of the terms of the proposed merger, excluding any appreciation or depreciation in consequence of the proposed merger. However, Ravenswood will be under no obligation to purchase such shares unless it receives valid dissenting demands with respect to five percent or more of the shares of outstanding common stock.

         The dissenting shareholder wishing to be eligible to have Ravenswood purchase his or her shares of Ravenswood common stock must:

         o prior to the date of this special meeting, make a written demand upon Ravenswood or its transfer agent to require Ravenswood to purchase such dissenting shareholder's shares, setting forth in his or her demand his or her name and address, and the number and class of shares which he or she demands that Ravenswood purchase and a statement as to what he or she believes the fair market value of such shares to have been, based upon the standard set forth above;

         o vote against the merger with respect to any of the shares he or she wishes to be dissenting shares; and

         o submit for endorsement, within 30 days after the date on which notice of the approval of merger was mailed to the shareholder, at the principal office of Ravenswood or at the office of the transfer agent for Ravenswood common stock, the certificates representing any shares in regard to which demand for purchase is being made, with a statement regarding which of the shares are dissenting shares.

         Failure to execute a proxy with respect to approval of the merger will not be sufficient to constitute the demand described above. In addition, the dissenting shareholder may not withdraw his or her demand for purchase of dissenting shares without Ravenswood's consent.

         If Ravenswood has received demands with respect to five percent or more of the shares of outstanding common stock, within 10 days after the date of the approval of the merger, Ravenswood will mail to each shareholder who has made such a demand and voted against the merger a notice of approval of the merger together with a statement of the price determined by Ravenswood to represent the fair market value of dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise dissenters' rights under the Corporations Code. The statement of the price of the shares will constitute an offer by Ravenswood to purchase at the price stated therein any dissenting shares.

         If Ravenswood and the dissenting shareholder agree that the shares are "dissenting shares" and agree upon the price of the shares, the dissenting shareholder will be entitled to the agreed price plus interest at the legal rate on judgments from the date of the agreement. Subject to the provisions of the Corporations Code, payment of the fair market value of the dissenting shares will be made within 30 days after the agreement or after satisfaction of any statutory or contractual condition to the merger, whichever is later, and upon surrender of the certificates therefor.

         If Ravenswood denies that the shares are dissenting shares or if Ravenswood and the dissenting shareholder fail to agree upon the fair market value of the shares, then the dissenting shareholder, within six months after the date on which notice of approval of the merger is mailed to such shareholder, and not thereafter, may file a complaint in superior court, requesting the court to determine whether the shares are dissenting shares, or the fair market value of the dissenting shares, or both, or may intervene in any pending action for the appraisal of any shares of Ravenswood common stock. If a complaint is not filed within six months, the shares will lose their status as dissenting shares. If the eligibility of the shares is at issue, the court will first decide this issue. If the fair market value of the shares is in dispute, the court will determine, or will appoint one or more impartial appraisers to assist in the determination of, the fair market value. The costs of the action will be assessed or apportioned as the court considers equitable, but if the appraisal exceeds the price offered to the shareholder, Ravenswood will be required to pay such costs (including, in the discretion of the court, attorneys' fees, expert witnesses' fees and interest if the value awarded by the court for the shares is more than 125% of the price offered by Ravenswood to the shareholder).

         Any demands, notices, certificates or other documents required to be delivered to Ravenswood described herein may be sent by mail to:

                               Investor Relations
                             Ravenswood Winery, Inc.
                               26200 Arnold Drive
                            Sonoma, California 95476

         Failure  to  comply  fully  with  these   procedures   will  cause  the
shareholder to lose his or her dissenters' rights.

         In view of the complexity of these provisions of California law, shareholders who are considering dissenting from the merger should consult their legal advisors. This discussion is qualified in its entirety by Chapter 13, which is attached as Annex D and incorporated by reference into this proxy statement.

Approvals

         Constellation Brands and Ravenswood filed the required notification and report forms with the Antitrust Division of the Justice Department or the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and received early termination of the required 30-day waiting period on April 30, 2001.

         The State of California  Department of Alcoholic  Beverage  Control and
Board of  Equalization  and the United  States  Bureau of  Alcohol,  Tobacco and
Firearms regulate the business and operations of each of Ravenswood and Constellation Brands. Although Ravenswood and Constellation Brands will be required to make filings with both the state and federal regulators, under the provisions of the merger agreement, the approval of these regulators is not a condition to the consummation of the merger.

         We are not aware of any other significant government or regulatory approvals that need to be obtained, or waiting periods with which we need to comply, to complete the merger. If we discover that other approvals or waiting periods are required, we will seek to obtain or comply with them. If any approval or action is needed, however, we may not be able to obtain it. Even if we could obtain the approval, conditions may be placed on it that could cause us or Constellation Brands to abandon the merger even if we receive shareholder approval.

Source of Funds

         Constellation Brands' obligations to complete the merger are not subject to any financing condition. Constellation Brands has represented in the merger agreement that it will have, as and when required, the funds available as are necessary to consummate the contemplated transactions. Constellation Brands has informed us that it has sufficient borrowing availability under its existing bank credit facilities to meet its closing obligations, including approximately $148 million to acquire Ravenswood's outstanding common stock, debentures and rights under our employee stock purchase plan; and, to the extent necessary, to assist Ravenswood with its cash needs if additional cash is needed at the time of the merger to fund Ravenswood's obligations with respect to vested stock options and certain debt and other obligations arising in connection with the merger that are not repaid from Ravenswood's cash on hand in connection with the merger. The amount of this debt and these obligations in excess of cash on hand at the time of the merger is not expected by Constellation Brands to be significant, and is currently being estimated by Constellation Brands as between $0 and $3 million, however, there can be no assurance that the amount of debt and obligations will not exceed this range.

                              THE MERGER AGREEMENT

         This is a summary of the material provisions of the merger agreement, a copy of which is attached as Annex A and incorporated by reference into this proxy statement. You should refer to the full text of the merger agreement for details of the merger and the terms and conditions of the merger agreement.

The Merger

         When the merger occurs, VVV Acquisition Corp., an indirect, wholly-owned subsidiary of Constellation Brands, will be merged with and into Ravenswood. Ravenswood will survive the merger and will be indirectly wholly owned by Constellation Brands.

         Upon consummation of the merger, each outstanding share of our common stock (except for any dissenting shares and shares held directly or indirectly by Ravenswood, Constellation Brands or VVV Acquisition Corp.) will be converted into the right to receive an amount equal to $29.50 in cash, without interest. Each shareholder (other than Constellation Brands and VVV Acquisition Corp.) will no longer have any rights with respect to the shares of the Company's common stock, except for the right to receive the merger consideration and any declared and unpaid dividends with respect to such common stock.

Effective Time of the Merger

         On the closing date of the merger, the parties will file an agreement of merger with the Secretary of State of the State of California and a certificate of merger with the Secretary of State of the State of Delaware. The merger will be effective upon the filing of the agreement of merger with the Secretary of State of the State of California and the certificate of merger with the Secretary of State of the State of Delaware, or on such later date as may be specified in filings with the secretaries of state.

Payment for Shares

         Prior to the effective time of the merger, Constellation Brands is required to designate a bank or trust company to act as paying agent for the purpose of exchanging shares of Ravenswood common stock for the cash payable as a result of the merger. Constellation Brands will, from time to time, make available, or cause to be made available, to the paying agent funds in such amounts and at such times necessary for the payments to be made to Ravenswood shareholders.

         Promptly after the effectiveness of the merger, the paying agent will mail to each holder of record of the Company's common stock a letter of transmittal and instructions for the surrender of share certificates to the paying agent for the merger consideration. After surrendering a share certificate to the paying agent for cancellation, together with a properly completed letter of transmittal and all other documents and materials required by the paying agent, the holder of such share certificate will be entitled to receive an amount equal to $29.50 per share with respect to the shares represented by such certificate. Each surrendered share will be canceled. No interest will be paid or accrued on the merger consideration.

         In the event of a transfer of ownership of any shares of common stock not registered in the transfer records of the Company, the merger consideration will be paid to the transferee if the certificate representing such share is presented to the paying agent, accompanied by all documents required to evidence and effect such transfer and to evidence that all applicable stock transfer taxes have been paid.

         All cash paid upon the surrender of share certificates in accordance with the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares, other than any rights pertaining to any declared and unpaid dividends on the Company's common stock.

         If your share certificate has been lost, stolen or destroyed, you will be entitled to obtain payment only by signing an affidavit and, if required by Constellation Brands, posting a bond in an amount sufficient to protect Constellation Brands against claims related to your share certificate.

Stock Options

         The merger agreement provides that Ravenswood will pay each Ravenswood optionholder an amount equal to $29.50 less the exercise price for each Ravenswood option held by such optionholder and the amount of applicable withholding taxes. Therefore, in accordance with the terms of the Ravenswood Winery, Inc. 1999 Incentive Plan, the following will occur:

         o immediately prior to the effective time of the merger, for each optionholder, unvested options to purchase up to 1,000 shares of common stock will accelerate and fully vest;

         o        immediately  prior to the effective  time of the merger,  each
                  outstanding  option,   whether  vested  or  unvested  will  be
                  cancelled; and

         o payments for cancelled vested options will be paid as soon as practicable after the merger and payments for cancelled unvested options will be paid as soon as practicable after the date upon which the unvested options would have otherwise vested.

Stock Purchase Plan

         Each purchase right under the terms of the Ravenswood Employee Stock Purchase Plan outstanding immediately prior to the merger will accelerate and fully vest and automatically be fully exercised. The Company will terminate the Employee Stock Purchase Plan at the effective time of the merger. Participants in the Employee Stock Purchase Plan who have their rights automatically exercised immediately prior to the merger, will be shareholders of the Company as of the effective time of the merger. Accordingly, the shares purchased under the Employee Stock Purchase Plan will be treated in the same manner as other shares of common stock outstanding as of the effective time of the merger, as described above under "--Payment for Shares."

Debentures

         The Company has outstanding convertible debentures in the approximate principal amount of $1.6 million. The debentures are convertible into common stock at a rate of 900 shares of common stock per $10,000 of principal amount. Prior to the effective time of the merger the Company is required to use its reasonable best efforts to provide for the conversion of the debentures prior to the merger. The shares issued upon such conversion will be treated in the same manner as other shares of common stock outstanding as of the effective time of the merger, as described above under "--Payment for Shares."

         Any convertible debenture remaining outstanding as of the effective time of the merger will remain an obligation of the Company. However, as of the effective time, any outstanding convertible debenture will cease to be convertible into shares of common stock or any other capital stock of the Company. Instead, each convertible debenture will be convertible into the right to receive cash in an amount equal to the product of $29.50 multiplied by the number of shares of common stock into which the convertible debenture would have otherwise been convertible in accordance with its terms.

Representations and Warranties

         The merger agreement contains representations and warranties by us relating to:

         o the Company's corporate organization and similar corporate matters;

         o        the capital structure of the Company;

         o        the  authorization,   execution,   delivery,  performance  and
                  enforceability of the merger agreement and related matters;

         o compliance with the Company's articles and bylaws and all applicable law, as well as compliance with the Company's contracts with third parties;

         o the obtaining of the required governmental approvals and consents;

         o        litigation involving the Company;

         o finders' and brokers' fees payable in connection with the merger;

         o the accuracy of the Company's reports and financial statements filed with the Securities and Exchange Commission;

         o the absence of specified changes to the Company since December 31, 2000;

         o        the Company's tax returns and other tax matters;

         o the Company's employee benefit plans and other employment matters;

         o        the Company's contracts;

         o        compliance with applicable law and regulations;

         o        real property owned or leased by us;

         o        the   intellectual   property   necessary  for  the  Company's
                  operations,   as  well  as  the   ownership   status  of  such
                  intellectual property;

         o environmental matters affecting us, as well as the Company's compliance with applicable environmental laws;

         o        the title to and condition of the Company's personal property;

         o        product recalls;

         o        the condition of the Company's grape vines;

         o        labor matters affecting us;

         o        the opinion of the Company's financial advisor;

         o        the application of state takeover laws;

         o        insurance policies maintained by the Company;

         o        relations with the Company's five largest customers;

         o        relations with the Company's five largest suppliers; and

         o        transactions with related parties.

         The merger agreement also contains representations and warranties by Constellation Brands and VVV Acquisition Corp. relating to:

         o        corporate organization and similar corporate matters;

         o        the  authorization,   execution,   delivery,  performance  and
                  enforceability of the merger agreement and related matters;

         o compliance with their respective articles and bylaws and all applicable laws, as well as compliance with their contracts with third parties;

         o the obtaining of the required governmental approvals and consents;

         o        litigation involving either party;

         o        the   availability   of  adequate   funds  to  consummate  the
                  transaction, as and when contemplated by the merger agreement; and

         o finders' and brokers' fees payable in connection with the merger.

Covenants

         The Company has agreed that during the period from the date of the merger agreement until the closing of the merger, the Company, or the Company's board of directors, will:

         o conduct the Company's business in the usual and ordinary course of business, consistent with past practices;

         o not, without the prior consent of Constellation Brands, which consent will not be unreasonably withheld or delayed, amend the Company's articles or in any way alter the capital structure of the Company;

         o not, without the prior consent of Constellation Brands, which consent will not be unreasonably withheld or delayed, transfer, purchase, or encumber any Company assets, enter into any material transaction outside the ordinary course of business, or modify any existing material contract except in the ordinary course of business;

         o        use  the  Company's  best  efforts  to  preserve   intact  the
                  organization of the business, retain key employees, and preserve existing business relationships;

         o use the Company's best efforts to prevent any representation or warranty from becoming untrue or incorrect in any material respect;

         o not, without the prior consent of Constellation Brands, which consent will not be unreasonably withheld or delayed, and with exceptions set forth in the merger agreement, enter into, adopt or amend any Company employee plans to materially increase benefits;

         o not, without the prior consent of Constellation Brands, which consent will not be unreasonably withheld or delayed, grant or become obligated to grant any increase in the compensation or fringe benefits of directors, officers or employees or any increase in the compensation to be paid to any officer, except for increases in compensation in the ordinary course of business consistent with past practice;

         o not, without the prior consent of Constellation Brands, which consent will not be unreasonably withheld or delayed, make any material change in the Company's employee benefit plans or enter into any employment or similar agreement or arrangement with any employee; and

         o not, without the prior consent of Constellation Brands, which consent will not be unreasonably withheld or delayed, enter into or renew any contract, agreement, commitment or arrangement providing for the payment to any director, officer or employee of compensation or benefits contingent, or the terms of which are materially altered in favor of such individual, upon the occurrence of any of the transactions contemplated by the merger agreement.

         Constellation Brands and VVV Acquisition Corp. have agreed that during the period from the date of the merger agreement until the closing of the merger, they will not engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to delay the consummation of, or otherwise adversely affect, any of the transactions contemplated by this Agreement.

Indemnification

         The merger agreement provides that Constellation Brands will ensure that each current and former officer and director of the Company will continue to be indemnified to the extent permitted by the Company's current articles of incorporation and bylaws for a period of six years after the effective time of the merger for his or her acts or omissions occurring prior to the effective time of the merger. In addition, the merger agreement requires Constellation Brands to maintain the directors and officers insurance policies of the Company (or equivalent policies) for at least six years after the consummation of the merger. Constellation Brands, however, will not be required to pay premiums which on an annual basis exceed 200% of the current annual premium of such policies.

Termination

         The merger agreement may be terminated, whether before or after receiving shareholder approval, and the merger may be abandoned by mutual consent or as follows:

         o by either party, if the merger is not consummated by September 28, 2001;

         o by either party, if a court or governmental agency either issues a final, nonappealable order or any other action that prohibits consummation of the merger;

         o by the Company, if the board of directors in its good faith judgment decides to accept an unsolicited superior offer by a third party, assuming proper notice is given to Constellation Brands and the Company engages in good faith negotiations with Constellation Brands before accepting the third party offer;

         o by either party, if approval of the Company's shareholders is not obtained at the Company's shareholder's meeting; or

         o by either party, if the other party breaches or fails to perform, as applicable, any of its representations and warranties or covenants in a manner that would breach a condition to the merger, and such breach or failure has gone uncured for 30 days following notice.

         In addition, Constellation Brands may terminate the merger agreement if the Ravenswood board of directors has withdrawn or amended, in any manner adverse to Constellation Brands, its recommendation and approval of the merger agreement.

No Solicitation of Transactions

         We have agreed to use our reasonable best efforts to cause our directors, officers, employees, agents and representatives to immediately cease any discussions or negotiations conducted prior to the date of the merger agreement with any parties other than Constellation Brands with respect to any transaction involving a merger, consolidation or similar transaction in which a party other than Constellation Brands would acquire 25% or more of the common stock of the Company or substantially all of the Company's assets. Except as provided in the merger agreement, we have agreed not to, and to not authorize our directors, officers, employees, agents and other representatives to: (1) initiate, solicit or knowingly encourage any inquiries, or the making of an proposal relating to, or enter into discussion or negotiate with any person for the purpose of facilitating, any such alternative transaction; (2) agree to, or recommend, any such alternative transaction; or (3) enter into any agreement, arrangement or understanding requiring us to abandon or fail to consummate the merger.

         Ravenswood and its officers, directors, employees, agents and other representatives, though, may refer a third party to the non-solicitation provisions of the merger agreement, and may furnish information, enter into a confidentiality agreement with, or enter into discussions or negotiations with, a third party in connection an unsolicited bona fide proposal relating to an alternative transaction, if our board of directors, after consultation with its financial advisors, believes in good faith that such proposal could lead to an alternative transaction reasonably likely to be more favorable to Ravenswood's shareholders than the merger and prior to furnishing information or entering into discussions or negotiations Ravenswood provides written notice to Constellation Brands that it is furnishing such information or entering into such discussions or negotiations.

         We have also agreed that our board of directors will not withdraw or modify in a manner adverse to Constellation Brands the recommendation of the board of directors with respect to the merger, or approve or recommend any alternative transaction. However, if the board of directors determines, in its good faith judgment, taking into account the advice of its financial advisor and legal counsel, that Ravenswood has received a bona fide unsolicited proposal for an alternative transaction that is more favorable to the shareholders of Ravenswood than the merger, or, after consultation with its outside counsel, that due to other circumstances its fiduciary obligations require it, the board of directors may withdraw or modify its recommendation, or approve or recommend the alternative transaction, provided that Ravenswood provides Constellation Brands with prior notice of such action.

         Also, in response to a bona fide unsolicited proposal with respect to a proposal for an alternative transaction, if our board of directors determines, in its good faith judgment, taking into account the advice of its financial advisor and outside counsel, that the proposal is for a transaction that would be or is reasonably likely to be more favorable to the shareholders of Ravenswood, our board of directors may terminate the merger agreement; provided that Ravenswood provides Constellation Brands with notice of such action at least two business days prior to taking such action and, if requested, engages in good faith negotiations with Constellation Brands.

Termination Fee Payable to Constellation Brands

         We have agreed to pay Constellation Brands an $8 million termination fee upon the occurrence of both of the following events:

         o the termination of the merger agreement by Constellation Brands or the Company (1) if the Company does not receive shareholder approval of the merger agreement or the Company's board of directors changes their recommendation of the merger agreement in a manner adverse to Constellation Brands; provided, that a transaction involving a merger, consolidation or similar transaction in which a party other than
                  Constellation Brands would acquire 25% or more of the common stock of the Company or substantially all of the assets of the Company was publicly announced prior to the time the Company seeks the approval and adoption of the merger agreement by its shareholders and such proposed alternative transaction has not been withdrawn by the third party or otherwise rejected by the Company's board of directors; or (2) either the Company's board of directors has recommended an alternative transaction to the Company's shareholders or the Company terminates the merger agreement after the receipt of a proposal for a transaction that would be more favorable to the shareholders of the Company, assuming the granting to Constellation Brands of proper notice and the opportunity for good faith negotiations; and

         o the proposed alternative transaction is consummated within eighteen months of the date of such termination.

Employee Benefit Matters

         With regard to employee benefit matters Constellation Brands has agreed:

         o that all employees, other than the Company's current directors, who continue employment with Constellation Brands, the Company or any subsidiary thereof after the merger will be employed on wage and salary terms and conditions that, in the aggregate, are substantially as favorable as those wage and salary terms and conditions provided by the Company at the time of the merger;

         o to establish and maintain until February 28, 2002, for all employees of the Company, other than the current directors, compensation and benefit plans and arrangements that in the aggregate are no less favorable than those currently provided by the Company, other than stock options or other stock-based compensation;

         o to treat from March 1, 2002, until February 28, 2004, all employees, other than the current directors, no less favorably in the aggregate than employees of Constellation Brands who are in comparable positions and at comparable locations;

         o immediately prior to the effective time of the merger, the annual bonus for the fiscal year ending June 30, 2001, will accrue and be payable to each employee of the Company.

         Constellation Brands will honor, or cause the surviving corporation in the merger to honor, in accordance with their respective terms, all of the Company's employee benefit obligations to current and former employees accrued as of the effective time of the merger.

         Solely for purposes of eligibility and vesting under the employee benefit plans of Constellation Brands, any employees of the Company after the completion of the merger will be credited with their years of service with the Company before the completion of the merger, to the same extent as such employees were entitled, before the completion of the merger, to credit for such service under any similar benefit plan of the Company.

         Nothing in the merger agreement is intended to change the existing at will employment status of any Company employees.

Conditions to the Merger

         The obligations of Constellation Brands and the Company to complete the merger are subject to the satisfaction or waiver of various conditions, including the following:

         o the absence of any law, order or injunction preventing the completion of the merger;

         o the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Company received notice from the Federal Trade Commission that the period was terminated on April 30, 2001; and

         o        the required approval of the Company's shareholders.

         Each party's obligation to complete the merger is further subject to the satisfaction or waiver of the following additional conditions:

         o the representations and warranties of the other party will be true and correct as of the effective time of the merger, except for changes contemplated by the merger agreement, those representations and warranties which address matters as of a particular date other than the effective time, and for failures (without giving effect to the materiality and knowledge qualifiers in the particular representations and warranties) that would not have a material adverse effect, as defined below.

         o performance by the other party or compliance with in all material respects of all agreements and covenants required by the merger agreement to be performed or complied with prior to the consummation of the merger.

         In addition, it is a condition to Constellation Brands' obligation to complete the merger that there will not have occurred a material adverse effect on the Company.

         For the purposes of the merger agreement material adverse effect means a material adverse effect (or combination of effects materially adverse in the aggregate) on the financial condition, business or results of operations of the Company, taken as a whole. However, a material adverse effect does not include changes in the market price or trading volume of the Company's securities or any effect resulting from any change in law, generally accepted accounting principles, in general economic or business conditions or in the wine industry generally (which changes do not disproportionately affect the Company), or due to the public announcement of the merger agreement or the transactions contemplated by the merger agreement, or the consummation of such transactions.

Expenses

         The merger agreement provides that all fees and expenses incurred in connection with the merger will be paid by the party incurring such fees or expenses if the merger is not consummated, unless the termination fee payable to Constellation Brands discussed above is triggered. If the merger is consummated the surviving corporation will pay all fees and expenses.

Amendment and Waiver

         The merger agreement may be amended only by written agreement of the parties. After the Company's shareholders approve the principal terms of the merger agreement, however, no amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law. Any party may waive its rights under the merger agreement only in writing, signed by the party to be bound. Any such amendment or waiver may be made at any time prior to the completion of the merger.

                             OWNERSHIP OF RAVENSWOOD

5% Shareholders

         The following table sets forth information regarding beneficial ownership of Ravenswood's equity at the close of business on May 9, 2001, as to each person known by Ravenswood to beneficially own, within the meaning of the Securities Exchange Act of 1934, 5% or more of the outstanding shares of our common stock. This information is based on our records and on reports filed by the following persons with the Securities and Exchange Commission.


                                           Number of Shares      Percentage of
                                           of Common Stock       Common Stock
                     Name                 Beneficially Owned      Outstanding
                     ----                 ------------------      -----------
W. Reed Foster ...........................       461,681              9.4%
Joel E. Peterson .........................     1,334,870             27.2%
Austin W. Marxe and David Greenhouse .....       394,353              8.1%


         The  disclosure   regarding  the  number  of  shares  of  common  stock
beneficially owned in the preceding table:

         o with respect to Mr. Foster, includes 30,000 shares issuable upon the exercise of outstanding vested options, 283,500 shares held in a limited liability company, for which Mr. Foster is a managing member, 142,556 shares held in a revocable trust, for which Mr. Foster serves as trustee, and 5,625 shares issuable upon the conversion of outstanding convertible debentures (all of which are issuable to the aforementioned trust) and does not include 137,000 shares held by an irrevocable trust managed by an independent trustee and established for the benefit of Mr. Foster's children or shares issuable upon the exercise of unvested options to purchase 70,000 shares of common stock.

         o with respect to Mr. Peterson, includes 30,000 shares issuable upon the exercise of outstanding vested options but does not include 151,200 shares held by an irrevocable trust managed by two independent trustees and established for the benefit of Mr. Peterson's children or shares issuable upon the exercise of unvested options to purchase 70,000 shares of common stock.

         o Austin W. Marxe and David Greenhouse beneficially own 394,353 shares of Ravenswood common stock, 285,900 of which are held indirectly through Special Situations Fund III, L.P. and 108,453 are held indirectly through Special Situations Cayman Fund, L.P.

Directors and Executive Officers

         The following table sets forth the number of shares of our common stock beneficially owned, within the meaning of the Securities Exchange Act of 1934, by all directors and executive officers of Ravenswood as of May 9, 2001. Unless otherwise indicated in the footnotes below, each person had sole voting and investment power with respect to such shares (other than any unissued shares, the ownership of which has been imputed to such owner).


                                                              Number of Shares      Percentage of
                                                               of Common Stock      Common Stock
                           Name                              Beneficially Owned      Outstanding
---------------------------------------------------------   --------------------   --------------
W. Reed Foster ..........................................           461,681              9.4%
Joel E. Peterson ........................................         1,334,870             27.2%
Justin M. Faggioli ......................................           169,561              3.4%
Callie S. Konno .........................................            82,350              1.7%
James F. Wisner .........................................           142,500              2.9%
Robert E. McGill, III ...................................            28,750                *
John D. Nichols .........................................           171,265              3.5%
All Directors and Executive Officers as a Group .........         2,390,977             47.3%

* owns less than 1%

         The  disclosure   regarding  the  number  of  shares  of  common  stock
beneficially owned in the preceding table:

         o with respect to Mr. Foster, includes 30,000 shares issuable upon the exercise of outstanding vested options, 283,500 shares held in a limited liability company, for which Mr. Foster is a managing member, 142,556 shares held in a revocable trust, for which Mr. Foster serves as trustee, and 5,625 shares issuable upon the conversion of outstanding convertible debentures (all of which are issuable to the aforementioned trust) and does not include 137,000 shares held by an irrevocable trust managed by an independent trustee and established for the benefit of Mr. Foster's children or shares issuable upon the exercise of unvested options to purchase 70,000 shares of common stock.

         o with respect to Mr. Peterson, includes 30,000 shares issuable upon the exercise of outstanding vested options but does not include 151,200 shares held by an irrevocable trust managed by two independent trustees and established for the benefit of Mr. Peterson's children or shares issuable upon the exercise of unvested options to purchase 70,000 shares of common stock.

         o with respect to Mr. Faggioli, includes 22,500 shares issuable upon the exercise of outstanding vested options and 12,086 shares issuable upon the conversion of outstanding convertible debentures (4,790 of which are issuable to Mr. Faggioli's spouse), 2,000 shares held by Mr. Faggioli in an individual retirement account, 2,000 shares held by Mr. Faggioli's spouse and 6,000 shares held in trusts for Mr. Faggioli's children, for which Mr. Faggioli serves as trustee, but does not include unvested options to purchase 52,500 shares of Ravenswood common stock nor 2,000 shares held in an IRA brokerage account.

         o with respect to Ms. Konno, includes 22,500 shares issuable upon the exercise of outstanding vested options, but does not include unvested options to purchase 52,500 shares of Ravenswood common stock.

         o with respect to Mr. Wisner, includes 3,000 shares issuable upon the exercise of outstanding vested options and 31,500 shares held by Mr. Wisner's spouse, but does not include unvested options to purchase 7,000 shares of Ravenswood common stock.

         o with respect to Mr. McGill, includes 3,000 shares issuable upon the exercise of outstanding vested options and 5,625 shares issuable upon the conversion of outstanding convertible debentures and 20,125 shares held in a trust established for the benefit of Mr. McGill, but does not include unvested options to purchase 7,000 shares of Ravenswood common stock.

         o with respect to Mr. Nichols, includes 1,000 shares issuable upon the exercise of outstanding vested options, 45,000 shares issuable upon the conversion of outstanding convertible debentures and 125,265 shares held by a family foundation, for which Mr. Nichols serves as trustee, but does not include unvested options to purchase 4,000 shares of Ravenswood common stock.

         o with respect to our directors and executive officers as a group, includes 68,336 shares issuable upon the conversion of immediately convertible debentures and 112,000 shares issuable upon the exercise of vested options.

                    PRICE RANGE OF COMMON STOCK AND DIVIDENDS

         Our common stock is listed on The Nasdaq National Market under the symbol "RVWD". The following table sets forth, for the periods indicated, the high and low sales prices per share of our common stock as reported on The Nasdaq National Market. For current price information, shareholders are urged to consult publicly available sources.


                Calendar Period                          High          Low
---------------------------------------------------   ----------   -----------
1999
   Second Quarter (from April 9 (date of IPO)) ....       11.12        10.25
   Third Quarter ..................................       10.87        10.37
   Fourth Quarter .................................       11.00        10.44
2000
   First Quarter ..................................       12.00        10.50
   Second Quarter .................................       14.25        10.37
   Third Quarter ..................................       15.37        12.75
   Fourth Quarter (through December 29, 2000) .....       14.87        11.87
2001
   First Quarter ..................................       16.98        11.37
   Second Quarter (through May 9, 2001) ...........       29.50        16.12

         On May 9, 2001, the most recent practicable date prior to the printing of this proxy statement, the closing price of our common stock as reported on The Nasdaq National Market was $29.12. As of the record date, there were approximately 129 holders of record of our common stock. The Company has never paid out dividends.


            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events and Ravenswood's plans and expectations that involve risks and uncertainties. When used in this proxy statement, the words "estimate," "project," "intend," "expect" and "anticipate" and similar expressions are intended to identify such forward-looking statements. Such statements are subject to risks and uncertainties, including those discussed below, that could cause actual results to differ materially from those projected. Factors that may cause actual results to vary include, but are not limited to: (1) future and past weather and general farming conditions affecting the annual grape harvest; (2) variations in consumer taste and preference: (3) changes in the wine industry regulatory environment; and (4) changes in the market value of Ravenswood's common stock. Other factors that may cause or contribute to such differences include, but are not limited to, those discussed under "Risk Factors," in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 and in our Quarterly Reports on Forms 10-QSB for the fiscal quarters ended September 30, 2000, December 31, 2000 and March 31, 2001 as well as those discussed elsewhere in this proxy statement. In light of the important factors that can materially affect results, including those set forth in this paragraph and below, the inclusion of forward-looking information herein should not be regarded as a representation by Ravenswood or any other person that the objectives or plans for Ravenswood will be achieved. The reader is therefore cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. Ravenswood undertakes no obligation to publicly release updates or revisions to these statements.

                             ADDITIONAL INFORMATION

Solicitation of Proxies/Costs

         Ravenswood is making this proxy solicitation. We will bear the cost of the solicitation of proxies. We have retained Mellon Investor Services LLC to coordinate the solicitation of proxies. Mellon Investor Services LLC will solicit proxies by personal interview, mail, telephone or telegram and will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock held of record by such persons. Ravenswood will pay Mellon Investor Services LLC a customary fee covering its services, expected to be approximately $6,500, and will reimburse Mellon Investor Services LLC for payments made to brokers and other nominees for their expenses in forwarding solicitation material as well as other reasonable out-of-pocket expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone or otherwise, but they will not be specifically compensated for these services.

Shareholder Proposals; Other Matters

         We know of no other matters that will be presented for consideration at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

Other Shareholder Meetings

         If we complete the merger, we will no longer have public shareholders or any public participation in our shareholder meetings. If we do not complete the merger, we intend to hold our next annual shareholder meeting in 2001. In that case, if you are still a shareholder as of the record date of such meeting, you would continue to be entitled to attend and participate in our shareholder meetings. If the annual meeting is to be held, any Ravenswood shareholder who wishes to submit a proposal for inclusion in the proxy materials relating to the annual meeting must deliver that proposal to the Secretary of Ravenswood, Justin
M. Faggioli. The proposal must be received at our offices (26200 Arnold Drive, Sanoma, California, 95476) no later than July 10, 2001.


                       WHERE YOU CAN FIND MORE INFORMATION

         We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy this information at the following locations of the SEC:


   Public Reference Room                              Chicago Regional Office
  450 Fifth Street, N.W.                                  Citicorp Center
         Room 1024                                    500 West Madison Street
  Washington, D.C. 20549                                     Suite 1400
                                                    Chicago, Illinois 60661-2511
                                                    Chicago, Illinois 60661-2511

                            New York Regional Office
                              7 World Trade Center
                                   Suite 1300
                            New York, New York 10048


         You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, including Ravenswood and Constellation Brands, who file electronically with the SEC. The address of that site is http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of The Nasdaq Stock Market, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

         The SEC allows us to "incorporate by reference" information into this document. This means that we can disclose important information to you by referring you to another document we filed with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document.

         This document incorporates by reference the documents listed below that we have previously filed with the SEC. These documents contain important information about the Company and its financial condition.


SEC Filing                                  Period
-----------------------------------------   -------------------------
Annual Proxy Statement ..................   Filed October 10, 2000
Annual Report on Form 10-KSB ............   Filed September 28, 2000
Quarterly Report on Form 10-QSB .........   Filed November 11, 2000
Quarterly Report on Form 10-QSB .........   Filed February 14, 2001
Current Report on Form 8-K ..............   Filed April 11, 2001
Quarterly Report on Form 10-QSB .........   Filed May 14, 2001

         We incorporate by reference additional documents that we may file with the SEC between the date of this document and the date of the special meeting.

         You can obtain any of the documents incorporated by reference in this document through us or from the SEC through the SEC's web site at the address provided above. Documents incorporated by reference are available from us, upon oral or written request, without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents. You can obtain documents incorporated by reference in this document by contacting us at:


                               Investor Relations
                             Ravenswood Winery, Inc.
                               26200 Arnold Drive
                            Sonoma, California 95476
                                 (707) 938-1960


         A copy will be provided by first class mail or other equally prompt means within one business day after receipt of your request.


                                     By Order of the Board of Directors,


                                     /s/ Justin M. Faggioli

                                     Justin M. Faggioli
                                     Executive Vice President and Secretary

                                     ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                           CONSTELLATION BRANDS, INC.,


                              VVV ACQUISITION CORP.

                                       and

                             RAVENSWOOD WINERY, INC.

                                   Dated as of

                                 April 10, 2001

                                             TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I DEFINITIONS AND TERMS..........................................................................1
         Section 1.1       Definitions...................................................................1
         Section 1.2       Other Terms...................................................................7
         Section 1.3       Other Definitional Provisions.................................................7

ARTICLE II THE MERGER....................................................................................7
         Section 2.1       The Merger....................................................................7
         Section 2.2       The Closing...................................................................7
         Section 2.3       Effective Time................................................................8
         Section 2.4       Effect of Merger..............................................................8
         Section 2.5       Procedure for Payment........................................................12
         Section 2.6       Subsequent Actions...........................................................14

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................................14
         Section 3.1       Due Organization of Company..................................................14
         Section 3.2       Capitalization...............................................................14
         Section 3.3       Due Authorization of Transaction; Binding Obligation.........................15
         Section 3.4       Non-Contravention............................................................16
         Section 3.5       Government Approvals, Consents and Filings...................................16
         Section 3.6       Litigation...................................................................16
         Section 3.7       Brokers' Fees................................................................16
         Section 3.8       Reports and Financial Information............................................17
         Section 3.9       Absence of Certain Changes or Events.........................................17
         Section 3.10      Taxes........................................................................18
         Section 3.11      Employee Matters.............................................................19
         Section 3.12      Material Contracts...........................................................21
         Section 3.13      Regulatory Compliance........................................................22
         Section 3.14      Real Property................................................................22
         Section 3.15      Intellectual Property........................................................23
         Section 3.16      Environmental Matters........................................................24
         Section 3.17      Title to and Condition of Assets.............................................25
         Section 3.18      Product Recall...............................................................26
         Section 3.19      Grape Vines..................................................................26
         Section 3.20      Labor Matters................................................................26
         Section 3.21      Opinion of Financial Advisor.................................................26
         Section 3.22      Takeover Statutes............................................................27
         Section 3.23      Insurance....................................................................27
         Section 3.24      Distributor Relations........................................................27
         Section 3.25      Suppliers....................................................................27
         Section 3.26      Related Party Transactions...................................................27
         Section 3.27      No Other Representations or Warranties.......................................28





ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB......................................28
         Section 4.1       Due Incorporation............................................................28
         Section 4.2       Due Authorization of Transaction; Binding Obligation.........................28
         Section 4.3       Non-Contravention............................................................29
         Section 4.4       Government Approvals, Consents, and Filings..................................29
         Section 4.5       Litigation...................................................................29
         Section 4.6       Financing....................................................................29
         Section 4.7       Finder's Fees; Brokers.......................................................29

ARTICLE V CONDUCT OF BUSINESS PENDING THE MERGER........................................................30
         Section 5.1       Conduct of Business of the Company Pending the Merger........................30
         Section 5.2       Compensation Plans...........................................................31
         Section 5.3       Voting Agreements............................................................32
         Section 5.4       No Solicitation..............................................................32
         Section 5.5       Conduct of Business by Parent and Merger Sub Pending the Merger..............34

ARTICLE VI ADDITIONAL AGREEMENTS........................................................................34
         Section 6.1       Shareholder Approvals........................................................34
         Section 6.2       Proxy Statement..............................................................34
         Section 6.3       Access to Information; Confidentiality.......................................35
         Section 6.4       Consents; Approvals..........................................................36
         Section 6.5       Notification of Certain Matters..............................................37
         Section 6.6       Further Assurances...........................................................37
         Section 6.7       Public Announcements.........................................................37
         Section 6.8       Conveyance Taxes.............................................................37
         Section 6.9       Director and Officer Liability...............................................38
         Section 6.10      Action by Parent and Company's Boards........................................38
         Section 6.11      Employee Benefits............................................................38
         Section 6.12      Payment of Accrued Bonuses...................................................39

ARTICLE VII CONDITIONS TO THE MERGER....................................................................39
         Section 7.1       Conditions to Obligations of Each Party to Effect the Merger.................39
         Section 7.2       Additional Conditions to Obligations of Parent and Merger Sub................40
         Section 7.3       Additional Conditions to Obligation of the Company...........................40

ARTICLE VIII TERMINATION................................................................................41
         Section 8.1       Termination..................................................................41
         Section 8.2       Effect of Termination........................................................42
         Section 8.3       Fees and Expenses............................................................42




ARTICLE IX GENERAL PROVISIONS...........................................................................43
         Section 9.1       Effectiveness of Representations, Warranties and Agreements;
                           Knowledge, Etc...............................................................43
         Section 9.2       Notices......................................................................43
         Section 9.3       Amendment....................................................................44
         Section 9.4       Waiver.......................................................................45
         Section 9.5       Headings.....................................................................45
         Section 9.6       Severability.................................................................45
         Section 9.7       Entire Agreement.............................................................45
         Section 9.8       Assignment, Merger Sub.......................................................45
         Section 9.9       Parties in Interest..........................................................45
         Section 9.10      Governing Law................................................................45
         Section 9.11      Counterparts.................................................................46
         Section 9.12      WAIVER OF JURY TRIAL.........................................................46

Exhibits

Exhibit A -- Form of Voting Agreement

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of April 10, 2001, (this "Agreement"), by and among Ravenswood Winery, Inc., a California corporation (the "Company"), Constellation Brands, Inc., a Delaware corporation ("Parent"), and VVV Acquisition Corp., a Delaware corporation and an indirect, wholly-owned subsidiary of Parent ("Merger Sub").


                              W I T N E S S E T H :

         WHEREAS, the board of directors of each of Parent, Merger Sub and the Company have each determined that it is advisable and in the best interests of their respective shareholders for Parent to enter into a strategic business combination with the Company upon the terms and subject to the conditions set forth herein;

         WHEREAS, in furtherance of such combination, the boards of directors of Parent, Merger Sub and the Company have each approved the merger of Merger Sub with and into the Company upon the terms and subject to the conditions set forth herein;

         WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent and Merger Sub to enter into this Agreement, certain shareholders of the Company have entered into Voting Agreements with Parent;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:


                                   ARTICLE I
                              DEFINITIONS AND TERMS

Section 1.1 Definitions.

                  (a) The following terms, as used herein, have the following meanings:

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

         "Agreement" means this Agreement and Plan of Merger, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

         "Alternative Transaction" means any of the following: (i) a transaction pursuant to which any Third Party (or group of Third Parties) seeks to acquire, directly or indirectly, more than 25 percent of the outstanding shares of Company Common Stock, whether from the Company or pursuant to a tender offer or exchange offer or otherwise (other than upon exercise of the Company Stock Options, upon exercise of Purchase Rights under the Company ESPP or conversion of the Company Debentures), (ii) a merger, recapitalization, consolidation or other business combination involving the Company pursuant to which any Third Party acquires more than 25 percent of the outstanding equity securities of the Company or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any Third Party acquires control of all or substantially all of the assets of the Company, or (iv) any combination of the foregoing.

         "Applicable Law" means, with respect to any Person, any domestic, foreign, federal, state or local statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer's, director's, employee's, consultant's or agent's activities on behalf of such Person or any of its Affiliates).

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in San Francisco, California are authorized or required by law to close.

         "California Code" means the California Corporations Code and all amendments and additions thereto.

         "Certificate" means a stock certificate representing shares of Company Common Stock.

         "Closing" has the meaning set forth in Section 2.2 hereof.

         "Closing Date" has the meaning set forth in Section 2.2 hereof.

         "COBRA" has the meaning set forth in Section 3.11(a)(vii) hereof.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         "Company" has the meaning set forth in the Preamble hereof.

         "Company Common Stock" means the Common Stock, no par value, of the Company.

         "Company   Debenture"  means  each  of  the  Convertible   Subordinated
Debentures of the Company due December 31, 2008, in the aggregate principal amount of $1,687,500.

         "Company's Disclosure Letter" means the written disclosure schedule delivered by the Company to Parent and Merger Sub in connection with and prior to the execution and delivery of this Agreement.

         "Company Employee Plans" means all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, unemployment, severance, vacation, insurance or hospitalization program and any other fringe or employee benefit plans, programs or arrangements for any current or former Employee, director, consultant or agent, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any employee of the Company, and excluding agreements with former employees under which the Company has no remaining monetary obligations.

         "Company ESPP" means the Employee Stock Purchase Plan for Ravenswood Winery, Inc.

         "Company Permits" has the meaning set forth in Section 3.13(b) hereof.

         "Company Preferred Stock" means the Preferred Stock, no par value, of the Company.

         "Company SEC Reports" has the meaning set forth in Section 3.8(a) hereof.

         "Company Stock Options" means the outstanding options to purchase shares of Company Common Stock under the Company Stock Plan.

         "Company Stock Plan" means the Ravenswood Winery, Inc. 1999 Equity Incentive Plan.

         "Confidentiality Agreement" has the meaning set forth in Section 6.3(a) hereof.

         "Continuing Employees" has the meaning set forth in Section 6.11(a) hereof.

         "Contract" means any contract, agreement, undertaking, indenture, note, bond, loan, instrument, lease, mortgage, commitment or other binding agreement, whether written or oral.

         "Damages" means the amount of any loss, damage, injury, liability, claim, fee, demand, settlement, judgment, award, fine, penalty, tax, charge or cost.

         "Dissenting Shares" has the meaning set forth in Section 2.4(h)(i) hereof.

         "Effective Time" has the meaning set forth in Section 2.3 hereof.

         "Employee" means an employee of the Company, including any employee of the Company who is on leave of absence or on layoff status.

         "Environmental Laws" means any federal, state or local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other requirements of Governmental Authorities relating to the environment, any Hazardous Substance, or to any activities involving Hazardous Substances or occupational health and safety, including, but not limited to, the Clean Air Act, As Amended, 42 U.S.C. Section 7401 Et Seq.; The Federal Water Pollution Control Act, As Amended, 33 U.S.C.
Section 1251 Et Seq.; The Resource Conservation And Recovery Act Of 1976, As Amended, 42 U.S.C. Section 6901 Et Seq.; The Comprehensive Environment Response, Compensation And Liability Act Of 1980, As

Amended (Including The Superfund Amendments And Reauthorization Act Of 1986, "CERCLA"), 42 U.S.C. Section 9601 Et Seq.; The Toxic Substances Control Act, As Amended, 15 U.S.C. Section 2601 Et Seq.; The Occupational Safety And Health Act, As Amended, 29 U.S.C. Section 651, The Emergency Planning And Community Right-To-Know Act Of 1986, 42 U.S.C. Section 11001 Et Seq.; The Safe Drinking Water Act, As Amended, 42 U.S.C. Section 300f Et Seq.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Final Date" has the meaning set forth in Section 8.1(b) hereof.

         "GAAP" means United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         "Governmental Authority" means any territorial, federal, state or local, whether domestic, foreign or supranational, governmental or quasi-governmental authority, instrumentality, court, commission, tribunal or organization; any regulatory, administrative or other agency; any self-regulatory organization; or any political or other subdivision, department or branch of any of the foregoing.

         "Hazardous Substance" means any substance, material, chemical or waste that is listed, or contains material amounts of one or more components that are defined, designated or classified as hazardous, acutely hazardous, toxic, radioactive or dangerous under any applicable Environmental Law, as well as any "solid waste", industrial waste, industrial wastewater sewage, asbestos or asbestos containing material, petroleum and any derivative or by-products thereof, crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, synthetic gas useable as fuel, or polychlorinated biphenyls (PCBs).

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "IRS" means the United States Internal Revenue Service.

         "Knowledge of the Company" means the actual knowledge of the directors of the Company and Kimberly Dryer.

         "Law" means any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree.

         "Lease Agreements" has the meaning set forth in Section 3.14(a) hereof.

         "Leased Personal Property" has the meaning set forth in Section 3.17(a) hereof.

         "Leased Real Property" has the meaning set forth in Section 3.14(a) hereof.

         "Liens" means liens, security interests, options, rights of first refusal, easements, mortgages, charges, pledges, deeds of trust, rights-of-way, restrictions, encroachments, licenses, leases, permits, security agreements, or any other encumbrances, restrictions or limitations on the use of real or personal property, whether or not they constitute specific or floating charges.

         "Material Adverse Effect" means a material adverse effect (or combination of effects materially adverse in the aggregate) on the financial condition, business or results of operations of the Company, taken as a whole; provided, however, that a Material Adverse Effect shall not include changes in the market price or trading volume of the Company's securities or any effect resulting from any change (i) in Law, GAAP or interpretations thereof that apply to the Company, (ii) in general economic or business conditions or in the wine industry generally (which changes do not disproportionately affect the Company), or (iii) due to the public announcement of this Agreement or the transactions contemplated by this Agreement, or the consummation of such transactions.

         "Material Contracts" has the meaning set forth in Section 3.12(a) hereof.

         "Merger" has the meaning set forth in Section 2.1.

         "Merger Consideration" has the meaning set forth in Section 2.4(e)(i) hereof.

         "Merger Sub" has the meaning set forth in the Preamble hereof.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Nasdaq" means the Nasdaq National Market.

         "NYSE" means the New York Stock Exchange.

         "Owned Real Property" has the meaning set forth in Section 3.14(a) hereof.

         "Parent" has the meaning set forth in the Preamble hereof.

         "Parent Material Adverse Effect" means a material adverse effect (or combination of effects materially adverse in the aggregate) on the financial condition, business or results of operations of Parent, taken as a whole; provided, however, that a Parent Material Adverse Effect shall not include changes in the market price or trading volume of the Parent's securities or any effect, resulting from any change in Law, GAAP or interpretations thereof that apply to Parent, in general economic or business conditions or in the wine industry (which changes do not disproportionately affect Parent), or due to the public announcement of the transactions contemplated under this Agreement or the consummation of such transactions.

         "Parent's Disclosure Letter" means the written disclosure schedule delivered to Company by the Parent in connection with and prior to the execution and delivery of this Agreement.

         "Paying Agent" has the meaning set forth in Section 2.5(a) hereof.

         "Payment Fund" has the meaning set forth in Section 2.5(a) hereof.

         "Permitted Liens" means mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the ordinary course of business (which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings), Liens arising under original purchase price conditional sales Contracts and equipment leases with Third Parties entered into in the ordinary course of Business (which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings), Liens for taxes and other governmental charges, if adequate reserves are maintained, which are not due and payable or which may thereafter be paid without penalty, imperfections of title, restrictions or encumbrances, which imperfections of title, restrictions and encumbrances do not, individually or in the aggregate, materially impair the continued use and operation of the business of the Company, taken as a whole, as presently conducted.

         "Person"  means  an  individual,  a  corporation,  a  partnership,   an
association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Proprietary  Asset" means any patent,  patent  application,  trademark
(whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, computer software, internet domain registrations or other internet-related assets such as websites, invention or design.

         "Proxy Statement" means the proxy statement or information statement to be used by the Company to obtain the approval and adoption of this Agreement and the Merger by the shareholders of the Company.

         "Purchase Right" has the meaning set forth in Section 2.4(f)(iii).

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shareholder Meeting" has the meaning set forth in Section 6.1 hereof.

         "Superior Proposal" means a bona fide unsolicited written proposal made by a Third Party relating to an Alternative Transaction on terms that the board of directors of the Company determines in good faith and after consultation with counsel would be, or is reasonably likely to be, more favorable to the Company's shareholders than the transactions contemplated by this Agreement (taking into account the legal, financial, regulatory and other aspects of the proposal and the Person making the proposal and such Person's ability to finance the Alternative Transaction).

         "Surviving  Corporation"  has the  meaning  set  forth in  Section  2.1 hereof.

         "Tax" or "Taxes" means taxes, fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar
to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, goods and services, fringe benefits, withholding, sales, use, service, real or personal property, special assessments, license, payroll, withholding, employment, social security, accident compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto.

         "Tax Returns" means returns, reports and information statements with respect to Taxes required to be filed with the IRS or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns.

         "Third Party" means any Person other than a Party to this Agreement or an Affiliate of such a Party.

         "Voting Agreements" has the meaning set forth in Section 5.3 hereof.

         "WARN Act" means the Worker Adjustment Retraining Notification Act of 1988, as amended.

         Section 1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meanings throughout this Agreement.

         Section 1.3 Other Definitional Provisions.

                  (a) The words "herein," "hereof," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) The words "will" and "shall" have the same meaning and mean "must" unless the context otherwise requires.


                                   ARTICLE II
                                   THE MERGER

         Section 2.1 The Merger. Subject to and in accordance with the terms and conditions of this Agreement, the Merger Sub will merge with and into the Company (the "Merger") at the Effective Time. The Company shall be the corporation surviving the Merger (the "Surviving Corporation").

         Section 2.2 The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Morrison & Foerster LLP, in

San Francisco, California, commencing at 10:00 a.m. local time on the second Business Day following the satisfaction or waiver of all conditions to the obligations of the parties hereto to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective parties hereto will take at the Closing itself) or such other date and location as the parties hereto may mutually determine (the "Closing Date").

         Section 2.3 Effective Time. On the Closing Date the parties hereto shall cause the Merger to be consummated by filing all necessary documentation, including an agreement of merger in the form reasonably acceptable to the parties hereto with the Secretary of State of the State of California and a certificate of merger in the form reasonably acceptable to the parties hereto with the Secretary of State of the State of Delaware. The Merger shall be effective upon such filing of the agreement of merger with the Secretary of State of the State of California and the certificate of merger with the Secretary of State of the State of Delaware, or on such later date as may be specified therein (the time of such effectiveness being, the "Effective Time").

         Section 2.4 Effect of Merger.

                  (a) General. The Merger shall have the effects set forth in Sections 1107 and 1108 of the California Code. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all property, rights, powers, privileges and franchises of Merger Sub shall vest in the Company as the Surviving Corporation, and all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of the Surviving
Corporation. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Company or Merger Sub in order to carry out and effectuate the transactions contemplated by this Agreement.

                  (b) Articles of Incorporation. The Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until amended as provided by law and such Articles of Incorporation and the Bylaws.

                  (c) Bylaws. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law and such Bylaws and the Articles of Incorporation of the Company.

                  (d) Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation. The officers of the Surviving Corporation at and after the Effective Time shall be the officers of the Company, each to hold office in accordance with the Bylaws of the Surviving Corporation. The Company shall use reasonable best efforts to cause each director of the Company to tender such director's resignation prior to the Effective Time, each such resignation to be effective as of the Effective Time.

                  (e) Conversion of Company Shares. At and as of the Effective Time,

                           (i) each  outstanding  share of Company  Common Stock
(other than Dissenting Shares and shares of Company Common Stock held by Parent or Merger Sub) shall be converted into the right to receive an amount (the
"Merger Consideration") equal to $29.50 in cash (without interest), upon surrender of the Certificate formerly representing such outstanding share of Company Common Stock in the manner set forth in Section 2.5, and as of the Effective Time, each outstanding share of Company Common Stock shall no longer be issued and outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Certificate shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration without interest (or, if applicable, to be treated as a Dissenting Share);

                           (ii)  each  Dissenting  Share  shall  be  treated  as
described in Section 2.4 (h); or

                           (iii) each share of Company  Common Stock held by the
Parent or Merger Sub shall be cancelled and retired, and no consideration shall be paid or delivered in exchange therefor; provided, however, that the Merger Consideration shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of shares of Company Common Stock outstanding to which Parent consents pursuant to
Section 5.1. No share of Company Common Stock shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2.4(e) after the Effective Time.

                  (f) Options; Stock Purchase Plan.

                           (i)  Immediately  prior to the Effective  Time,  each
outstanding and vested portion of a Company Stock Option shall be cancelled as of immediately prior to the Effective Time, and in consideration for such cancellation, the holder thereof shall become entitled to receive from the Company an amount of cash equal to the product of (A) the number of vested shares subject to the Company Stock Option and (B) the excess of the Merger Consideration over the per share exercise price of the Company Stock Option, less the amount of applicable foreign, federal, state and local taxes required to be withheld from such payment. The Company shall pay the amounts payable to each holder of a vested Company Stock Option as soon as reasonably practicable following the Effective Time. The Company shall pay promptly any amounts withheld for applicable foreign, federal, state and local taxes to the appropriate Governmental Authority on behalf of such holder of such Company Stock Option.

                           (ii)  Immediately  prior  to the  Effective  Time,  a
number of unvested Company Stock Options held by each holder thereof equal to the lesser of (i) unvested Company Stock Options to purchase 1,000 shares of Company Common Stock or (ii) the number of unvested Company Stock Options held by such holder, shall accelerate, fully vest and be treated immediately prior to the Effective Time as vested Company Stock Options under Section 2.4(f)(i); provided that such Company Stock Options to be vested shall be the unvested Company Stock Options which would have otherwise vested at the earliest dates following the Effective Time. Immediately prior to the Effective Time, except as provided in the preceding sentence, each outstanding and unvested portion of a Company Stock Option shall be cancelled immediately prior to the Effective Time, and in consideration for such cancellation, the holder thereof shall become entitled to receive at the time such unvested portion of a Company Stock Option would have vested, if such unvested portion had not been cancelled in accordance with this Section 2.4
(f)(ii), an amount of cash equal to the product of (A) the number of unvested shares subject to the Company Stock Option that would have vested on such date and (B) the excess of the Merger Consideration (without interest) over the per share exercise price of the Company Stock Option, less the amount of applicable foreign, federal, state and local taxes required to be withheld from such payment, provided that the right of the holder of the Company Stock Option to receive this sum is not conditioned on the Employee's continued employment or provision of services after the Effective Time. The Company shall pay the amounts payable to each holder of an unvested Company Stock Option as soon as reasonably practicable following the date or dates the unvested portions of the Company Stock option would have otherwise vested if such unvested portions had not been cancelled in accordance with this Section 2.4(f)(ii). The Company shall pay promptly any amounts withheld or due for applicable foreign, federal, state and local taxes to the appropriate Governmental Authority on behalf of the holder of such Company Stock Option.

                           (iii) Each purchase right (a "Purchase  Right") under
the Company ESPP outstanding immediately prior to the Effective Time shall accelerate, fully vest and automatically be exercised immediately prior to the Effective Time in accordance with the provisions of the Company ESPP. Shares of Company Common Stock issuable upon such acceleration, vesting and exercise of each Purchase Right shall be issued and outstanding immediately prior to the Effective Time and shall therefore be subject to the terms of this Agreement. The Company shall use its best efforts to provide written notice of the Merger to holders of a Purchase Right at least ten (10) days prior to the Effective Time.

                           (iv) Prior to the  Effective  Time the Company  shall
use its reasonable best efforts to obtain any consents from all holders of Company Stock Options and to make any amendments to the terms of such stock options or compensations plans or arrangements that are necessary to give effect to the transactions contemplated by this Section 2.4(f). At the Effective Time the Company shall terminate the Company Stock Option Plan and the Company ESPP.

                           (v) No  interest  shall be paid on any  amounts to be
paid pursuant to this Section 2.4(f).

                           (vi) The Company will use reasonable  best efforts so
that, immediately following the Effective Time, none of Merger Sub, the Company or the Surviving Corporation is or will be bound by the Company Stock Option Plan, the Company ESPP, Purchase Right, any Company Stock Option or any other options, warrants, rights or agreements which would entitle any Person, other than Parent or its Affiliates, to own any capital stock of the Company, Merger Sub or the Surviving

Corporation or to receive any payment in respect thereof, except as otherwise provided herein.

                  (g) Company Debentures.

                           (i) Prior to the Effective Time the Company shall use
reasonable best efforts to obtain consents from the holders of the Company Debentures or otherwise to amend each Company Debenture to provide for the automatic conversion immediately prior to the Merger of such Company Debenture into Company Common Stock in accordance with the terms of the Company Debentures as of the date hereof. Shares of Company Common Stock issuable upon such conversion shall be deemed issued and outstanding as of the Effective Time for purposes of this Agreement.

                           (ii) Any Company  Debenture  outstanding  immediately
prior to the Effective Time and which is not subject to automatic conversion pursuant to Section 2.4(g)(i) or otherwise as of the Merger shall be deemed assumed by the Surviving Corporation and to constitute an obligation of the Surviving Corporation; provided that, on the terms and conditions as were applicable under such Company Debenture prior to the Effective Time, each Company Debenture shall cease to be convertible into shares of Company Common Stock or shares of capital stock of the Surviving Corporation, but shall be convertible into the right to receive cash in an amount equal to the product of
(i) the number of shares of Company Common Stock into which such Company Debenture would have been convertible in accordance with its terms, multiplied by (ii) the Merger Consideration payable per share of Company Common Stock.

                  (h) Dissenting Shares.

                           (i)  Notwithstanding  any provision of this Agreement
to the contrary, any shares of Company Common Stock held by a holder who has demanded and perfected dissenters' rights for such shares in accordance with the California Code and who, as of the Effective Time, has not effectively withdrawn or lost such dissenters' rights ("Dissenting Shares") shall not be converted into or represent a right to receive the Merger Consideration pursuant to
Section 2.4(e), but the holder thereof shall only be entitled to such rights as are granted by the California Code.

                           (ii) Notwithstanding the provisions of subsection (i)
above, if any holder of shares of Company Common Stock who demands purchase of such shares under the California Code shall effectively withdraw or lose (through failure to perfect or otherwise) such holder's dissenters' rights, then, as of the later of (A) the Effective Time or (B) the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the Merger Consideration as provided in Section 2.4(e), without interest thereon, upon surrender to the Company of the Certificate representing such shares in accordance with this Agreement.

                           (iii) The Company shall give Parent (A) prompt notice
of its receipt of any written demands for dissenters' rights and any withdrawals of such demands and (B) the opportunity to participate in and control all negotiations and proceedings with respect to demands for dissenters' rights under the California Code. The Company shall not, except with the prior written consent of Parent or as may be required under Applicable Law, voluntarily make any payment with respect to any demands for purchase of Company Common Stock pursuant to dissenters' rights or offer to settle or settle any such demands.

                           (i) Conversion of Capital Stock of the Merger Sub. At
and as of the Effective Time, each share of Common Stock, $.00001 par value per share, of Merger Sub shall be converted into one share of Common Stock, no par value per share, of the Surviving Corporation.

         Section 2.5 Procedure for Payment.

                  (a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company to act as paying agent (the "Paying Agent") for the purpose of exchanging Certificates for the Merger Consideration. Parent or Merger Sub shall, from time to time, make available or cause to be made available to the Paying Agent funds (the "Payment Fund") in such amounts and at times necessary for the payment of the Merger Consideration in the manner provided herein. The Paying Agent shall invest portions of the Merger Consideration as Parent directs (it being understood that any and all interest earned on funds made available to the Paying Agent pursuant to this Agreement shall be the property of, and shall be turned over to, Parent), provided, that such investments shall be in obligations of or guaranteed by the United States of America or of any agency thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services, Inc. or Standard & Poor's Corporation, respectively, or in deposit accounts, certificates of deposit or banker's acceptances of, repurchase or reverse repurchase agreements with, or Eurodollar time deposits purchased from, commercial banks with capital, surplus and undivided profits aggregating in excess of US$100 million (based on the most recent financial statements of such bank which are then publicly available).

                  (b) Letter of Transmittal. Promptly after the Effective Time, the Surviving Corporation shall instruct the Paying Agent to mail to each holder of record of one or more shares of Company Common Stock, (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent, and which shall have such other provisions as Parent shall reasonably specify, and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration.

                  (c) Entitlement of Shares. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration payable in respect of the shares of Company Common Stock previously represented by such Certificates, after giving effect to any withholding tax required by Applicable Law, and the Certificates so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 2.5, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration. No interest will be paid or accrued on the Merger Consideration.

                  (d) Payments to Other Persons. If Merger Consideration is to be paid to any Person other than the Person in whose name the Certificates for shares surrendered for conversion are registered, it shall be a condition of the payment that such Certificates be properly endorsed and the signatures thereon properly guaranteed and otherwise in proper form for transfer and that the Person requesting such payment shall have paid to the Paying Agent any transfer or other taxes required by reason of the delivery of Merger Consideration to a Person other than the registered holder of such Certificate, or shall have established to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable.

                  (e) Termination. Any portion of the Payment Fund held by the Paying Agent for delivery pursuant to this Section 2.5 and unclaimed at the end of six months after the Effective Time shall be paid or delivered to the Surviving Corporation, upon demand, and any holders of Certificates who have not theretofore complied with this Section 2.5 shall, subject to Applicable Law, thereafter look only to the Surviving Corporation for payment of the Merger Consideration in respect of shares of Company Common Stock and shall have no rights against Parent with respect to such payments. Notwithstanding the foregoing, none of Parent, the Surviving Corporation or the Paying Agent shall be liable to any holder of shares of Company Common Stock for any amount paid to any Governmental Authority pursuant to any applicable abandoned property, escheat or similar law. Any amounts unclaimed by holders of shares of Company
Common Stock two years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become the property of any Governmental Authority) shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

                  (f) Stock Transfer Books; No Further Ownership Rights. At and after the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registrations of transfers of shares of Company Common Stock thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates evidencing ownership of the shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock, except as otherwise provided for herein or by Applicable Law. If, after the Effective Time, Certificates are presented to the Surviving Corporation, Parent or the Paying Agent for any reason, they shall be cancelled and exchanged for the Merger Consideration as provided in this Section 2.5, subject to Section 2.5(e).

                  (g) Lost, Stolen or Destroyed Certificates. Notwithstanding anything here to the contrary herein, in the event any Certificates shall have been lost, stolen or destroyed, Parent shall pay the Merger Consideration in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof; provided, that Parent may, in its discretion and as a condition precedent to the payment thereof, require the owner of such lost, stolen or destroyed Certificates to provide an indemnity or deliver a bond in such sum as Parent may reasonably direct as indemnity against any claim that may be made against Parent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         Section 2.6 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either Merger Sub or the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement and the Merger, the officers and directors of the Surviving Corporation are hereby authorized to execute and deliver, in the name and on behalf of each of Merger Sub or the Company or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Merger Sub or the Company or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement and the Merger.


                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Parent, except as set forth in the Company SEC Reports or the Company's Disclosure Letter, as follows:

         Section 3.1 Due Organization of Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to carry on its business as it is now being conducted and to own, operate or lease all of its properties and assets. True and complete copies of the Articles of Incorporation and Bylaws of the Company with all amendments and restatements thereto through the date hereof have been provided to Parent prior to the date hereof. The Company is duly qualified as a foreign corporation to do business, and is in good standing (to the extent the concept of good standing exists), in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified has not had a Material Adverse Effect.

         Section 3.2 Capitalization.

                  (a) The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock and 1,000,000 shares of Company Preferred Stock. As of the close of business on April 8 , 2001, 4,876,067 shares of Company Common Stock were issued and outstanding, no shares of Company Preferred Stock were issued or outstanding, and Company Stock Options to acquire 487,750 shares of Company Common Stock were outstanding under the Company Stock Plan. The Company has outstanding the Company Debentures which are convertible upon the request of the holders at any time prior to December 31, 2003, into shares of Company Common Stock at a rate of 900 shares of Company Common Stock per $10,000 of principal amount. Under the Company ESPP, all outstanding employee Purchase Rights under the Company ESPP shall automatically be exercised or cancelled pursuant to Section 2.4(f)(iii), immediately prior to the Effective Time, and shares of Company Common Stock shall be purchased accordingly. As of April 8, 2001, the Company had accrued deposits of not more than $10,000 for the purchase of Company Common Stock under the Company ESPP. The maximum number of shares of Company Common Stock that may be issued under the Company ESPP is 50,000.
Section 3.2(a) of the Company's Disclosure Letter sets forth as of the close of business on April 8, 2001, the name of each holder of an outstanding Company Stock Option or Company Debenture, and with respect to each Company Stock Option held by any such holder, the exercise price and number of shares of Company Common Stock for which such Company Stock Option is exercisable and with respect to each Company Debenture held by any such holder, the number of shares of Company Common Stock into which such Company Debenture is convertible as of April 8, 2001. Except as set forth in this Section 3.2(a), the Company has no existing (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company to issue, transfer or sell any shares of capital stock or other equity interest in the Company or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company to repurchase, redeem or otherwise acquire any capital stock of the Company, or (iii) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company. The Company since April 8, 2001, has not issued any shares of Company Common Stock except in connection with the exercise of a Company Stock Option, conversion of a Company Debenture, or exercise of a Purchase Right.

                  (b) All of the issued and outstanding shares of Company Common Stock are, and all shares of Company Common Stock which may be issued pursuant to the exercise of outstanding Company Stock Options, the conversion of outstanding Company Debentures or upon the exercise of Purchase Rights under the Company ESPP will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights or similar rights created by statute, the Articles of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which the Company is bound.

                  (c) The Company does not own, directly or indirectly, any interest in a corporation, limited liability company, partnership or other business organization, and is not obligated to make any capital contribution to or other investment in any other Person.

         Section 3.3 Due Authorization of Transaction; Binding Obligation. The Company has full corporate power and authority to execute and deliver this Agreement and, subject to obtaining the approval and adoption of this Agreement and the Merger by the Company's shareholders to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company (other than the approval and adoption of this Agreement and the Merger by the Company's shareholders). This Agreement has been duly executed and delivered by the Company and this Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. Section 3.4 Non-Contravention. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and will not (a) contravene the Articles of Incorporation or Bylaws or other charter or organizational documents of the Company, (b) conflict with or violate any Applicable Law or Company Permit, or (c) conflict with or result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any benefit, or the creation of any Lien on any of the property or assets of the Company pursuant to any Contract, judgment, decree, order or ruling to which the Company is a party or by which the Company or its assets or properties is bound or affected, except for such contraventions, violations, conflicts, breaches, defaults, rights creation, or Lien creation which individually or in the aggregate, have not had, or are not reasonably likely to have, a Material Adverse Effect.

         Section 3.5 Government Approvals, Consents and Filings. No approval, authorization, consent, order, filing, registration or notification is required to be obtained by the Company from, or made or given by the Company to, any Governmental Authority or any other Person in connection with the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, except for such approvals, authorizations, consents, orders, filings, registrations or notifications of which the failure to obtain is not reasonably likely to have a Material Adverse Effect.

         Section 3.6 Litigation. As of the date hereof, the Company is not engaged in, or a party to, or to the Knowledge of the Company, threatened with, any legal action or other proceeding, at law or in equity, before any Governmental Authority. The Company is not subject to any outstanding judgment, injunction, order or decree of any court or Government Authority to which the Company is a party which adversely affects the operations of the Company.

         Section 3.7 Brokers' Fees. Except for fees payable to WR Hambrecht + Co., LLC, the Company has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Company, Parent or Merger Sub could become liable or obligated. A true and correct copy of the Company's engagement letter with WR Hambrecht + Co., LLC has been provided to Parent.

         Section 3.8 Reports and Financial Information.

                  (a) The Company has filed all forms, reports, proxy statements and documents required to be filed with the SEC pursuant to the Exchange Act since April 8, 1999, including, without limitation, Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 and Quarterly Reports on Form 10-QSB for the quarters ended December 31, 1999, March 31, 2000, September 30, 2000 and December 31, 2000, respectively (all such reports and amendments thereto, collectively, the "Company SEC Reports"), and has previously furnished or made available to Parent true and complete copies of all of the Company SEC Reports filed with the SEC (including any exhibits thereto). As of their respective dates, the Company SEC Reports complied in all material respects with the requirements of the Exchange Act or the Securities Act and the rules and regulations of the SEC promulgated thereunder, as the case may be, applicable to such Company SEC reports, and none of the Company SEC Reports, as of their respective dates (as amended through the date hereof), contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Each of the balance sheets (including the related notes) included in the Company SEC Reports fairly presents the financial position of the Company as of the date thereof, and the other related financial statements (including the related notes) included therein fairly present the results of operations and the changes in cash flows of the Company for the respective periods set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise noted therein and subject, in the case of the unaudited interim financial statements, to (i) normal year end adjustments; and (ii) the permitted exclusion of all footnotes that would otherwise be required by GAAP.

                  (c) The Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the Company or described or referred to in the notes thereto, prepared in accordance with GAAP, except for (i) liabilities or obligations that were so reserved on, or reflected in (including the notes to), the balance sheets included in the Company SEC Reports, (ii) liabilities or obligations arising in the ordinary course of business (including trade indebtedness) since December 31, 2000, and
(iii) liabilities or obligations to WR Hambrecht + Co., LLC, pursuant to the financial arrangements described in Section 3.7, expenses and costs of counsel and other advisers incurred by the Company in connection with the transactions contemplated by this Agreement, and (iv) liabilities or obligations which do not constitute a Material Adverse Effect.

         Section 3.9 Absence of Certain Changes or Events. Since December 31, 2000, the Company has not:

                  (a) taken any of the actions prohibited in Section 5.1 hereof;

                  (b) incurred any material liability, except in the ordinary course of its business, consistent with past practices;

                  (c) made any change in accounting principles except insofar as may have been required by a change in GAAP or Applicable Law; or

                  (d) suffered or incurred any Damages (whether or not covered by insurance) with respect to any of the tangible assets of the Company which have had a Material Adverse Effect.

         Section 3.10 Taxes.

                  (a) The Company has made available to Parent all Tax Returns filed by the Company for all periods ending on or after June 30, 1997 and before the date of this Agreement, and supporting information, claims for refunds of Taxes and any amendments, supplements, or other information supplied to the taxing authorities for all such periods. The Company has filed all Tax Returns required by law to be filed by it prior to the date of this Agreement, and such Tax Returns are true, complete and correct in all material respects. The Company has paid or made adequate provision in accordance with GAAP in the financial statements included in the Company SEC Reports for the payment of all material Taxes which have accrued or have become payable. All Taxes that the Company has been required to withhold or to collect have been duly withheld or collected and all withholdings and collections either have been duly and timely paid over to the appropriate Governmental Authorities or are, together with the payments due or to become due in connection therewith, duly reflected on the financial statements of the Company. There are no audits, examinations, administrative proceedings or court proceedings, pending or proposed with regard to any Taxes or Tax Returns filed by the Company. The Company has not given or been requested to give waivers or extensions of any statute of limitations relating to the filing of Tax Returns or the assessment of Taxes for which the Company may have any undisclosed liability, except for any waiver or extension which has expired or any extensions resulting from the filing of a Tax Return after its original due date in the ordinary course of business. To the Knowledge of the Company no claim has ever been made by any Governmental Authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. The Tax Returns of the Company have not been audited by the IRS (or the appropriate statute of limitations has expired) for any fiscal years through the fiscal year ending June 30, 2000.

                  (b) The Company (i) is not a party to any agreement providing for the allocation, payment or sharing of Taxes between the Company, on the one hand, and any Third Party, on the other hand; (ii) does not have an application pending with respect to any Tax requesting permission for a change in accounting method; (iii) has not filed a consent to the application of Code Section 341(f) or any similar state or local tax elections; (iv) has no liability for Taxes for any Person (other than the Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign income tax law), as transferee, successor, by contract or otherwise; and (v) has maintained its records with respect to Taxes in a commercially reasonable manner.

                  (c) Section 3.10 of the Company's Disclosure Letter lists (i) all Tax Returns required to be filed within 45 days after the date of this Agreement, and (ii) all states where the Company files income or franchise Tax Returns.

         Section 3.11 Employee Matters.

                  (a) Company Employee Plans.

                           (i)  Section  3.11(a)  of  the  Company's  Disclosure
Letter sets forth a true and complete list of each Company Employee Plan. A true and correct copy of each Company Employee Plan as currently in effect and, if applicable, the most recent annual report, summary plan description, trust agreement and any determination letter issued by the IRS for each Company Employee Plan have been delivered to or will be made available for review by Parent.

                           (ii) None of the Company  Employee  Plans promises or
provides retiree medical or other retiree welfare benefits to any Person other than coverage mandated by applicable law or benefits, the full cost of which is borne by the retiree.

                           (iii)  The  Company  has  complied  in  all  material
respects with ERISA, the Code and all laws and regulations applicable to the Company Employee Plans, and each Company Employee Plan has been maintained and administered in material compliance with its terms.

                           (iv) Each Company  Employee  Plan intended to qualify
under Section 401(a) of the Code has been determined by the IRS to so qualify pursuant to a favorable determination letter after January 1, 1989, and each trust maintained pursuant thereto has been determined by the IRS to be exempt from taxation under Section 501 of the Code. Nothing has occurred to the Knowledge of the Company which may reasonably be expected to impair such determination of any Company Employee Plan and its related trust.

                           (v) No  Company  Plan is covered by Title IV of ERISA
or Section 412 of the Code. No fact or event exists which could give rise to any liability under Title IV of ERISA or Section 412 of the Code.

                           (vi) With respect to each Company Employee Plan:

                                    (1) no prohibited  transactions  (as defined
in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which a statutory, administrative or class exemption is not available; and

                                    (2) no action or claims  (other than routine
claims for benefits made in the ordinary course of Company Employee Plan administration for which Company Employee Plan administrative review procedures have not been exhausted) are pending or, to the Knowledge of the Company, threatened or imminent against or with respect to any Company Employee Plan, any employer who is participating (or who has participated) in any Company Employee Plan or any fiduciary (as defined in Section 3(21) of ERISA), of the Company Employee Plan.

                           (vii)  All  of the  Company  Employee  Plans,  to the
extent applicable, are in compliance in all material respects with the continuation of group health coverage provisions continued in Section 4980B of the Code and Sections 601 through 608 of ERISA ("COBRA"). The Company does not maintain or contribute to any plan that provides health benefits to an employee after the employee's termination of employment or retirement except as required under COBRA.

                           (viii)  All  reports,   forms  and  other   documents
required to be filed with any Government Authority or furnished to employees, former employees or beneficiaries with respect to any Company Employee Plan (including summary plan descriptions, Forms 5500 and summary annual reports) have been timely filed and finished and are accurate.

                           (ix) The Company has made all  contributions  due and
payable as of or prior to the date hereof to the Company Employee Plans for all periods ending prior to the date hereof.

                           (x) All  insurance  premiums due and payable as of or
prior to the date hereof for insurance coverages under the Company Employee Plans have been paid in full, subject only to normal retrospective adjustments in the ordinary course, with regard to the Company Employee Plans for plan years ending on or before the Closing Date.

                           (xi) All expenses and liabilities  relating to all of
the Company Employee Plans have been, and will on the Closing Date be, fully and properly accrued on the Company's books and records and disclosed in accordance with GAAP and in the financial statements of the respective Company Employee Plans.

                           (xii) Each of the  Company  Employee  Plans  provides
that it may be amended or terminated at any time and, except for benefits protected under Section 411(d) of the Code, all benefits payable to current, terminated employees or any beneficiary may be amended or terminated by Parent or the Company at any time without liability.

                           (xiii) The Company does not have  liability nor is it
threatened with any liability (whether joint or several) (1) for any excise tax imposed by Sections 4971, 4975, 4976, 4977 or 4979 of the Code, or (2) to a fine under Section 502 of ERISA.

                           (xiv) There are no negotiations, demands or proposals
which are pending or have been made which concern matters now covered, or that would be covered, by the type of agreement required to be listed in Section 3.11(a) of the Company's Disclosure Letter.

                  (b) Employees. The employment of each Employee is terminable by the Company at will. The Company is not a party to, nor is it bound by any employment agreement. Section 3.11(b) of the Company's Disclosure Letter sets forth the aggregate accrued vacation pay of the Employees as of March 31, 2001.

         Section 3.12 Material Contracts.

                  (a) Section 3.12(a) of the Company's Disclosure Letter includes a list of the following agreements, Contracts or other instruments in effect and binding upon the Company (including all amendments thereto) (collectively, the "Material Contracts"): (i) agreements, Contracts or other instruments which have been filed by the Company with the SEC pursuant to the requirements of the Exchange Act as "material contracts"; (ii) agreements, Contracts or other instruments which are required to be filed by the Company with the SEC pursuant to the requirements of the Exchange Act as "material contracts" and have not been filed; (iii) each Company Employee Plan; (iv) any agreement or indenture relating to the borrowing of money in excess of $150,000 in principal amount or mortgaging, pledging or otherwise placing a Lien (other than a Permitted Lien) on any portion of the Company's assets to secure an obligation in excess of $150,000 in principal amount; (v) guaranty of any obligation for borrowed money in excess of $150,000 in principal amount; (vi) all of the leases, subleases, licenses and other material agreements relating to or constituting real property; (vii) any lease or agreement under which it is lessee of or holds or operates any personal property owned by any other party with annual payments of at least $150,000; (viii) contract or group of related contracts with the same party for the supply of wine to any Person or providing for deliveries extending beyond December 31, 2001 with annual payments in excess of $150,000; (ix) any contract or group of related contracts with the same party for the purchase of goods (including grapes or bulk wine), inventories, supplies or services, under which the undelivered balance of such goods, inventories, supplies or services has a purchase price in excess of $150,000; (x) any contract or group of related contracts with the same party for the sale of products or services in an amount in excess of $150,000; (xi) manufacturer's representative, sales agency and distribution contracts and agreements that have a term of one year or more and are not terminable by the Company on notice of six months or less without penalty; (xii) contracts and agreements prohibiting or materially restricting the ability of the Company to compete in any geographic area with any Person, other than (A) distribution (including independent sales representative) contracts and agreements that have a term of less than one year or are terminable by the Company on notice of six months or less without penalty, and, in each case, which are not material to the Company and (B) supplier and customer agreements relating to non-disclosure of confidential information of the other party which are not material to the Company; (xiii) any other contract or commitment involving the payment by or to the Company of $150,000 or more (whether in cash or other assets) in any twelve month period or more (whether in cash or other assets) than $150,000 in the aggregate over the life of the contract; (xiv) stockholder, voting trust or similar contracts and agreements relating to the voting of shares or other equity or debt interests of the Company known to the Company; or (xv) joint venture agreements, partnership agreements and other similar contracts and agreements involving a sharing of profits and expenses. The Company has made available to Parent, prior to the date hereof, true, correct and complete copies in all material respects of each such Material Contract. To the Knowledge of the Company, the representations made in this
Section 3.12(a) would also be true and correct if the references to $150,000 in this Section 3.12(a) were reduced to $50,000, so long as Material Contracts for the purchase or sale of grapes and wine are not included.

                  (b) (i) The Company has not breached, is not in default under, and has not received written notice of any breach of or default under (or, would be in default, breach or violation with notice or lapse of time, or both), any Material Contract, (ii) to the Knowledge of the Company, no other party to any of the Material Contracts has breached or is in default of any of its obligations thereunder, and (iii) each of the Material Contracts is in full force and effect, and will continue to be in full force and effect following consummation of the transactions contemplated hereby, except in any such case for breaches, defaults or failures that in the aggregate do not have a Material Adverse Effect.

         Section 3.13 Regulatory Compliance.

                  (a) The Company is in compliance with all Applicable Laws, except for instances of non-compliance that individually or in the aggregate have not had a Material Adverse Effect. The Company has not received from any Governmental Authority any written notice alleging any violation of Applicable Laws, except for instances of non-compliance that individually or in the aggregate have not had a Material Adverse Effect, or claiming any liability of the Company as a result of any such alleged violation which is reasonably likely to have a Material Adverse Effect.

                  (b) The Company holds all permits, licenses, variances, exemptions, consents, certificates, orders and approvals from Governmental
Authorities which are necessary to the operation of the Company as it is now being conducted (collectively, the "Company Permits"). The Company is in compliance with the terms of the Company Permits, except for failures to comply which have not had a Material Adverse Effect. The Company has not received written notice that any Company Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and to the Knowledge of the Company there is no reasonable basis for any such termination, modification or nonrenewal. Section 3.13(b) of the Company's Disclosure Letter sets forth a complete and accurate listing of all of the Company Permits issued to, possessed by, or otherwise in effect with respect to the Company.

                  (c) The subject matters of Sections 3.5, 3.6, 3.8, 3.10, 3.11, 3.15, 3.16, 3.18, 3.20 and 3.22 are excluded from the provisions of this Section 3.13.

         Section 3.14 Real Property.

                  (a) Section 3.14(a) of the Company's  Disclosure  Letter lists
(i) all leases entered into by the Company for any real property to which the Company is a party as a lessee as of the date hereof (the "Lease Agreements"), setting forth in the case of any such lease, the location of such real property and (ii) all real properties to which the

Company owns fee simple title (the "Owned Real Property"), setting forth the legal description of each such Owned Real Property. To the knowledge of the Company, (iii) the Company has good and marketable title to all of its Owned Real Property and valid leasehold interests of record in and to all real property that is the subject of the Lease Agreements (the "Leased Real
Property"), and (iv) neither the Owned Real Property nor the Leased Real Property is subject to any rights of any other Person or entity that are superior to such interests of the Company, other than easements of record and the matters set forth in Section 3.14(a) and Section 3.14(b) of the Company's Disclosure Letter provided that these items in the Disclosure Letter do not materially interfere with the present use or occupation of the Owned Real Property or Leased Real Property.

                  (b) Each of the Lease Agreements is in full force and effect and constitutes a valid and binding obligation of the Company. To the Knowledge of the Company, no default of the landlord or the Company has occurred under any Lease Agreement nor has any event occurred which, with the giving of notice or the passage of time or both, would constitute a default of the landlord or the Company thereunder. The Company has not received any written notice alleging that the Company is in default under any Lease Agreement.

                  (c) The Company has received no written notice that any entity or governmental authority considers the operation, use or ownership of the Owned Real Property or the Leased Real Property to have violated any zoning, land use or similar laws, ordinances, rules, regulations or administrative interpretations applicable thereto, or that any investigation has been commenced regarding such possible violation. To the Knowledge of the Company, and except as noted in the Company's Disclosure Letter, the present use and operation of the Owned Real Property and the Leased Real Property is in compliance with all existing zoning, land use and similar laws, ordinances, rules, regulations or administrative interpretations applicable thereto.

                  (d) No condemnation or eminent domain proceeding against any part of the Owned Real Property or Leased Real Property is pending or, to the Knowledge of the Company, threatened.

                  (e) All operating facilities located on the Owned Real Property and the Leased Real Property are supplied with utilities and other services, assuming the operation of such utilities, in such amounts as are reasonably necessary for the current operation of such facilities, including gas, electricity, water, waste water, irrigation, drainage, and similar reasonably required services.

         Section 3.15 Intellectual Property.

                  (a) Attached as Section 3.15(a) of the Company's Disclosure Letter is a list of each material Proprietary Asset owned by or licensed to the Company which is necessary or required for the operation of the business of the Company as currently conducted, together with a designation of ownership. The Company is, or upon consummation of the transactions contemplated hereby will be, the owner of all right, title and interest in and to each such Proprietary Asset or has the right to use each such Proprietary Asset as required to conduct its business as now operated. No registration of a Proprietary Asset listed on Section 3.15(a) of the Company's Disclosure Letter has expired, been cancelled or abandoned. None of the past or present Employees, officers, directors or shareholders of the Company have any ownership rights in any of the Proprietary Assets.

                  (b) All registered trademarks listed in Section 3.15(a) of the Company's Disclosure Letter are registered, solely in the name of the Company,
(i) on the Principal or Supplemental Register of the United States Patent and Trademark Office, and (ii) with the appropriate foreign authorities necessary for protection of the trademarks in all foreign markets where the Company's trademarks are used, and each registration is valid, in full force and effect, and enforceable.

                  (c) To the Knowledge of the Company, the Company is not infringing, and has not at any time infringed or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement of, any Proprietary Asset owned or used by any other Person. To the Knowledge of the Company, no other Person is infringing any Proprietary Asset owned or used by the Company.

                  (d) The Company has not licensed or sublicensed any party to use any of the Proprietary Assets identified in Section 3.15(a) of the Company's Disclosure Letter.

                  (e) There are no judgments, decrees or orders pending against or affecting any Proprietary Asset owned or used by the Company.

         Section 3.16 Environmental Matters.

                  (a)  The  operations  of the  Company  have  been  and  are in compliance in all material respects with all applicable Environmental Laws, including without limitation the possession of and compliance with all permits, licenses, authorizations and approvals required under applicable Environmental Laws. There are, and have been, no past or present events, conditions, circumstances, activities, practices, incidents or actions which could reasonably be expected to interfere with or prevent continued compliance with any applicable Environmental Law in any material respect.

                  (b) The Company has not received any written complaint, claim, notice or request for information concerning any violation, or any liability under, any applicable Environmental Laws during the past seven years.

                  (c) There are no writs, injunctions, decrees, orders or judgments outstanding, relating to compliance by the Company with, or liability of the Company under, any applicable Environmental Laws.

                  (d) There are no environmental liens, declarations or deed restrictions affecting the properties of the Company.

                  (e) No Hazardous Substances have been stored or otherwise held or released on, under or about any properties owned by, leased by or leased to, or operated by the Company during the Company's period of ownership, lease or operation of the property, and to the Knowledge of the Company, no Hazardous Substances had been stored or otherwise held or released on, under or about any properties owned by, leased by or leased to, or operated by the Company prior to the Company's period of ownership, lease or operation of the property.

                  (f) No underground storage tanks currently exist or, to the Knowledge of the Company, have existed on any properties currently owned by, leased by or leased to, or operated by the Company. No underground storage tanks existed on any properties previously owned by, leased by or leased to, or operated by the Company during the Company's period of ownership, lease, or operation of the property, and to the Knowledge of the Company, no underground storage tanks existed on any properties previously owned by, leased by or leased to, or operated by the Company prior to the Company's period of ownership, lease, or operation of the property.

                  (g) The Company (i) has not disposed of or buried any Hazardous Substances located in or on any properties currently or previously owned by, leased by or to, or operated by the Company, nor have any been released except in full compliance with all applicable Environmental Laws; (ii) has not received any written notice from any Person or entity alleging that the Company has disposed of any Hazardous Substance on any properties currently or previously owned by, leased by or to, or operated by the Company; or (iii) has not disposed of any Hazardous Substance on third-party sites in violation of any Environmental Law or incurred any liability for the unlawful generation, treatment, storage or disposal, of Hazardous Substances.

         Section 3.17 Title to and Condition of Assets.

                  (a) Section 3.17 of the Company's Disclosure Letter lists all leases entered into by the Company for any personal property to which the Company is a party as a lessee ("Leased Personal Property").

                  (b) The assets as reflected in the balance sheet included in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2000, and the Leased Personal Property constitute all of the assets held for use or used primarily in connection with the business of the Company and are adequate to carry on the business of the Company as currently conducted other than those assets that have been disposed of in the ordinary course of business consistent with past practice. All of the tangible personal property used in the operation of the business of the Company is in good operating condition and repair, except for ordinary wear and tear. Except for any Leased Personal Property, the Company has legal title to each of its tangible personal property assets, free and clear of any Lien, other than Permitted Liens.

                  (c) Each lease for Leased Personal Property is in full force and effect and constitutes a valid and binding obligation of the Company, except to the extent failure to constitute a valid and binding obligation would not reasonably be expected to have a Material Adverse Effect. No default of the Company has occurred under any such leases nor has any event occurred which, with the giving of notice or the passage of time or both, would constitute a default of the Company thereunder, except to the extent that any such default would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, there is no pending or, to the Knowledge of the Company, threatened action that would interfere with the quiet enjoyment of such leaseholds by the Company.

         Section 3.18 Product Recall. The Company has not, for the past three years, recalled any products made, bottled, distributed or sold by the Company and it is not now nor has it ever been under any obligation to do so, and there is no reasonable basis known to the Company for any such recall.

         Section 3.19 Grape Vines. The grape vines on the vineyard portion of the Owned Real Property and Leased Real Property are in good condition, and free in all material respects of disease, infestation or other defects.

         Section 3.20 Labor Matters.

                  (a) The Company is not a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization and has not received written notice of any proposed union certification or recognition election with respect to the Company, nor is the Company the subject of any proceeding asserting that Company has committed an unfair labor practice pending, or, to the Knowledge of the Company, threatened before the National Labor Relations Board or any court of law or is seeking to compel the Company to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of the Company, threatened, nor has there been for the past five years, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving the Company.

                  (b) The Company is in compliance with all Applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, except for instances of non-compliance that individually or in the aggregate have not had a Material Adverse Effect. There are no charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, color, religion, national origin, sexual preference, disability, handicap or veteran status) pending or, to the Knowledge of the Company, threatened before the Equal Employment Opportunity Commission or any federal, state or local agency or court against the Company.

         Section 3.21 Opinion of Financial Advisor. The Company has received the opinion of WR Hambrecht + Co., LLC, to the effect that, as of the date thereof, the Merger Consideration is fair to the holders of the Company Common Stock from a financial point of view.

         Section 3.22 Takeover Statutes. No "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute is applicable to the Merger, except for such statutes or regulations as to which all necessary action has been taken by the Company and its board of directors to permit the consummation of the Merger in accordance with the terms hereof.

         Section 3.23 Insurance. Section 3.23 of the Company's Disclosure Letter sets forth the insurance policies maintained by the Company and their respective coverage and renewal dates. All of such insurance policies are in full force and effect and the Company is not in material default with respect to its obligations under any of such insurance policies. No notice of cancellation or termination or rejection of any claim has been received by the Company with respect to any such policy in the last year. The Company has been covered during the past five years by insurance in scope and amount customary and reasonable for the businesses in which it has been engaged during such period, and, to the Knowledge of the Company, no contractor, lessee or licensee which performed services and/or engaged in the production of wine on behalf of the Company was not or are not covered by insurance in scope and amount customary and reasonable for the business in which they have engaged during such period.

         Section 3.24 Distributor Relations. Section 3.24 of the Company's Disclosure Letter sets forth the Company's five largest customers (measured by revenues) as of February 28, 2001, and the revenues from each such customer and from all customers (in the aggregate) for the eight month period then ended. None of such five largest customers of the Company has advised the Company that it is (x) terminating or considering terminating the handling of its business by the Company (prior to or after the Effective Time) as a whole or in respect of any particular product, or (y) planning to reduce, in any material amount, its future spending with the Company (prior to or after the Effective Time).

         Section 3.25 Suppliers. Section 3.25 of the Company's Disclosure Letter sets forth the Company's five largest suppliers (measured by expense) as of February 28, 2001, and the expense from each such supplier for the eight month period then ended. None of such suppliers of the Company has advised the Company that it is (x) terminating or considering terminating its business with the Company (prior to or after the Effective Time) as a whole or in respect of any particular product, or (y) planning to reduce, in any material amount, its future sales to the Company (prior to or after the Effective Time).

         Section 3.26 Related Party Transactions. No executive officer or director of the Company or, to the Knowledge of the Company, any individual in such officer's or director's immediate family is a party to any agreement, contract, commitment or transaction with the Company or has any interest in any real or personal property used by the Company.

         Section 3.27 No Other Representations or Warranties

                  (a) Except for the representations and warranties contained in this Article III and the Company's Disclosure Letter, neither the Company nor any other Person makes any express or implied representation or warranty on behalf of the Company, and the Company hereby disclaims any such other representation or warranty.

                  (b) In particular, without limiting the foregoing disclaimer, except as stated in this Article III and the Company's Disclosure Letter, no Person makes or has made any representation or warranty to Parent or Merger Sub with respect to (i) any financial projection or forecast relating to the Company or its business or (ii) any oral or written information presented to Parent or Merger Sub during any management presentation including any question and answer session thereto or any oral or written information provided to Parent or Merger Sub in the course of its due diligence investigation of Parent or its business, the negotiation of this Agreement or in the course of the transaction contemplated hereby. Further to the extent that the Company has provided or may provide to Parent or Merger Sub information from any inspection, engineering or environmental report, the Company makes no representations or warranties with respect to the accuracy, completeness or methodology of preparation or otherwise concerning such reports. With respect to any projection or forecast delivered by or on behalf of the Company to Parent or Merger Sub, each of Parent and Merger Sub acknowledges that (i) there are uncertainties inherent in attempting to make such projection and forecasts, (ii) it is familiar with such uncertainties,
(iii) it is taking full responsibility for making its own evaluation of the adequacy and accuracy of all such projections and forecasts so furnished to it and (iv) it shall have no claim against any Person with respect thereto other than a claim for fraud, bad faith or intentional misrepresentation.


                                   ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

         Parent and Merger Sub, jointly each and severally, hereby represent and warrant to the Company, except as set forth in the Parent's SEC Reports or the Parent's Disclosure Letter:

         Section 4.1 Due Incorporation. Each of the Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to carry on its business as it is now being conducted and to own, operate or lease all of its properties and assets. True and complete copies of the Certificate of Incorporation or Articles of Incorporation and Bylaws of the Parent and Merger Sub with all amendments and restatements thereto through the date hereof have been provided to the Company prior to the date hereof.

         Section 4.2 Due Authorization of Transaction; Binding Obligation. Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Parent and Merger Sub have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub; this Agreement has been duly executed and delivered by Parent and Merger Sub and is the valid and binding obligation of Parent and Merger Sub enforceable in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. No further approval by the board of directors, shareholders or other security holders of Parent or Merger Sub is required for the execution, delivery and performance of this Agreement by Parent or Merger Sub, including without limitation the consummation of the Merger.

         Section 4.3 Non-Contravention. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated hereby do not and will not (a) contravene the Certificate of Incorporation or Bylaws or other charter or organizational documents of Parent or Merger Sub, (b) conflict with or violate any Applicable Law, and (c) conflict with or result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any material benefit, or the creation of any Lien on any of the property or assets of the Parent and each of its subsidiaries pursuant to any Contract, judgment, decree, order or ruling to which Parent and each of its subsidiaries is a party or by which it or any of its assets or properties is bound or affected, except for such contraventions, violations, conflicts, breaches, defaults, rights creation or Lien creation which individually or in the aggregate have not had, or is not reasonably likely to have a Parent Material Adverse Effect.

         Section 4.4 Government Approvals, Consents, and Filings. No approval, authorization, consent, order, filing, registration or notification is required to be obtained by Parent or any of its subsidiaries from, or made or given by Parent or any of its subsidiaries to, any Governmental Authority or other Person in connection with the execution, delivery and performance of this Agreement by Parent or any of its subsidiaries and the consummation of the transactions contemplated hereby, except for such approvals, authorizations, orders, filings, registrations or notifications of which the failure to obtain, individually or in the aggregate, is not reasonably likely to have a Parent Material Adverse Effect.

         Section 4.5 Litigation. As of the date hereof, Parent and Merger Sub are not engaged in, or a party to, or threatened with, any legal action or other proceeding before any Governmental Authority, which seeks to restrain, materially modify or invalidate the transactions contemplated by this Agreement.

         Section 4.6 Financing. Parent and Merger Sub will have, as and when required, the funds available as is necessary to consummate the transactions contemplated hereby in accordance with the terms hereof.

         Section 4.7 Finder's Fees; Brokers. Neither Parent nor Merger Sub has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.


                                   ARTICLE V
                     CONDUCT OF BUSINESS PENDING THE MERGER

         Section 5.1 Conduct of Business of the Company Pending the Merger. The Company agrees that except as expressly contemplated by this Agreement, or as contemplated by the Company's Disclosure Letter, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time:

                  (a) The business of the Company shall be conducted only in the ordinary and usual course of business and consistent with past practices.

                  (b) The Company shall not without the prior consent of Parent (which consent shall not be unreasonably withheld or delayed) (i) amend its Articles of Incorporation or Bylaws; or (ii) split, combine or reclassify any shares of its outstanding capital stock, declare, set aside or pay any dividend or other distribution payable in cash, stock or property in respect of its capital stock, or directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or other securities.

                  (c) The Company shall not without the prior consent of Parent (which consent shall not be unreasonably withheld or delayed) (i) authorize for issuance, issue, sell, pledge, dispose of, encumber, deliver or agree or commit to issue, sell, pledge, or deliver any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) other than shares of Company Common Stock issued to holders of Company Stock Options or Company Debentures or issued pursuant to the Company ESPP; (ii) acquire, dispose of, transfer, lease, license, mortgage, pledge or encumber any fixed or other assets other than in the ordinary course of business and consistent with past practices; (iii) incur, assume or prepay any material indebtedness, liability or obligation or any other material liabilities or issue any debt securities; (iv) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person in a material amount; (v) make any loans, advances or capital contributions to, or investments in, any other Person; (vi) fail to maintain insurance consistent with past practices for its business; (vii) change any accounting method or practice of the Company except insofar as may be required by a change in GAAP or Applicable Law; (viii) make or enter into any binding commitment for any capital expenditures or related group of capital expenditures in excess of $10,000; (ix) prior to the submission by the Company of its grape and bulk wine purchase plans for calendar year 2001, and the approval of these plans by Parent, the Company will not enter into any grape or bulk wine purchase agreement involving more than $25,000; (x) modify, amend or terminate any Material Contract, except in the ordinary course of business consistent with past practices; (xi) initiate any new product promotions, product discounts or other material price changes, or (xii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

                  (d) The Company shall use its reasonable best efforts to preserve intact its business organization, to keep available the services of its present officers and key Employees, and to preserve the goodwill of those having business relationships with it; provided, however, that no breach of this covenant shall be deemed to have occurred as a result of any matter arising out of the transactions contemplated by this Agreement or the public announcement thereof.

                  (e) The Company shall use reasonable best efforts to prevent any representation or warranty of the Company herein from becoming untrue or incorrect in any material respect.

         Section 5.2 Compensation Plans. During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees that it will not do any of the following without the prior written consent of Parent (which consent shall not be unreasonable withheld or delayed), except as required by Applicable Law or pursuant to existing contractual arrangements.

                  (a) enter into, adopt or amend any Company Employee Plans to materially increase the benefits thereunder;

                  (b) grant or become obligated to grant any increase in the compensation or fringe benefits of directors, officers or Employees (including any such increase pursuant to any Company Employee Plans) or any increase in the compensation payable or to become payable to any officer, except for increases in compensation in the ordinary course of business consistent with past practice, or enter into any contract, commitment or arrangement to do any of the foregoing, except for normal increases and non-stock benefit changes in the ordinary course of business consistent with past practice;

                  (c) make any material change in any Company Employee Plans arrangement or enter into any employment or similar agreement or arrangement with any employee; or

                  (d) enter into or renew any contract, agreement, commitment or arrangement providing for the payment to any director, officer or employee of compensation or benefits contingent, or the terms of which are materially altered in favor of such individual, upon the occurrence of any of the transactions contemplated by this Agreement.

                  (e) Notwithstanding anything to the contrary in this Section 5.2, the Company (i) shall be permitted to pay cash bonuses to its Employees in the ordinary course of business in amounts consistent with past practice and to make any changes to comply with Applicable Law; provided, however, that the Company shall advise Parent of any such payments or changes; and (ii) shall, or cause the plan administrator under the Company ESPP to, (y) amend the terms of the Company ESPP effective as soon as practicable after the execution and delivery of this Agreement such that as of the date hereof there shall be no new Participants (as defined in the Company ESPP) to the plan and no existing Participant shall be allowed to increase his or her rate of participation within the Company ESPP and (z) suspend immediately the Company ESPP following the close of the current Purchase Period (as defined in the Company ESPP).

         Section 5.3 Voting  Agreements.  Concurrently  herewith  certain of the
Company's   shareholders   entered  into  a  Voting  Agreement  with  Parent  in
substantially the form attached hereto as Exhibit A (the "Voting Agreements").

         Section 5.4 No Solicitation.

                  (a) The  Company  shall  not,  and  shall  not  authorize  the
Company's officers, directors, Employees, Affiliates, agents or other representatives (including any investment banker, financial advisor, attorney or accountant retained by it) to, (i) initiate, solicit or knowingly encourage (including by way of furnishing non-public information) or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, an Alternative Transaction, or enter into discussions (except as to the existence of this Section 5.4) or negotiate with any Person for the purpose of facilitating an Alternative Transaction, (ii) agree to, or recommend, any Alternative Transaction, or (iii) enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger.

                  (b) The Company shall promptly notify Parent of all material terms of any proposals for an Alternative Transaction received by the Company or by any officer, director, Employee, agent, investment banker, financial advisor, attorney, accountant or other representative of the Company relating to any of such matters, and if such proposal is in writing, the Company shall promptly deliver or cause to be delivered to Parent a copy of such proposal. The Company shall keep Parent reasonably apprised of the status and material terms of any proposal relating to an Alternative Transaction on a current basis.

                  (c) The Company shall use its reasonable best efforts to cause its directors, officers, Employees, agents and representatives immediately to cease all existing activities, discussions and negotiations with any parties conducted heretofore with respect to any Alternative Transaction and use its reasonable best efforts to ensure that no directors, officers, Employees, agents or representatives, directly or indirectly, undertakes any such activities during the term of this Agreement. If the board of directors of the Company learns of any such action, the Company shall use reasonable best efforts to cause the party or parties undertaking such action to cease such action immediately. The Company shall promptly notify the officers, directors and Employees of the Company and any investment banker or other advisor or representative retained by the Company of the restrictions described in this
Section 5.4.

                  (d) Nothing contained in this Agreement shall prohibit the board of directors of the Company, the Company, and each of its officers, directors, Employees, Affiliates, agents or other representatives (including any investment banker, financial advisor, attorney or accountant retained by the Company) from (i) referring a Third Party to this Section 5.4, (ii) furnishing information to, entering into a confidentiality agreement with, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide proposal by such Person relating to an Alternative Transaction if, and only to the extent that
(A) the board of directors of the Company, after consultation with the Company's financial advisors, believes in good faith that such proposal could lead to a Superior Proposal and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such Person the Company provides written notice to Parent to the effect that it is furnishing information to, or entering into discussions or negotiations with, such Person, (iii) complying with Rule 14e-2 promulgated under the Exchange Act or making such disclosure to the Company's shareholders as, in the good faith determination of the Company's board of directors, is required by Applicable Law, (iv) recommending a Superior Proposal, provided, that the terms of Section 5.4(e) are met, or (v) entering into an agreement or understanding with respect to a Superior Proposal, provided, that the terms of Section 5.4(f) are met.

                  (e) The Company agrees that neither the board of directors of the Company nor any committee thereof will (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Parent, the recommendation of the board of directors of the Company with respect to the Merger or (ii) approve or recommend, or propose publicly to approve or recommend, any Alternative Transaction. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, if, prior to the Effective Time, (x) in response to a bona fide unsolicited proposal with respect to an Alternative Transaction (including following any actions permitted by paragraph
(d)), the board of directors of the Company determines, in its good faith judgment taking into account the advice of its financial advisor and outside counsel, that such proposal is a Superior Proposal, or (y) under circumstances not related to an Alternative Transaction, the Company's board of directors, after consultation with outside counsel, determines in good faith that failure to take such action would breach its fiduciary duties to the Company's shareholders under Applicable Law, the board of directors of the Company may (subject to this and the following sentences) take any or all of the actions described in the preceding sentence; provided, that the Company shall immediately inform Parent orally and in writing of the material terms and conditions of such Alternative Transaction and the identity of the Person making it, or such other circumstances, and if any Alternative Transaction is in writing, the Company shall immediately deliver a copy thereof to Parent, if the Company has not already done so pursuant to Section 5.4(b). Nothing in this
Section 5.4(e) shall in any way limit or otherwise affect Parent's right to terminate this Agreement pursuant to Section 8.1. Any withdrawal or modification of the recommendation of the board of directors of the Company shall not change the approval of the board of directors of the Company for purposes of causing any state takeover statute or other state law to be inapplicable to the transactions contemplated hereby, including the Merger.

                  (f) Notwithstanding any other provision of this Agreement, if, prior to the Effective Time, in response to a bona fide unsolicited proposal with respect to an Alternative Transaction (including following any actions permitted by paragraph (d)), if the board of directors of the Company determines, in its good faith judgment taking into account the advice of its financial advisor and outside counsel, that such proposal is a Superior Proposal, the board of directors of the Company may (subject to this and the following sentence) terminate this Agreement; provided, that the Company gives Parent at least two Business Days prior written notice of its intention to terminate this Agreement, during which two Business Day or longer period, the Company if requested by Parent engages in good faith negotiations with Parent with respect to such changes as Parent may propose to the terms of this Agreement. Nothing in this Section 5.4(f) shall in any way limit or otherwise affect Parent's right to terminate this Agreement pursuant to
Section 8.1.

         Section 5.5 Conduct of Business by Parent and Merger Sub Pending the Merger. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Parent and Merger Sub shall not engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to delay the consummation of, or otherwise adversely affect, any of the transactions contemplated by this Agreement.


                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

         Section 6.1 Shareholder Approvals. The Company shall promptly call a meeting of its shareholders (the "Shareholder Meeting") for the purpose of obtaining the approval and adoption of this Agreement and the Merger. The Shareholder Meeting shall be held as soon as practicable following the date upon which the Proxy Statement becomes effective, and the Company will, through its board of directors (except to the extent that the board of directors of the Company would otherwise be allowed to withdraw or modify its recommendation pursuant to Section 5.4(e)) recommend to its shareholders the approval and adoption of this Agreement and the Merger.

         Section 6.2 Proxy Statement.

                  (a) The Company shall prepare and file with the SEC a preliminary Proxy Statement relating to the Merger and this Agreement, and use its reasonable best efforts (x) to obtain and furnish the information required to be included by Applicable Law in the preliminary Proxy Statement and, after consultation with Parent, to respond promptly to any comments made by the SEC with respect to the Proxy Statement, and (y) to cause the Proxy Statement and any amendment or supplement thereto, to be mailed to its shareholders, provided, that the Company (1) will promptly notify Parent of its receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements of the Proxy Statement or for additional information;
(2) will promptly provide Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger and
(3) will not amend or supplement the Proxy Statement without first consulting with Parent and its counsel, and (z) to obtain the necessary approvals of the Merger and this Agreement by its shareholders to the extent required by the California Code.

                  (b) The Company shall prepare and revise the Proxy Statement so that, at the date mailed to Company shareholders and at the time of the Shareholder Meeting, the Proxy Statement will (x) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order that the statements made therein, in light of the circumstances under which they are made, are not misleading (except that the Company shall not be responsible under this clause (b) with respect to statements made therein based on information supplied by Parent or Merger Sub expressly for inclusion in the Proxy Statement), and (y) comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

                  (c) The Company shall include in the Proxy Statement (except to the extent that the or board of directors of the Company would otherwise be allowed to withdraw or modify its recommendation pursuant to Section 5.4(e)) the recommendation of such Board that shareholders of the Company vote in favor of the approval of the Merger and the adoption of this Agreement.

                  (d) Parent shall furnish to the Company such information concerning itself and Merger Sub, for inclusion in the Proxy Statement, as may be requested by the Company and required to be included in the Proxy Statement. Such information provided by Parent and Merger Sub in writing expressly for inclusion in the Proxy Statement will not, at the date the Proxy Statement is filed with the SEC, and mailed to Company shareholders and (including any corrections or modifications made by Parent or Merger Sub to such information) at the time of the Shareholder Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order that the statements made therein, in light of the circumstances under which they were made, are not misleading.

                  (e) Parent shall vote or cause to be voted all shares of Company Common Stock beneficially owned by Parent or Merger Sub, or which Parent or Merger Sub have the power to vote or direct the vote of in favor of, adoption of the Merger and the Merger.

         Section 6.3 Access to Information; Confidentiality.

                  (a)  Upon  reasonable   notice  and  subject  to  restrictions
contained in confidentiality agreements to which such party is subject, the Company shall afford to the officers, Employees, accountants, counsel and other representatives of Parent reasonable access, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records. The Company shall furnish promptly to the Parent all information concerning its business, properties and personnel as Parent may reasonably request, and the Company shall make available to Parent the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as Parent may reasonably request. Prior to the Closing, at the request of Parent, the Company will deliver to Parent an unaudited balance sheet as of the most recent month ending at least 15 Business Days prior to the then scheduled Closing Date and the related financial statements for such month. Subject to Section 6.3(b), Parent shall keep such information confidential in accordance with the terms of the letter agreement, dated February 16, 2001 (the "Confidentiality Agreement") between Parent and the Company. Neither Parent nor the Company shall disclose to any sales representatives, distributors, brokers, customers, suppliers or Employees of the Company any information concerning the transactions contemplated by this Agreement without the prior written consent of the other party.

                  (b) The Company agrees that Parent may use, and the Company shall deliver, such consents of the Company and shall request the Company's outside public accountants to deliver such consents as may be reasonably requested by Parent to the use of the financial and other information provided pursuant to Section 6.3(a); provided that the Company shall have the right, not to be unreasonably withheld, to consent in advance to the public disclosure by Parent of the Company's confidential information.

                  (c) The Company and Parent shall file all reports required to be filed by each of them with the SEC between the date of this Agreement and the Effective Time and shall deliver to the other party copies of such reports promptly after the same are filed. Such reports will comply in all material respects with the requirements of the Exchange Act or the Securities Act and the rules and regulations promulgated thereunder, as applicable, and none of such reports, as of their respective dates, will contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 6.4 Consents; Approvals.

                  (a) The Company and Parent shall coordinate and cooperate with one another and shall each use their reasonable best efforts to promptly obtain (and shall each refrain from taking any willful action that would impede obtaining) all consents, waivers, approvals, authorizations or orders (including, without limitation, all rulings, decisions or approvals by any Governmental Authority), and the Company and Parent shall each use their reasonable best efforts to promptly make all filings (including, without limitation, the pre-merger notification filings required under the HSR Act, and all other filings with Governmental Authorities), required in connection with the authorization, execution and delivery of this Agreement by the Company and Parent and the consummation by them of the transactions contemplated hereby.

                  (b) Each party hereby agrees to use its reasonable best efforts to file the premerger notification report, and all other documents to be filed in connection therewith, required by the HSR Act and the Premerger Notification Rules promulgated thereunder with the United States Federal Trade Commission and the United States Department of Justice as soon as practicable following the date hereof, but in any event within five days following the date hereof. Each party shall respond promptly to any request for additional information that may be issued by either Federal Trade Commission or Department of Justice and shall use reasonable best efforts to assure that the waiting period required by the HSR Act has expired or been terminated prior to the date that is 30 days after such filing.

                  (c) The Company and Parent shall furnish all information required to be included in any Proxy Statement, or for any application or other filing to be made pursuant to the rules and regulations of any Governmental Authority in connection with the transactions contemplated by this Agreement. Except where prohibited by applicable statutes and regulations, and subject to the Confidentiality Agreement, each party shall coordinate with one another in preparing and exchanging such information, and shall promptly provide the other (or its counsel) with copies of all filings, presentations or submissions made by such party with any Governmental Authority in connection with this Agreement or the transactions contemplated hereby. Each of Parent and Company shall promptly make all necessary filings with Governmental Authorities and shall promptly provide the other party with copies of filings made by such party between the date hereof and the Effective Time.

         Section 6.5 Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of
(i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty contained in this Agreement to be materially untrue or inaccurate and (ii) any failure of the Company, Parent or Merger Sub, as the case may be, to materially comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.5 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice and further provided that failure to give such notice shall not be treated as a breach of a covenant hereunder unless the failure to give such notice results in material prejudice to the other party.

         Section 6.6 Further Assurances. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

         Section 6.7 Public Announcements. Parent and the Company shall consult with each other before issuing any press release with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law or the NASD or the NYSE if it has used reasonable best efforts to consult with the other party.

         Section 6.8 Conveyance Taxes. Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications, or other documents regarding any real property transfer or gains, sales, use, transfer, value added,

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


stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time.

         Section 6.9 Director and Officer Liability.

                  (a) For a period of six years after the Effective Time, Parent will, and will cause the Surviving Corporation to, indemnify and hold harmless (and make advances as incurred to) the present and former officers and directors of the Company in respect of acts or omissions occurring at or prior to the
Effective Time to the extent provided under the Company's Articles of Incorporation and Bylaws in effect on the date hereof.

                  (b) Parent will and will cause the Surviving Corporation to perform any indemnification agreements between the Company and any of its directors, officers and Employees in force as of immediately prior to the Effective Time.

                  (c) For a period of six years after the Effective Time, Parent shall cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by the Company for the benefit of those Persons who are covered by such policies at the date hereof or the Effective Time (or Parent and/or the Surviving Corporation may substitute therefor policies of at least the same coverage with respect to matters occurring prior to the Effective
Time); provided, that the Parent and/or the Surviving Corporation shall not be required to pay an annual premium in excess of two hundred percent (200%) of the last annual premium paid by the Company prior to the date hereof which is set forth in Section 3.23 of the Company's Disclosure Letter and if the Surviving Corporation is unable to obtain the insurance required by this Section 6.9(c) it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

                  (d) The provisions of this Section 6.9 are intended for the benefit of, and may be enforced by, each Person entitled to indemnification under this Section 6.9.

         Section  6.10  Action  by Parent  and  Company's  Boards.  Prior to the
Effective Time, the boards of directors of Parent and the Company shall each comply as applicable with the provisions of the SEC's no-action letter dated January 12, 1999 addressed to Skadden, Arps, Slate, Meagher and Flom LLP relating to Section 16(b) of the Exchange Act.

         Section 6.11 Employee Benefits.

                  (a) Parent agrees that all Employees of the Company other than the Company's current directors who continue employment with Parent, the Surviving Corporation or any subsidiary thereof after the Effective Time (the "Continuing Employees") shall be provided such employment on terms and conditions that, in the aggregate, substantially as favorable as provided by the Company as of the Effective

Time with respect to wages and salaries, provided, that the Company has not otherwise breached Section 5.2 hereof with respect to increases in wages and salaries.

                  (b) As of the Effective Time through the period ending February 28, 2002, Parent shall, or shall cause the Surviving Corporation to, establish and maintain compensation and benefit plans and arrangements for Continuing Employees that, in the aggregate, are no less favorable than those currently provided by the Company to the Continuing Employees as of the Effective Time (excluding any stock options or other stock-based compensation), except as required by Applicable Law. From and after March 1, 2002, and until February 28, 2004, Parent shall, or shall cause the Surviving Corporation to, treat Continuing Employees no less favorably than employees of Parent, in the aggregate, who are in comparable positions and at comparable locations and shall give each Continuing Employee past service credit under its compensation and benefit plans and arrangements and for all employee benefits purposes for service with the Company prior to the Effective Time as if such service had been with Parent; provided, that such credit for past service with the Company shall be solely for purposes of vesting and eligibility, but not benefit accrual. Parent shall honor, or cause the Surviving Corporation to honor, in accordance with their terms and bear any cost associated with all employee benefit obligations to current and former Employees of the Company accrued as of the Effective Time. Through February 28, 2002, Parent agrees to provide, or cause the Surviving Corporation to provide, to Continuing Employees the currently provided coverage under the Company's existing medical, dental and health plans or under comparable plans or arrangements. Parent agrees that the Surviving Corporation shall be responsible for providing all legally-mandated continuation coverage for Continuing Employees and their covered dependents who experience a loss of coverage due to a "qualifying event" (within the meaning of Section 603 of ERISA) which occurs at any time on or after the Effective Time. Nothing in this Section 6.11 is intended to create any employment obligation other than as employees at will who may be terminated with or without cause.

         Section 6.12 Payment of Accrued Bonuses. As of the Effective Time, the annual bonus for the fiscal year ending June 30, 2001, for each Employee shall accrue in full and be payable by the Company to the extent not previously paid by the Company. Parent shall cause the Surviving Corporation to pay such bonuses as soon as practicable after the Effective Time.


                                  ARTICLE VII
                            CONDITIONS TO THE MERGER

         Section 7.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

                  (b) HSR Act. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and any other applicable waiting period under any other premerger notification statute of a foreign jurisdiction, to the extent material, has either expired or been terminated.

                  (c) Shareholder Approval. This Agreement and the Merger shall have been approved and adopted by the shareholders of the Company.

         Section 7.2 Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Effective Time (except (i) for changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date (subject to the qualifications in clause (iii) below)); and (iii) where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" or "Knowledge of the Company" set forth therein) would not have a Material Adverse Effect) with the same force and effect as if made on and as of the Effective Time, and Parent and Merger Sub shall have received a certificate to such effect signed by the President and Chief Financial Officer of the Company.

                  (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent and Merger Sub shall have received a certificate to such effect signed by the President and Chief Financial Officer of the Company.

                  (c) Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

         Section 7.3 Additional Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct on and as of the Effective Time (except (i) for changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date), and the Company shall have received a certificate to such effect signed by the President and Chief Financial Officer of Parent.

                  (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and the Company shall have received a certificate to such effect signed by the President and Chief Financial Officer of Parent.


                                  ARTICLE VIII
                                   TERMINATION

         Section 8.1  Termination.  This Agreement may be terminated at any time
prior  to  the  Effective  Time,   notwithstanding   approval   thereof  by  the
shareholders of the Company:

                  (a) by mutual written consent duly authorized by the boards of directors of Parent and the Company; or

                  (b) by either Parent or the Company, if the Merger shall not have been consummated by September 28, 2001 (the "Final Date"), (provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement); or

                  (c) by either Parent or the Company, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action, in each case having become final and non-appealable, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, except if the party relying on such order, decree or ruling or other action has not complied with its obligations under Sections 6.4; or

                  (d) by Parent or the Company if, at the Shareholder Meeting (including any adjournment or postponement thereof), the requisite vote of the shareholders of the Company for approval and adoption of this Agreement and the Merger shall not have been obtained; or

                  (e) by Parent, if (i) the board of directors of the Company shall withdraw, modify or change its recommendation of this Agreement or the Merger in a manner adverse to Parent or shall have resolved to do any of the foregoing; or (ii) the board of directors of the Company shall have recommended to the shareholders of the Company an Alternative Transaction; or

                  (f) by the Company, pursuant to Section 5.4(f); or

                  (g) by Parent or the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company or Parent, respectively, set forth in this Agreement such that the conditions set forth in Section 7.2(a) or 7.2(b), or Section 7.3(a) or 7.3(b), would not be satisfied, provided, that if such breach is curable through the exercise of reasonable best efforts, then the other party may not terminate pursuant to this Section 8.1(g) in respect of such breach if such breach shall have been cured within 30 days following notice by the other party of such breach, provided the breaching party continues to use reasonable best efforts to cure such breach during the 30 day period (it being understood that (i) the other party may not terminate this Agreement pursuant to this Section 8.1(g) after notice of such breach if such breach shall have been cured within 30 days or the party seeking to terminate shall then be in material breach of this Agreement and (ii) no cure period shall be required for a breach which by its nature cannot be cured).

         Section 8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of its affiliates, directors, officers or shareholders; provided, however, that nothing in this Section 8.2 shall relieve any party from liability for breach of this Agreement or for fees and expenses as set forth in Section 8.3, and that this Section 8.2 and Section 8.3 shall survive indefinitely any termination of this Agreement.

         Section 8.3 Fees and Expenses.

                  (a) Except as set forth in this Section 8.3, (i) all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, if the Merger is not consummated, or (ii) if the Merger is consummated, then the Surviving Corporation shall pay all such fees and expenses.

                  (b) The Company shall pay Parent a fee of $8,000,000 in cash (the "Fee") upon the occurrence of both of the following events:

                           (i) the  termination  of this  Agreement by Parent or
the Company pursuant to (A) Section 8.1(d) or 8.1(e)(i), provided, that an Alternative Transaction shall have been publicly announced prior to the time the Company seeks the approval and adoption of this Agreement and the Merger by its shareholders and such proposed Alternative Transaction has not been withdrawn by the Third Party or otherwise affirmatively rejected by the Board of Directors of the Company; (B) Section 8.1(e)(ii) or (C) Section 8.1(f); and

                           (ii)  the   proposed   Alternative   Transaction   is
consummated within eighteen months of the date of such termination.

                  (c) The Fee payable pursuant to Section 8.3(b) shall be paid within one business day after the consummation of the Alternative Transaction which gives rise to the obligation to make such payment.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         Section  9.1   Effectiveness   of   Representations,   Warranties   and
Agreements; Knowledge, Etc.

                  (a) Except as otherwise provided in this Section 9.1, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that the agreements set forth in Article II and Section 6.3 shall survive the Effective Time indefinitely and the agreements and liabilities set forth or otherwise described in Section 8.2 or Section 8.3 shall survive termination indefinitely. The Confidentiality Agreement shall survive termination of this Agreement as provided therein.

                  (b) Any disclosure made with reference to one or more Sections of the Company's Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosed with respect to each other section therein as to which such disclosure is relevant provided that such relevance is reasonably apparent; provided, that the Company, with respect to the Company's Disclosure Letter, and Parent, with respect to the Parent Disclosure Letter, shall exercise reasonable best efforts to cross reference the sections where a disclosure made in the applicable Disclosure Letter is applicable to more than one representation or warranty.

         Section 9.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally, the third Business Day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), or the next Business Day if delivered by a commercial courier guaranteeing overnight delivery to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address which shall be effective upon receipt) or as of the date delivered if sent by facsimile transmission, with confirmation received, to the facsimile number specified below:

                  (a) If to Parent or Merger Sub:

                      Constellation Brands, Inc.
                      300 Willowbrook Office Park
                      Fairport, NY 14450
                      Attention: Richard Sands
                      Facsimile No.: (716) 218-2160
                      Telephone No.: (716) 218-2110

                  With copies to:

                      Farella, Braun & Martel LLP
                      Russ Building, 30th Floor
                      235 Montgomery Street
                      San Francisco, CA  94104
                      Attention:  Jeffrey P. Newman, Esq.
                                  Daniel E. Cohn, Esq.
                      Facsimile No.: (415) 954-4482
                      Telephone No.: (415) 954-4480

                      Constellation Brands, Inc.
                      300 Willowbrook Office Park
                      Fairport, NY 14450
                      Attention: Tom Mullin, Esq.
                      Facsimile No.: (716) 218-2165
                      Telephone No.: (716) 218-2112

                  (b) If to the Company:

                      Ravenswood Winery, Inc.
                      18701 Gehricke Road
                      Sonoma, CA 95476
                      Attention:  Joel Peterson
                      Facsimile No.:  (707) 938-9459
                      Telephone No.: (707) 938-1960

                  With copies to:

                      Ravenswood Winery, Inc.
                      26200 Arnold Dr.
                      Sonoma, CA 95476
                      Attention:  Justin Faggioli
                      Facsimile No.:  (707) 938-9496
                      Telephone No.: (707) 938-1960

                      Morrison & Foerster LLP
                      425 Market Street
                      San Francisco, CA 94105
                      Attention:  Robert Townsend, Esq.
                      Facsimile No.:  (415) 268-7522
                      Telephone No.: (415) 268-7080

         Section 9.3 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the shareholders of the Company, no amendment may be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 9.4 Waiver. At any time prior to the Effective Time, any party hereto may with respect to any other party hereto (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         Section 9.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 9.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         Section 9.7 Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitute the entire agreement and supersede all prior agreements and undertakings (other than the Confidentiality Agreement), both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

         Section 9.8 Assignment, Merger Sub. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of Parent and the Company, except that Parent and Merger Sub may assign all or any of their rights hereunder to any Affiliate of Parent provided that no such assignment shall relieve the assigning party of its obligations hereunder.

         Section 9.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as provided in Sections 2.4(f), 6.9 and 6.12 hereof.

         Section 9.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California applicable to contracts executed and fully performed within the State of California, without regard to the conflicts of laws provisions thereof.

         Section 9.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         Section 9.12 WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement and Plan Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                       CONSTELLATION BRANDS, INC.


                                       By:    /s/ Richard Sands
                                       Name:  Richard Sands
                                       Title: President



                                       VVV ACQUISITION CORP.


                                       By:    /s/ Agustin Francisco Huneeus
                                       Name:  Agustin Francisco Huneeus
                                       Title: President



                                       RAVENSWOOD WINERY, INC.


                                       By:    /s/ W. Reed Foster
                                       Name:  W. Reed Foster
                                       Title: Chairman and CEO

                                    ANNEX B


                                                          W.R. HAMBRECHT+CO, LLC

April 9, 2001


Board of Directors
Ravenswood Winery, Inc.
18701 Gehricke Road
Sonoma, California

Ladies and Gentlemen:

         We understand that Ravenswood Winery, Inc., a California corporation ("Ravenswood" or the "Company"), Constellation Brands, Inc., a Delaware corporation ("Constellation" or the "Parent") and VVV Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger, a draft of which has been provided to us (the "Agreement"), pursuant to which Merger Sub will be merged with and into the Company, which will be the surviving entity and which will become a wholly-owned subsidiary of Parent (the "Merger"). In the Merger, as more fully described in the Agreement, the consideration (the "Consideration") for each outstanding share of Common Stock of the Company will be $29.50 in cash. The terms and conditions of the Merger are set forth in more detail in the Agreement.

         You have asked our opinion as investment bankers as to whether the Consideration to be received by the shareholders of the Company under the Agreement pursuant to the Merger is fair to such shareholders from a financial point of view, as of the date of the Agreement. As you are aware, we were retained to assist the Company in soliciting indications of interest from certain designated third parties for all of the Company. Furthermore, we helped advise the Company with respect to alternative offers and the Company's underlying decision to proceed with the Parent to effect the Merger.

         In connection with our opinion, we have, among other things: (i) reviewed certain information, primarily financial in nature, including but not limited to internal and non- public information furnished to us by the Company on the business and operations of the Company, as well as publicly available information, including but not limited to, the Company's and Parent's filings with the Securities and Exchange Commission; (ii) held discussions with members of the Company's and Parent's respective management teams concerning the historical and current operations of the Company and Parent, as well as the future prospects of the Company and the Parent; (iii) reviewed the financial terms and conditions of the Agreement in the form presented to the Company's Board of Directors; (iv) analyzed the pro-forma financial position of the Parent; (v) compared the trading range of the Company's common stock with the market prices of certain other publicly

Board of Directors
Ravenswood  Winery, Inc.
April 9, 2001
Page Two

traded companies we deemed relevant; (vi) compared the proposed financial terms of the Merger with the financial terms of certain other transactions we deemed relevant; (vii) completed a discounted cash flow analysis on the Company on a stand-alone basis; and (viii) performed such other analyses and examinations as we have deemed appropriate.

         In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. We have also assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to us. We have relied on advice of counsel and independent accountants to the Company as to all legal and financial reporting matters with respect to the Company, the Merger and the Agreement. We have assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for reviewing any trademarks, licenses, agreements, individual credit files, etc. or making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such appraisals. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not, by delivering this opinion, assumed any obligation to update, revise or reaffirm this opinion.

         We have further assumed with your consent that the Merger will be consummated in accordance with the terms described in the Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder. We also have assumed that in the course of obtaining the necessary regulatory approvals for the Merger, no restrictions will be imposed that could have a material adverse effect on the contemplated benefits of the Merger.

         We will receive a fee for our services in rendering this opinion. In addition, we will receive an additional fee upon consummation of the Merger. In the ordinary course of our business, we have from time to time traded the securities of the Company for our own account or the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities. Currently, W.R. Hambrecht + Co., LLC holds shares and debentures representing approximately 7.6% of the Company on a fully diluted basis.

         Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be received by the shareholders of the Company

Board of Directors
Ravenswood Winery, Inc.
April 9, 2001
Page Three


pursuant to the Merger is fair to such shareholders from a financial point of view, as of the date hereof.

         This opinion is directed to the Board of Directors of the Company in its consideration of the Merger and is not a recommendation to any shareholder as to whether such shareholder should vote to approve and adopt the Agreement and the Merger, nor is any person or entity entitled to rely hereon other than the Board of Directors of the Company. Further, this opinion addresses only the financial fairness of the Consideration to be received by the shareholders of the Company and does not address the relative merits of the Merger and any alternatives to the Merger, the Company's underlying decision to proceed with or affect the Merger or any other aspect of the Merger. Except as set forth in the engagement letter dated March 12, 2001, this opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, or filed with any regulatory authority without our prior written consent.


                                                     Very truly yours

                                                     /s/ W.R. HAMBRECHT+CO, LLC

                                                     W.R. HAMBRECHT+CO, LLC

                                     ANNEX C


                                VOTING AGREEMENT


         VOTING AGREEMENT, dated as of April 10, 2001 (this "Agreement"), among Constellation Brands, Inc., a Delaware corporation ("Parent"), VVV Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub") and each of the shareholders of the Company set forth on Schedule A hereto (each, a "Shareholder" and, collectively, the "Shareholders").


                                    RECITALS:

         A. Parent, Merger Sub and Ravenswood Winery, Inc., a California corporation (the "Company"), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Parent will acquire the Company through a merger of Merger Sub with and into the Company on the terms and subject to the conditions set forth in the Merger Agreement. Except as otherwise defined herein, terms used herein with initial capital letters have the respective meanings ascribed thereto in the Merger Agreement.

         B. As of the date hereof, each Shareholder beneficially owns (as such term is defined in Rule 13d-3 of the Exchange Act) and is entitled to vote (or to direct the voting of) the number of shares of common stock of the Company ("Shares") set forth in the column entitled "Common Shares" opposite such Shareholder's name on Schedule A hereto (such Shares, together with any Shares of which the Shareholder acquires beneficial ownership with entitlement to vote (or to direct the voting of) during the period from and including the date hereof through and including the date on which this Agreement is terminated pursuant to Section 4.2 hereof, are collectively referred to herein as such Shareholder's "Subject Shares").

         C. As a condition and inducement to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that each Shareholder agree, and each Shareholder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                          I. VOTING OF SUBJECT SHARES

         1.1 Agreement to Vote Subject Shares.

                  (a) Merger Agreement. From the date hereof until this Agreement is terminated pursuant to Section 4.2, at any meeting of the shareholders of the Company called to consider and vote upon the adoption of the Merger Agreement (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of the adoption of the Merger Agreement by written consent of shareholders of the Company, each

Shareholder will vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's Subject Shares which such Shareholder has the right to vote in favor of the adoption of the Merger Agreement and in favor of any other matter necessary or appropriate for the consummation of the transactions contemplated by the Merger Agreement that is considered and voted upon at any such meeting or made the subject of any such written consent, as applicable.

                  (b) Adverse Proposal. From the date hereof until this Agreement is terminated pursuant to Section 4.2, at any meeting of the shareholders of the Company called to consider and vote upon any Adverse Proposal (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of any Adverse Proposal by written consent of shareholders of the Company, each Shareholder at Parent's or Merger Sub's request will vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's Subject Shares which it has the right to vote against the adoption of such Adverse Proposal. For purposes of this Agreement, the term "Adverse Proposal" means (a) any Alternative Transaction, (b) any proposal or action that would reasonably be expected to result in a breach of any covenant, agreement, representation or warranty of the Company set forth in the Merger Agreement, or (c) the following actions (other than the Merger and the other transactions contemplated by the Merger Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (ii) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company; or
(iii) (1) any change in the present capitalization of the Company or any amendment of the Company's articles of incorporation or bylaws, as amended to date; or (2) any other action that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the Merger and the other transactions contemplated by this Agreement and the Merger Agreement.

         1.2 Irrevocable Proxy.

                  (a) Grant of Proxy. Each Shareholder hereby appoints Parent and any designee of Parent, each of them individually, such Shareholder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent with respect to all of such Shareholder's Subject Shares which it has the right to vote (i) in accordance with Section 1.1 hereof and (ii) to sign its name (as a shareholder) to any consent, certificate or other document relating to the Company that the law of the State of California may permit or require in connection with any matter referred to in Section 1.1. This proxy is given to secure the performance of the duties of such Shareholder under this Agreement and its existence will not be deemed to relieve the Shareholders of their obligations under Section 1.1. Each Shareholder affirms that this proxy is coupled with an interest and is irrevocable until termination of this Agreement pursuant to Section 4.2, whereupon such proxy and power of attorney shall automatically terminate. Each Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. For Subject Shares as to which the Shareholder is the beneficial but not the record owner, the Shareholder will use reasonable best efforts to cause any record owner of such Subject Shares to grant to Parent a proxy to the same effect as that contained herein. The proxy granted herein is intended to comply with the requirements of Section 705 of the California Corporations Code applicable to irrevocable proxies.

                  (b) Other Proxies Revoked. Each Shareholder represents that any proxy heretofore given in respect of such Shareholder's Subject Shares is not irrevocable, and hereby revokes any and all such proxies.


                       II. REPRESENTATIONS AND WARRANTIES

         2.1 Certain Representations and Warranties of the Shareholders. Each Shareholder, severally and not jointly, represents and warrants to Parent and Merger Sub, as of the date hereof, as follows:

                  (a) Ownership. Such Shareholder is the beneficial owner of the number of Shares, the options to acquire the number of Shares ("Existing Options") and the principal amount of the Convertible Debentures (the
"Convertible Debentures") convertible into Shares set forth opposite such Shareholder's name on Schedule A hereto. Such Shareholder has full and unrestricted power to vote pursuant to this Agreement the Shares described in the column entitled "Common Shares" opposite such Shareholder's name on Schedule A hereto. Such Shareholder will, upon exercise of the Existing Options, have full and unrestricted power to vote pursuant to this Agreement any Shares for which the Existing Options are exercisable ("Option Shares"). Such Shareholder will, upon conversion of the Convertible Debentures, have full and unrestricted power to vote pursuant to this Agreement any Shares for which such Convertible Debenture may be converted ("Debenture Shares"). Except as set forth opposite such Shareholder's name on Schedule A hereto, such Shareholder (i) does not beneficially own any securities of the Company on the date hereof; (ii) does not, directly or indirectly, beneficially own or have any option, warrant or other right to acquire any securities of the Company that are or may by their terms become entitled to vote or any securities that are convertible or exchangeable into or exercisable for any securities of the Company that are or may by their terms become entitled to vote, nor is such Shareholder subject to any contract, commitment, arrangement, understanding or relationship (whether or not legally enforceable), other than this Agreement, that allows or obligates him to vote or acquire any securities of the Company; and (iii) holds exclusive power to vote the Subject Shares pursuant to this Agreement, subject to the limitations set forth in this Agreement.

                  (b) Power and Authority; Execution and Delivery. Such Shareholder, if it is not a natural person, is a limited partnership, limited liability company, corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Shareholder has all requisite partnership, corporate or individual, as applicable, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except that enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting the enforceability of creditors' rights generally.

                  (c) No Conflicts. The execution and delivery of this Agreement do not, and, subject to compliance with the HSR Act and appropriate filings under securities laws (which such Shareholder agrees to make promptly), to the extent applicable, the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a violation or breach of, or constitute a default (or an event that, with notice or lapse of time or both, would result in a default) or give rise to any right of termination, amendment, cancellation, notice or acceleration under, (i) if applicable, such Shareholder's certificate of incorporation, certificate of limited partnership, articles of organization, operating agreement, partnership agreement or similar constituent documents,
(ii) any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Shareholder is a party or by which such Shareholder is bound, (iii) any injunction, judgment, writ, decree, order or ruling applicable to such Shareholder or (iv) any law, statute, rule or regulation applicable to the Shareholder; except in the case of clauses (ii),
(iii) and (iv) for conflicts, violations, breaches or defaults that would not impair the ability of such Shareholder timely to perform its obligations under this Agreement.

         2.2 Representations and Warranties of Parent and Merger Sub. Parent and
Merger  Sub  hereby  jointly  and  severally   represent  and  warrant  to  each
Shareholder, as of the date hereof, that:

                  (a) Organization; Authority. Each of Parent and Merger Sub is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Each of Parent and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

                  (b) Execution and Delivery. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming that this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except that enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting the enforceability of creditors' rights generally.

                  (c) No Conflicts. Neither the execution and delivery of this Agreement nor the performance by Parent or Merger Sub of its respective obligations hereunder will conflict with, result in a violation or breach of, or constitute a default (or an event that, with notice or lapse of time or both, would result in a default) or give rise to any right of termination, amendment, cancellation, or acceleration under, (i) Parent's or Merger Sub's certificate of incorporation, bylaws or similar constituent documents, (ii) any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Parent or Merger Sub is a party or by which Parent or Merger Sub is bound,
(iii) any judgment, writ, decree, order or ruling applicable to Parent or Merger Sub, or (iv) any law, statute, rule or regulation applicable to Parent or Merger Sub; except in the case of clauses (ii), (iii) and (iv) for conflicts, violations, breaches or defaults that would not impair the ability of Parent or Merger Sub timely to perform its respective obligations under this Agreement.

                     III. CERTAIN COVENANTS OF SHAREHOLDERS

         3.1 Restriction on Transfer of Subject Shares, Proxies and Noninterference. No Shareholder will, directly or indirectly: (a) except pursuant to the terms of this Agreement and for the conversion of Subject Shares at the Effective Time pursuant to the terms of the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Subject Shares, other than any sale, transfer or assignment to members of such Shareholder's family, a family trust of such Shareholder or a charitable institution if the transferee of such Subject Shares agrees in writing to be bound by the terms hereof and notice of such sale, transfer or assignment, including the name and address of the purchaser, transferee or assignee, is delivered to Parent pursuant to Section 4.6. hereof; (b) except pursuant to the terms of this Agreement, grant any proxies or powers of attorney, deposit any Subject Shares into a voting trust or enter into a voting agreement with respect to any Subject Shares; or (c) take any action that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or have the effect of impairing the ability of such Shareholder to perform such Shareholder's obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby. Notwithstanding the other provisions of this Section 3.1, Robert McGill, III, may transfer his Subject Shares to a charitable institution at any time following the shareholder record date established by the Company for the special meeting of the Company's shareholders to consider approval and adoption of the Merger and the Merger Agreement; provided that any such transfer shall not alter the obligations of Mr. McGill, as a Shareholder under this Agreement, to otherwise vote for and support the Merger Agreement in accordance with the terms of this Agreement.

         3.2 Adjustments.

                  (a) In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock or other securities of the Company on, of or affecting the Shares or the like or any other action that would have the effect of changing a Shareholder's ownership of the Company's capital stock or other securities or (ii) a Shareholder becomes the beneficial owner of any additional Shares or other securities of the Company, then the terms of this Agreement will apply to the shares of capital stock held by the Shareholder immediately following the effectiveness of the events described in clause (i) or the Shareholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Shares hereunder.

                  (b) Each Shareholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new Shares acquired by the Shareholder, if any, after the date hereof.

         3.3 No Solicitation. No Shareholder will take, or authorize any of its officers, directors, employees, agents or representatives (including any investment banker, financial advisor, attorney or accountant for such Shareholder) ("Representatives") to take, any action that the Company would be prohibited from taking under Section 5.4(a) of the Merger Agreement. Each Shareholder will, and will use its reasonable best efforts to cause its Representatives to, immediately cease all existing discussions or negotiations with respect to any of the foregoing and promptly (and in any event within one business day) advise Parent in writing of the receipt by such Shareholder of a request for information or any inquiries or proposals relating to an Acquisition Transaction. Notwithstanding any provision herein to the contrary, (a) if any Shareholder is a member of the Board of Directors of the Company, such member of the Board of Directors of the Company may take actions in such capacity to the extent permitted by Section 5.4 of the Merger Agreement, and (b) if any Shareholder is an officer of the Company, such officer may take actions in such capacity to the extent directed to do so by the Board of Directors of the Company.

         3.4 Disclosure. Each Shareholder hereby authorizes Parent and Merger Sub to publish and disclose in any announcement or disclosure required by the SEC or the NASDAQ Stock Market and, if approval of the Company's shareholders is required under applicable law, the Proxy Statement (including all documents and schedules filed with the SEC in connection with either of the foregoing), its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement. Parent and Merger Sub hereby authorize each Shareholder to make such disclosure or filings as may be required by the SEC.


                                IV. MISCELLANEOUS

         4.1 Fees and Expenses. Each party hereto will pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

         4.2 Amendment; Termination. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. This Agreement will terminate on the earliest to occur of (a) the Effective Time or
(b) the date the Merger Agreement is terminated in accordance with its terms. This Agreement may be earlier terminated with respect to any Shareholder by the mutual consent of Parent or Merger Sub and such Shareholder. Except as set forth below, in the event of termination of this Agreement pursuant to this Section 4.2, this Agreement will become null and void and of no effect with no liability on the part of any party hereto and all proxies granted hereby will be automatically revoked; provided, however, that no such termination will relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

         Notwithstanding anything to the contrary contained in this Agreement, if this Agreement is terminated for any reason, Sections 4.1, 4.5, 4.15 and 4.16 and this Section 4.2 will survive any termination of this Agreement indefinitely.

         4.3 Extension; Waiver. Any agreement on the part of a party to waive any provision of this Agreement, or to extend the time for any performance hereunder, will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. Any waiver by any party of a breach of any provision of this Agreement will not operate as or be construed as a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement or one or more sections hereof will not be considered a waiver or deprive that party of a right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         4.4 Entire Agreement; No Third-Party Beneficiaries; Several Obligations. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to such matters. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies. The obligations of, and the representations and warranties made by, each Shareholder shall be several and not joint and shall relate only to such Shareholder.

         4.5 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of California regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

         4.6 Notices. Any notice required to be given hereunder will be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                  If to Parent or Merger Sub:

                  Constellation Brands, Inc.
                  300 Willowbrook Office Park
                  Fairport, NY 14450
                  Attention: Richard Sands
                  Facsimile No.:  (716) 218-2160
                  Telephone No.: (716) 218-2110

                  With copies to:

                  Farella, Braun & Martel LLP
                  Russ Building, 30th Floor
                  235 Montgomery Street
                  San Francisco, California 94104
                  Attention: Jeffrey P. Newman, Esq.
                                Daniel E. Cohn, Esq.
                  Facsimile No.:  (415) 954-4482
                  Telephone No:  (415) 954-4480

                  Constellation Brands, Inc.
                  300 Willowbrook Office Park
                  Fairport, NY 14450
                  Attention: Tom Mullin, Esq.
                  Facsimile No.:  (716) 218-2165
                  Telephone No.: (716) 218-2112

         If to any Shareholder, to the address for such Shareholder indicated on the signature page hereto,

                  With copies to:

                  Morrison & Foerster LLP
                  425 Market Street
                  San Francisco, California 94105
                  Attention: Robert S. Townsend, Esq.
                  Facsimile No.:  (415) 268-7522
                  Telephone No.: (415) 268-7080

or to such other address as any party specifies by written notice, such notice being deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         4.7 Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Shareholder without the prior written consent of Parent or by Parent without the consent of the applicable Shareholder (and then only with respect to such Shareholder), and any such assignment or delegation that is not consented to will be null and void; provided that this Agreement, together with any rights, interests, or obligations of Parent hereunder, may be assigned or delegated, in whole or in part, by Parent to any direct or indirect wholly owned subsidiary of Parent without the consent of or any action by any Shareholder upon notice by Parent to each Shareholder affected thereby as herein provided; provided further, that any such assignment shall not relieve Parent of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns (including, without limitation, any Person to whom any Subject Shares are sold, transferred or assigned).

         4.8 Further Assurances. Each Shareholder will execute and deliver such other documents and instruments and take such further actions as may be necessary or appropriate or as may be reasonably requested by Parent in order to ensure that Parent and Merger Sub receive the full benefit of this Agreement with respect to such Shareholder, all at the expense of Parent.

         4.9 Publicity. Parent, and each Shareholder will consult with each other party before issuing any press release or otherwise making any public statements with respect to this Agreement or the Merger Agreement or the other transactions contemplated hereby or thereby and will not issue any such press release or make any such public statement before such consultation, except as may be required by law or applicable stock exchange rules.

         4.10 Enforcement. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

         4.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         4.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same instrument and will become effective when one or more counterparts have been signed by each party and delivered to the other parties.

         4.13 Headings. The descriptive headings contained herein are for convenience and reference only and will not affect in any way the meaning or interpretation of this Agreement.

         4.14 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         4.15 Jurisdiction; Consent to Service of Process.

                  (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts of the State of California (a "California Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in a California Court.

                  (b) It will be a condition precedent to each party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in a California Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

                  (c) No party may move to (i) transfer any such suit, action or proceeding from a California Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in a California Court with a suit, action or proceeding in another jurisdiction, or (iii) dismiss any such suit, action or proceeding brought in a California Court for the purpose of bringing the same in another jurisdiction.

                  (d) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in a California Court,
(ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

         4.16 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUR OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         4.17 Fiduciary Duties. Each Shareholder is signing this Agreement solely in such Shareholder's capacity as the beneficial owner of Subject Shares. Nothing contained herein shall limit or affect any actions taken by such Shareholder in his or her capacity as an officer or director of the Company and none of such actions in any such capacity shall be deemed to constitute a breach of this Agreement.

         4.18 Obligations Several. The obligations of the Shareholders hereunder are several and not joint.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the day and year first written above.




CONSTELLATION BRANDS, INC.


By: _____________________________

Its: ____________________________



VVV ACQUISITION CORP.


By: _____________________________

Its: ____________________________



[SHAREHOLDER]


_________________________________

                                     ANNEX D

      Chapter 13 of the General Corporation Law of the State of California


                               DISSENTERS' RIGHTS

1300. Right to Require Purchase--"Dissenting Shares and "Dissenting Shareholder" Defined.

         (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

         (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

         (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of The Nasdaq Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to five percent or more of the outstanding shares of that class.

         (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

         (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

         (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

         (c) As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

1301. Demand for Purchase.

         (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

         (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

         (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302. Endorsement of Shares.

         Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. Agreed Price--Time for Payment.

         (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

         (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. Dissenter's Action to Enforce Payment.

         (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

         (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

         (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305. Appraisers' Report--Payment--Costs.

         (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

         (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

         (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

         (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

         (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section
1301).

1306. Dissenting Shareholder's Status as Creditor.

         To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307. Dividends Paid as Credit Against Payment.

         Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308. Continuing Rights and Privileges of Dissenting Shareholders.

         Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309. Termination of Dissenting Shareholder Status.

         Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

         (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

         (b)  The  shares  are  transferred   prior  to  their   submission  for
endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

         (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of
Section 1110 was mailed to the shareholder.

         (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

1310. Suspension of Proceedings for Payment Pending Litigation.

         If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

1311. Exempt Shares.

         This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312. Attaching Validity of Reorganization or Merger.

         (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

         (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

         (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

--------------------------------------------------------------------------------

PROXY                 THIS PROXY IS SOLICITED ON BEHALF OF                 PROXY
                THE BOARD OF DIRECTORS OF RAVENSWOOD WINERY, INC.
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 26, 2001

         The undersigned shareholder of RAVENSWOOD WINERY, INC., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated May 18, 2001, and hereby appoints W. Reed Foster, Joel E. Peterson, Justin M. Faggioli and
Callie S. Konno, or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company, to be held on Tuesday, June 26, 2001, at 9:00 a.m. local time, at 2326 Powell Street, Emeryville, California, and at any adjournment or adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares.

         THIS PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.


                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
                                                             Please mark
                                                             your votes
                                                             as indicated in [X]
                                                             this example





1.  To approve the principal terms of an Agreement    FOR   AGAINST   ABSTAIN
    and Plan of  Merger,  dated  April  10,  2001,
    among the Company,  Constellation Brands, Inc.    [ ]     [ ]       [ ]
    and VVV  Acquisition  Corp.  providing for the
    merger of VVV Acquisition  Corp. with and into
    the  Company,   with  the  Company  being  the
    surviving corporation.

    In   their   discretion,   the   proxies   are
    authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.


______________________________
Name of Shareholder


______________________________
Authorized Signature


______________________________
Name of Authorized Signatory
(if  different  from  Name  of  Shareholder)


______________________________
Title of Authorized Signatory
(if Shareholder is not an individual)


Date: ________________________



______________________________
Name of Co-Shareholder, if any


______________________________
Authorized Signature


______________________________
Name of Authorized Signatory
(if different from Name of Co-Shareholder)

______________________________
 Title of Authorized Signatory
(if Co-Shareholder is not an individual)


Date: ________________________


This proxy should be marked, dated and signed by the shareholder(s), and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Whether or not you plan to attend the special meeting, you are urged to mark, sign, date and promptly return this proxy, using the enclosed envelope.


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^